VANGUARD(R) VARIABLE INSURANCE FUND
BALANCED AND STOCK PORTFOLIOS

ANNUAL REPORT -- SEPTEMBER 30, 2000

INCLUDED WITHIN THIS REPORT:
Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Growth Portfolio
Small Company Growth Portfolio
International Portfolio
REIT Index Portfolio

[SHIP GRAPHIC]

A member of
THE VANGUARD GROUP

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* In fiscal 2000, a volatile stock market led to mixed returns, ranging from 3.1% to 77.0%, for Vanguard Variable Insurance Fund's nine balanced and equity portfolios.

* Although technology stocks registered strong gains for the full fiscal year, they stumbled badly in the last half, while financial services, health care, real estate, and energy-related stocks surged.

* Mid- and small-capitalization stocks generally outperformed large-cap issues.

CONTENTS

1 Letter from the Chairman
7 Notices to Shareholders
10 Reports from the Advisers
26 Portfolio Profiles
37 Glossary of Investment Terms
39 Performance Summaries
48 Financial Statements
66 Report of Independent Accountants

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LETTER
   FROM THE CHAIRMAN

Dear Planholders,

The 12 months ended September 30, 2000, were marked by turbulence and unpredictability in the financial markets. This volatility was reflected in the disparate fiscal-year returns of the portfolios of vanguard VARIABLE INSURANCE FUND.
     Total returns (capital change plus reinvested dividends) for the fund's balanced and equity portfolios ranged from 3.1% for the Equity Income Portfolio to a remarkable 77.0% for the Small Company Growth Portfolio. While returns for five of the nine portfolios exceeded those of their benchmark indexes, only two surpassed the performance of their average peers.
     This report presents the 12-month return for each portfolio, its average peer, and its unmanaged benchmark index. Performance Summaries on pages 39-47 detail the year-to-year performances of the portfolios relative to their benchmarks. We remind you that the returns for the portfolios in Vanguard Variable Insurance Fund are higher than those for the portfolios in the Vanguard Variable Annuity Plan, which take into account the plan's administrative and insurance expenses.
     We note that this is the first time we have published a separate report for the balanced and equity portfolios of Vanguard Variable Insurance Fund. A review of our money market and bond portfolios is published separately in order to help reduce Vanguard's printing costs--savings that benefit all shareholders.

FINANCIAL MARKETS IN REVIEW

During the 12-month period, the juggernaut U.S. economy was well into a record tenth year of uninterrupted expansion. The labor market remained tight, with the unemployment rate hovering around--and even dipping below--4%. Aside from energy prices, inflation stayed in check--

MARKET BAROMETER                  AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED SEPTEMBER 30, 2000

                                        ONE     THREE    FIVE
                                        YEAR     YEARS   YEARS
--------------------------------------------------------------
STOCKS
S&P 500 INDEX (LARGE-CAPS)              13.3%   16.4%   21.7%
RUSSELL 2000 INDEX (SMALL-CAPS)         23.4    6.0     12.4
WILSHIRE 5000 INDEX (ENTIRE MARKET)     17.7    15.6    20.5
MSCI EAFE INDEX (INTERNATIONAL)          3.4     7.7     8.9
--------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX
              (ENTIRE MARKET)            7.0%    5.9%    6.5%
LEHMAN 10 YEAR MUNICIPAL BOND INDEX      6.4     4.8     5.8
SALOMON SMITH BARNEY 3-MONTH
   U.S. TREASURY BILL INDEX              5.6     5.2     5.2
==============================================================
CPI
CONSUMER PRICE INDEX                     3.5%    2.5%    2.5%

                                       1

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partly due to a continuation of the Federal Reserve Board's series of short-term interest rate hikes. In recent months, statistics indicated that the Fed may have succeeded in slowing the pace of economic growth, though it remained robust overall. However, as the fiscal year progressed, investors became increasingly concerned about the impact that slower growth might have on corporate earnings. Other causes of investor anxiety were higher energy prices and the weakness of the euro, which cut into profits of U.S. companies with overseas operations.
     Against this backdrop, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a terrific 12-month return of 17.7%. However, that figure belies the market's split personality. During the first six months of the period, several market indexes reached record levels, largely driven by technology-related growth stocks. Meanwhile, value stocks--companies whose stock prices are seen as "cheap" relative to such measures as earnings, book value, and dividends--lagged far behind. However, market leadership switched midway through the fiscal year. By September 30, the tech-heavy Nasdaq Composite Index was 27% below the peak it reached in March.
     Nowhere was the shift in leadership more evident than among smaller companies. The growth stocks within the Russell 2000 Index fell -11.1% during the last six months of the fiscal year, while the index's value component gained 9.4%. Nevertheless, because of earlier gains, small-capitalization growth stocks ended the year with a 29.7% return, almost double that of their value counterparts. The story was somewhat different among large-cap stocks. The growth stocks within the large-cap Standard & Poor's 500 Index fell -10.1% in the last six months of the period, ending with a 12.0% return for the fiscal year, versus a fiscal-year return of 13.7% for the index's value stocks. As a whole, smaller companies outpaced larger companies over the 12 months.
     Meanwhile, international stock returns were hurt by declining currency values. The euro, the common currency of 11 European countries, lost about 17% of its value relative to the U.S. dollar during the fiscal year. When measured in local currencies, foreign stock markets did very well. But for U.S. investors, the stronger dollar cut into returns since each unit of foreign currency can be exchanged for fewer dollars. (A weaker dollar augments returns from foreign securities for U.S. investors.) Returns from international markets were further hampered later in the period by a slide among tech issues, which mirrored the tech decline in the United States.
--------------------------------------------------------------------------------
OUR GROWTH-ORIENTED PORTFOLIOS GENERALLY WEATHERED A SECOND-HALF SLUMP FOR
GROWTH STOCKS.
--------------------------------------------------------------------------------

FISCAL 2000 PERFORMANCE OVERVIEW
The performance of our portfolios reflected the dichotomy of what was going on in the markets between the first and second halves of the fiscal year. Our value-oriented portfolios suffered early in the period, but made up some

                                       2
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ground in the last six months.Our growth-oriented portfolios generally weathered the storm well.
     Relative to the S&P 500 Index, the stock portion of the BALANCED PORTFOLIO was heavily weighted in several poorly performing sectors. This was a factor in the portfolio's 5.9% annual return, which was much lower than those of its benchmarks. Higher oil prices and the declining euro cut into earnings for materials & processing companies, which accounted for 14% of our portfolio's assets on average, compared with 3% in the index. And as was the case in fiscal 1999, a light stake in the technology sector-- less than one-quarter of the 27% weighting in the index--dampened relative performance. However, that same factor, plus solid stock picks in utilities, helped the overall portfolio gain 5.0% in the second half of the fiscal year, while the S&P 500 declined -3.6% and the portfolio's average peer gained a mere 0.6%.

2000 TOTAL RETURNS                      FISCAL YEAR ENDED
                                             SEPTEMBER 30
---------------------------------------------------------
BALANCED PORTFOLIO                                   5.9%
Average Balanced Fund*                              11.3
Composite Stock/Bond Index**                        10.8
---------------------------------------------------------
EQUITY INCOME PORTFOLIO                              3.1%
Average Equity Income Fund*                          8.2
Russell 1000 Value Index                             8.9
---------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                          7.2%
Average Large-Cap Value Fund*                       10.6
S&P 500/BARRA Value Index                           13.7
---------------------------------------------------------
EQUITY INDEX PORTFOLIO                              13.4%
Average General Equity Fund*                        28.2
S&P 500 Index                                       13.3
---------------------------------------------------------
MID-CAP INDEX PORTFOLIO                             43.8%
Average Mid-Cap Core Fund*                          51.0
S&P MidCap 400 Index                                43.2
---------------------------------------------------------
GROWTH PORTFOLIO                                    28.2%
Average Large-Cap Growth Fund*                      30.3
Russell 1000 Growth Index                           23.4
---------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                      77.0%
Average Small-Cap Growth Fund*                      56.6
Russell 2000 Growth Index                           29.7
---------------------------------------------------------
INTERNATIONAL PORTFOLIO                             13.6%
Average International Fund*                         10.8
MSCI EAFE Index                                      3.4
---------------------------------------------------------
REIT INDEX PORTFOLIO                                20.8%
Average Real Estate Fund*                           22.0
Morgan Stanley REIT Index                           20.9
---------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index,  35% Lehman  Long  Credit AA or
  Better  Bond Index  through March 31, 2000; and 35%
  Lehman Credit A or Better Index thereafter.

     The EQUITY INCOME PORTFOLIO recorded a 3.1% return, which was disappointing relative to the returns of its average peer and the Russell 1000 Value Index, an appropriate benchmark for the large- and mid-cap value stocks the portfolio emphasizes. While the portfolio benefited from its relative overweighting in the health care sector, its underweighting in financial services stocks hampered its relative performance. The portfolio had only about half the index's 31% weighting among financial services

                                       3

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companies  such as banks,  whose  stocks  surged  in the last few  months of the period.
     Sector  weightings  also  played  a  key  role  in  the  DIVERSIFIED  VALUE
PORTFOLIO's 12-month return of 7.2%, which was lower than those of its benchmarks. The portfolio held virtually no tech stocks, while the S&P 500/BARRA Value Index held an average 9% stake in the sector during the fiscal year. Our portfolio's true value bent meant that although its holdings gained 14.5% in the last six months of the period--more than 3 times the return of the index and more than 18 times that of its average peer--the portfolio couldn't quite overcome its shortfall in performance during the first half of the fiscal year.
     The EQUITY INDEX PORTFOLIO's 13.4% return was a tad higher than that of its target index, the S&P 500 Index, but it was less than half the return of the average stock fund. While large-cap stocks have led the market in recent years, that was not the case in fiscal 2000, creating an advantage for peer funds, which dipped into the stocks of smaller companies.
     A surge in mid-cap stocks led the MID-CAP INDEX PORTFOLIO to a tremendous 43.8% return, which was slightly higher than the return of its target index, but about 7 percentage points short of that of its average peer.
     Staying mostly in large-cap territory did not hamper the GROWTH PORTFOLIO, which posted a 28.2% return--almost 5 percentage points higher than that of the Russell 1000 Growth Index, but somewhat lower than that of its average peer. Though the portfolio was slightly underweight in technology compared with its benchmark--a factor that hampered relative performance-- it benefited from fine stock selection within the sector. The portfolio's tech issues posted a 52.0% return versus the index sector's 37.5%. Because the portfolio avoided some of the more speculative tech companies, its full-year performance was somewhat behind that of its average peer. However, this also meant that in the fiscal year's second half, the portfolio gained 1.3% while the index and the average peer declined -7.9% and -5.7% respectively.
     Superior stock selection also aided our SMALL COMPANY GROWTH PORTFOLIO, which recorded a remarkable 77.0% return, surpassing those of its average peer
and  benchmark  index  by  huge  margins  (20.4  and  47.3   percentage   points
respectively). The portfolio benefited from an overweight in the surging health care sector (with a 23% average weighting versus 17% for the index). While the sector returned 92% in the index, the portfolio's health care issues gained 326%. The portfolio's stock picks in technology were also well rewarded,
returning   about  100%,   nearly  twice  the  index  sector's   return.   Being
underweighted in technology (26% of portfolio's assets versus 33% for the index), also reduced our relative volatility: During the final six months of the fiscal year, the Russell 2000 Growth Index declined -11.1%, our average peer fell -4.7%, yet our portfolio gained 3.5%. The portfolio's only notable shortcoming was in the consumer discretionary (mainly retail) sector. The stock picks

                                       4

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in that sector lost about  one-quarter  of their value.  Overall in fiscal 2000, the portfolio had an impressive showing.
     We are pleased to note that Grantham, Mayo, Van Otterloo & Co. LLC (GMO) was added to the management team of the Small Company Growth Portfolio, effective October 1, 2000. GMO will bring additional diversity and experience to the management of the portfolio.
     Despite its heavy exposure to the tech sector, the INTERNATIONAL PORTFOLIO held up well in the fiscal year. During the second half of the period, the portfolio gave up some of its first-half gains, but it still posted an excellent 12-month return of 13.6%. The return was higher than that of its average peer and four times that of the Morgan Stanley Capital International Europe,
Australasia, Far East (EAFE) Index. Relative to the index, the portfolio benefited from its lower exposure in Asia and its higher weighting in Europe, which fared better than other overseas markets despite the declining euro.
     Real estate equities recovered from their doldrums of the previous two years. The REIT INDEX PORTFOLIO posted a healthy 20.8% return for the 12 months, almost matching the return of its target index, but coming up short by 1.2
percentage  points  to  that  of  its  average  peer.   Surprisingly   favorable
second-quarter earnings reports from many REITs fueled some of the gains, as did a pickup in demand for commercial and residential rental properties.

LONGER-TERM PERFORMANCE OVERVIEW
A one-year record provides an incomplete picture for any long-term investment. That's why we believe investors should always look at a portfolio's long-term performance. The adjacent table presents the average annual returns of our portfolios since their inceptions, compared with those of their benchmarks.

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                         SINCE INCEPTION THROUGH
                                                              SEPTEMBER 30, 2000


                                                      AVERAGE
                                  VANGUARD         COMPARABLE         COMPARABLE
PORTFOLIO (INCEPTION DATE)       PORTFOLIO               FUND              INDEX
--------------------------------------------------------------------------------
BALANCED (5/23/1991)                 12.4%              11.5%              14.4%
EQUITY INCOME (6/7/1993)             14.8               13.2               16.3
DIVERSIFIED VALUE (2/8/1999)         -0.1                8.7               11.2
EQUITY INDEX (4/29/1991)             17.7               16.4               18.0
MID-CAP INDEX (2/9/1999)             29.7               36.5               29.0
GROWTH (6/7/1993)                    22.9               21.9               22.5
SMALL COMPANY
 GROWTH (6/3/1996)                   21.4               18.3                9.9
INTERNATIONAL (6/3/1994)             11.1                9.1                8.0
REIT INDEX (2/9/1999)                11.2               12.0               11.2
--------------------------------------------------------------------------------
     Six of the nine portfolios generated returns that exceeded those of their average peers. We're confident that, over longer periods of time, the returns of our portfolios will outpace those of their average competitors. This confidence is based on our low costs. Our portfolios' expense ratios (annual expenses as a percent-

                                       5

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age of average net assets)  range from 0.16% to 0.47%,  while our average peers' ratios range from 1.28% to 1.72%. Though these may seem to be small advantages, they loom large over time. Consider that a $10,000 investment made in a portfolio with an expense ratio of 0.30% that earns a gross return of 10% annually will grow to about $63,000 over 20 years. The same $10,000 invested in a portfolio with a similar gross return but a 1.50% expense ratio would grow to about $50,000 in the same period. The difference amounts to about $13,000--more than the initial investment. Costs matter.

IN SUMMARY
At Vanguard, we claim no special ability as prognosticators. As the volatility of the past 12 months shows, it is extremely difficult to predict the direction of financial markets, let alone the prospects for certain asset classes or market sectors.
     We hold firm in our view that investors should prepare for uncertainty by constructing a diversified portfolio of stock funds, bond funds, and short-term investments in proportions appropriate to their goals, time horizon, and risk tolerance. Once such a plan is established, the most prudent strategy is to stay the course. Thank you for your confidence in us.

Sincerely,

October 16, 2000
                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer
                                       6

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--------------------------------------------------------------------------------
NOTICE OF CHANGE IN OWNERSHIP FOR INVESTMENT ADVISER OF THE DIVERSIFIED VALUE PORTFOLIO
In July 2000, Old Mutual plc agreed to acquire United Asset Management Corporation (UAM), the parent company of Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), the investment adviser for the Diversified Value Portfolio. UAM will continue to own BHMS, and the change in the parent company's ownership is not expected to have any practical effect on the portfolio. There will be no change in BHMS's role as the portfolio's investment adviser, in the personnel who advise the portfolio, or in the fees charged to the portfolio. However, as is required by the Investment Company Act of 1940, your portfolio's present advisory contract with BHMS will automatically terminate with the change in ownership.
     Accordingly, on September 14, 2000, your portfolio's board of trustees approved a new investment advisory contract with BHMS that will take effect when the ownership of BHMS's parent company officially changes. All of the terms of the new contract, except for its commencement and termination dates, are the same as those in the present contract. Your board believes that, similar to the present advisory contract, the new advisory contract will enable the portfolio to obtain services of high quality at reasonable cost and that the new advisory contract is in the best interests of the portfolio and its shareholders. (In 1993, your portfolio received permission from the U.S. Securities and Exchange Commission and from its shareholders for the trustees to enter into a new advisory agreement without the delay and expense of a shareholder vote. This special permission was made subject to several conditions, including the requirement that shareholders be notified of changes to the portfolio's investment advisory agreement.)
     In July, Old Mutual plc announced the terms of a tender offer under which it would acquire all of UAM's outstanding shares. The directors of UAM recommended that its shareholders accept Old Mutual's offer, and UAM tendered all of its shares. The acquisition became effective October 5, 2000.
     BHMS, which is registered as an investment adviser with the Securities and Exchange Commission, is located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. UAM began providing investment advisory services in December 1980. Today, the principal operating subsidiaries of UAM manage both domestic and international investment portfolios for corporate, government, and union benefit plans; mutual funds; individuals; endowments; and
foundations.   Together   with  its   subsidiaries,   UAM   manages  or  advises
approximately $195 billion in assets.

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--------------------------------------------------------------------------------
NOTICE OF CHANGES TO THE INVESTMENT ADVISORY AGREEMENT FOR THE GROWTH PORTFOLIO The board of trustees of Vanguard Variable Insurance Fund-Growth Portfolio and the portfolio's adviser, Lincoln Capital Management Company, have agreed to change the portfolio's investment advisory agreement. The revised agreement includes a performance adjustment to the basic fee paid to Lincoln Capital Management, based on the portfolio's performance relative to the Russell 1000 Growth Index.
     Currently, the portfolio pays Lincoln Capital Management a basic fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate to the portfolio's average month-end assets for the quarter. For the year ended September 30, 2000, the advisory fee paid to Lincoln represented an effective annual rate of 0.15% of the portfolio's average net assets.
     The agreement, which took effect October 1, 2000, calls for the basic fee to be adjusted up or down by applying a formula based on the portfolio's performance in comparison to that of the index. The fee will be increased (or decreased) by up to 15% of the basic fee if the portfolio's cumulative total return for the 36 months preceding the end of the quarter is at least 9 percentage points above (or below) the cumulative total return of the index for the same period.
     Vanguard proposed this change because it believes that it is in the best interest of the portfolio and its shareholders. The portfolio's trustees carefully considered, among other factors, (1) the nature and quality of the services that Lincoln Capital has rendered; (2) the portfolio's investment objective and policies; and (3) the qualifications of Lincoln Capital and its personnel. Based upon its review of these factors, the portfolio's trustees, including those who are not "interested persons" of the portfolio or Lincoln Capital, unanimously approved the new advisory contract.

RELATED INFORMATION CONCERNING LINCOLN CAPITAL MANAGEMENT
Lincoln Capital Management is an investment advisory firm founded in 1967. As of September 30, 2000, Lincoln managed approximately $73 billion in assets. It serves a limited number of clients, most of which are institutional clients such as pension funds. The individuals responsible to the board for the implementation of Lincoln's strategy in Vanguard Variable Insurance Fund-Growth Portfolio are:
     J. PARKER HALL, chairman and managing director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; portfolio manager since 1987; B.A., Swarthmore College; M.B.A., Harvard Business School.
     DAVID M. FOWLER, president and managing director of Lincoln; has worked in investment management since 1972; with Lincoln since

1984; portfolio manager since 1987; B.S., Loyola University; M.B.A., Northwestern University.
     JOHN S. COLE, executive vice president and managing director of Lincoln; has worked in investment management since 1992; executive vice president and chief equity officer of Boatman's Trust Company from 1992 until joining Lincoln in 1997; portfolio manager since 1999; B.S., Bentley College; M.B.A., University of Notre Dame.

REPORT
   FROM THE ADVISER                        WELLINGTON  MANAGEMENT  COMPANY,  LLP

The BALANCED PORTFOLIO earned a total return of 5.9% during the fiscal year ended September 30, 2000. The portfolio's equity portion, which constituted 66% of assets at year-end, gained 5.9%, and the bond portion returned 5.2%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT A REASONABLE LEVEL OF CURRENT INCOME AND LONG-TERM GROWTH IN CAPITAL CAN BE ACHIEVED WITHOUT UNDUE RISK BY HOLDING 60% TO 70% OF ASSETS IN COMMON STOCKS AND THE BALANCE IN FIXED INCOME SECURITIES. CONSISTENT WITH THIS APPROACH, DIVIDEND-PAYING STOCKS DOMINATE THE EQUITY SEGMENT OF THE PORTFOLIO, WHILE HIGH-QUALITY CORPORATE, U.S. TREASURY, AND MORTGAGE-BACKED SECURITIES MAKE UP THE BOND SEGMENT.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The stock  portion of your  portfolio  invests in  companies  with  conservative financial characteristics such as low price/earnings ratios and above-average dividend yields. This emphasis hurt our relative performance during the last quarter of 1999, when highly priced technology stocks performed well. Although the stock market has been quite volatile in 2000, there has been a renewed interest in companies outside the technology sector--a shift that has improved our performance this year.
     In the fixed income arena, U.S. Treasury securities performed better than corporate bonds, which were hurt by rising interest rates. Demand for Treasury securities has increased throughout the fiscal year as the federal budget surplus has allowed the government to repurchase long-term bonds, thus diminishing the supply of these securities.

OUR SUCCESSES
Contributors to our performance during the fiscal year included several large health care holdings, among them Pharmacia. Our electric utility stocks, led by Duke Energy, also performed well. Other holdings that contributed meaningfully to performance were Citigroup and Marsh & McLennan, both of which are financial services firms. Our exposure to the technology sector was limited due to our requirement that our stocks pay a dividend. However, we obtained well-above-average returns from Hewlett-Packard and Alcatel.

OUR SHORTFALLS
As noted, our value-oriented approach was not in vogue for the first five months of the portfolio's fiscal year. Since then, the market has become more evenhanded.

     Our major shortfall during the period was in the basic commodity group, where stock performance was poor despite satisfactory earnings growth in the paper and aluminum industries. Our investments in this area are based on the view that world economic growth will remain strong, despite a likely slowdown in the United States.
     Other poorly performing sectors were transportation and manufacturing, with the latter suffering partly as a result of the strength of the U.S. dollar. (A strong dollar makes U.S. goods more expensive in overseas markets.)

OUR PORTFOLIO POSITION
We are proceeding on an expectation that U.S. economic growth will moderate. However, we believe that the slowdown will come in the form of a "soft landing" and that there will be no recession. As stated above, we expect world economic growth to remain strong.
     In our view, the narrow focus on technology stocks is a thing of the past. We also expect the dollar to weaken somewhat, a development that should have a positive effect on the earnings outlook for manufacturing and basic industries.
     In the fixed income portion of the portfolio, we emphasize corporate bonds and mortgage-backed securities with a view toward maintaining high yield and high quality.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

October 12, 2000

PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2000

NEW HOLDINGS                             COMMENTS
--------------------------------------------------------------------------------
EXXON MOBIL                              PURCHASED FOR MERGER BENEFITS AND
                                         GROWTH PROSPECTS.
--------------------------------------------------------------------------------
TARGET                                   WELL-RUN RETAILER IN A DEPRESSED
                                         MARKET SEGMENT.
--------------------------------------------------------------------------------
BEAR STEARNS                             WELL-POSITIONED, INEXPENSIVELY VALUED
                                         BROKERAGE FIRM.
--------------------------------------------------------------------------------
BURLINGTON RESOURCES                     UNDERVALUED COMPANY OPERATING IN A VERY
                                         TIGHT NATURAL GAS MARKET.
--------------------------------------------------------------------------------
BOEING                                   IN EARLY STAGES OF A RENEWED EARNINGS
                                         CYCLE IN AEROSPACE AND DEFENSE.
--------------------------------------------------------------------------------
PROCTER & GAMBLE                         BUYING OPPORTUNITY AFTER EARNINGS
                                         DISAPPOINTMENT AND MANAGEMENT
                                         CHANGE.
================================================================================
(Table continued on the next page.)

--------------------------------------------------------------------------------
 REDUCED                                COMMENTS
--------------------------------------------------------------------------------
BESTFOODS*                              TAKEN OVER BY UNILEVER.
--------------------------------------------------------------------------------
GENERAL MOTORS                          APPRECIATED IN ANTICIPATION OF GM
                                        HUGHES SALE.
--------------------------------------------------------------------------------
CITIGROUP                               A LARGE, SUCCESSFUL FUND HOLDING NOW
                                        BEING CUT BACK.
--------------------------------------------------------------------------------
BP AMOCO*                               WE REDUCED OUR ENERGY EXPOSURE IN VIEW
                                        OF UNSUSTAINABLY HIGH OIL PRICES.
--------------------------------------------------------------------------------
SCHLUMBERGER*                           COMPANY DISCOUNTS SHARP UPTURN IN FUTURE
                                        OIL SERVICES SPENDING.
--------------------------------------------------------------------------------
MOTOROLA                                GROWTH RATE EXPECTATIONS WERE TOO HIGH.
--------------------------------------------------------------------------------
ALCATEL                                 A MAJOR SUPPLIER IN  TELECOMMUNICATIONS
                                        SECTOR,  WHERE SPENDING  GROWTH WILL
                                        SLOW DOWN.
--------------------------------------------------------------------------------
*Eliminated from portfolio.

                                                                      SEE PAGE 1
                                                             OF THE ACCOMPANYING
                                                           INSERT FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT
   FROM THE ADVISER                                            NEWELL ASSOCIATES

The EQUITY INCOME PORTFOLIO returned 3.1% during the fiscal year ended September 30, a disappointing result in comparison with returns for the average equity income fund (8.2%) and the Russell 1000 Value Index (8.9%). However, 90% of the difference in performance between the portfolio and the Russell 1000 Value Index was due to the outsized weighting of that index in financial services stocks. On average, 31% of the index was in financial services stocks, an extremely heavy commitment that would be difficult for a diversified equity income portfolio to maintain.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT A PORTFOLIO MADE UP OF UNDERVALUED STOCKS, WHOSE DIVIDEND YIELDS ARE HIGH BOTH IN RELATION TO CURRENT MARKET AVERAGES AND TO HISTORICAL NORMS, CAN PROVIDE A HIGH LEVEL OF CURRENT INCOME, THE POTENTIAL FOR CAPITAL APPRECIATION, AND BELOW-AVERAGE PRICE VOLATILITY FOR A STOCK MUTUAL FUND.
--------------------------------------------------------------------------------

THE PORTFOLIO'S SUCCESSES
Financial services stocks made the strongest contribution to performance, although the group was underweighted in the portfolio versus the Russell 1000 Value Index. They benefited from several factors: perceptions that the Federal Reserve is unlikely to continue raising interest rates; strong revenue from trading, merger activity, and an improved pricing environment in the insurance industry. J.P. Morgan and Mellon were the portfolio's strongest performers.
     Drug stocks also made a substantial contribution to the portfolio's results and had twice the weighting in the portfolio relative to the Russell 1000 Value Index. Prices of these stocks soared in the last half of the fiscal year as investors sought shelter from falling technology stocks. The group tends to be viewed as a safe haven, and it provides attractive and consistent earnings growth of between 10% and 15% annually, rates that rival all but the most popular technology stocks. American Home Products and Baxter were the portfolio's strongest drug stocks.
     Electric utilities also were strong performers, which helped because the portfolio's commitment to this group was larger than the sector's weighting in the Russell 1000 Value Index. Investors saw opportunities in the combination of a rising demand for electricity and limited generating capacity. Many electric companies are expected to have earnings growth of 6% to 8% in the current year. This growth, together with relatively high dividend yields, gives these companies good prospects for total returns, especially in light of their lower price/earnings ratios.

THE PORTFOLIO'S SHORTFALLS
The portfolio's lack of technology holdings was one reason it lagged returns of the value indexes, and even after the correction in tech stocks during the second half of the fiscal year, valuations remain high. The portfolio also suffered from its large weighting in the former Bell telephone companies, which are struggling to absorb acquisitions that they made to build competitive strength in a deregulated market. Investors worried about excess capacity, inadequate demand, and the companies' ability to make an adequate profit on their capital. Most of the larger Bell companies continue to be dependable dividend-payers that provide very attractive absolute and relative yields. Retail stocks were also weak, as many suffered competitive pressures from Wal-Mart and investors worried about additional competition from online retailers.

THE PORTFOLIO'S POSITION
If the economy is slowing, as recent evidence suggests, it may be difficult for technology stocks to sustain their lofty valuations. Other areas of the market will look increasingly attractive. Companies in many of these areas already have had significant price drops and are at rational valuation levels. Such stocks, which are the foundation of the Equity Income Portfolio, are likely to benefit if investors conclude that technology companies will be unable to maintain their recent rapid growth rates.

     Some of the portfolio's largest positions are in the petroleum, drug, and telecommunication industries. Oil continues to be an important global industry. In 1998 oil prices fell as low as $10 a barrel, and investors were despondent about the industry's prospects. Petroleum stock prices fell, yields rose to historical highs, and we built a substantial position in the portfolio. Since then, oil prices have almost quadrupled and company earnings have skyrocketed, but prices of oil stocks haven't fully reflected the changed conditions. We think that long-run demand for oil will continue to rise as economies outside the United States resume faster growth. Energy stocks also provide a hedge against inflation and help to counterbalance the interest-rate sensitivity of other holdings.

     In 1993, government health care proposals frightened investors in drug stocks. Prices fell, the relative yields of these stocks rose to all-time highs, and we built a major overweighted position in the group. We believe these companies provide strong earnings growth and a reasonably priced haven in a slowing economy.
     Deregulation of the telephone industry and the breakup of AT&T have unleashed competition and innovation. These forces have pushed long-distance, local, and wireless companies into reorganizations and consolidations, which have been temporarily disruptive to investment results. However, the former Bell companies that we own are still central to the communications revolution. It's hard to see how the potential of computers and the Internet can be achieved without these companies' playing a big role.

Roger D. Newell, Chairman

October 13, 2000



PORTFOLIO CHANGES               FISCAL YEAR ENDED SEPTEMBER 30, 2000

ADDED                           COMMENTS
--------------------------------------------------------------------------------
ABBOTT LABORATORIES             CONSISTENT INCREASES IN EARNINGS, CASH FLOW,
                                AND DIVIDENDS.
--------------------------------------------------------------------------------
COCA-COLA*                      A PREMIER  BRAND;  NEW  PRODUCTS AND
                                RESTRUCTURING  SHOULD  RESTORE GROWTH.
--------------------------------------------------------------------------------
JOHNSON & JOHNSON*              A HIGH-QUALITY FIRM WITH RELIABLE EARNINGS.
--------------------------------------------------------------------------------
SCHERING-PLOUGH*                UNDERVALUED COMPANY WITH STRONG MANAGEMENT.
================================================================================
REDUCED
AMERICAN HOME PRODUCTS          REDUCED HOLDING AS PRICE INCREASED.
--------------------------------------------------------------------------------
BP AMOCO                        REDUCED HOLDING AS PRICE INCREASED.
--------------------------------------------------------------------------------
EXXON MOBIL                     REDUCED HOLDING AS PRICE INCREASED.
--------------------------------------------------------------------------------
PHARMACIA                       REDUCED HOLDING AS PRICE INCREASED.
--------------------------------------------------------------------------------
*New holding in portfolio.

                                                               SEE PAGE 6 OF THE
                                                            ACCOMPANYING  INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                     PORTFOLIO'S
                                                                       HOLDINGS.
                                       15

REPORT
   FROM THE ADVISER                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

The DIVERSIFIED VALUE PORTFOLIO had a disappointing 7.2% return for the fiscal year ended September 30, with a poor -6.4% return for the first half-year and an excellent 14.5% return for the second half. These results were less a reflection of the manager's competence than an illustration of the madness of the moment, something whose equal we are unlikely to see again.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY HOLDING A DIVERSIFIED PORTFOLIO OF OUT-OF-FAVOR STOCKS THAT HAVE ABOVE-AVERAGE DIVIDEND YIELDS, BELOW-AVERAGE PRICES IN RELATION TO EARNINGS, SALES, AND BOOK VALUE, AND THE PROSPECT OF ABOVE-AVERAGE TOTAL RETURN.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
As the returns show, the past fiscal year can be viewed as having two distinct and almost equal parts. Investors' attention, and the market's performance, were focused on one sector--technology--to an extreme degree. A lack of tech stocks in the portfolio hurt our performance through February 2000; that same near-absence of tech names dramatically helped performance thereafter. Even though shareholders were clamoring for exposure to this area, most stocks were priced too high in relation to our assessment of their growth potential. Rather than join the parade, we held our ground. Although prices in the sector have fallen--many of them dramatically--we still feel that most of the very large names are far too pricey to justify purchase. The talk about "new economy" and "old economy" has been in every newspaper and magazine article, and yet there is but one economy.

OUR SUCCESSES
Our electric utility holdings have been the portfolio's top contributors lately, with names like Reliant Energy (formerly Houston Light & Power) and Entergy (formerly Middle South Utilities) providing leadership. We believe the future for these and other electric utilities can be bright despite the uncertainties of deregulation. Over the past six months, our better-performing stocks included Allstate, Washington Mutual, and PNC Financial Services. These stocks' returns were influenced by interest rates to some degree, but even more by a significant improvement in investors' assessment of their business prospects. We feel that these and other holdings are underappreciated and continue to bear promise.

OUR SHORTFALLS
Our poorest  performers  were a diverse group of  companies--including

Cendant, Millennium Chemicals, and Service Corporation--that had difficulty meeting earnings estimates. All were relatively small holdings, and therefore not so painful. Two larger holdings that penalized results were Kmart and Honeywell. These stocks suffered from changes in top management and reassessments of their prospects.

OUR PORTFOLIO POSITION
Your portfolio is significantly overweighted compared with any relevant market index in two sectors: energy (about 22% of assets) and electric utilities (15%). In financial services, the portfolio has a large position (about 26% of assets) that is pretty close to the sector's weight in the S&P 500/BARRA Value Index. The portfolio has almost no technology stocks, which make up roughly 10% to 40% of the benchmarks. We feel these exposures are justified and should generate good long-term returns.

James P. Barrow

October 13, 2000

PORTFOLIO CHANGES               FISCAL YEAR ENDED SEPTEMBER 30, 2000

NEW HOLDINGS                    COMMENTS
--------------------------------------------------------------------------------
BRISTOL-MYERS SQUIBB            BECAME CHEAP BECAUSE OF WORRIES ABOUT
                                EXPIRING PATENTS.
--------------------------------------------------------------------------------
CRESCENT REAL ESTATE            STARTED SELLING PROPERTIES AND PURCHASING ITS
                                OWN STOCK.
--------------------------------------------------------------------------------
EMERSON ELECTRIC                GOOD COMPANY WHOSE STOCK PRICE IS CHEAP.
--------------------------------------------------------------------------------
NATIONAL CITY                   A CHEAP BANK WITH IMPROVING FUNDAMENTALS.
--------------------------------------------------------------------------------
WATSON PHARMACEUTICALS          A DYNAMIC COMPANY WHOSE STOCK PRICE HAD FALLEN.
================================================================================
ELIMINATED
ANHEUSER-BUSCH                  STOCK PRICE ROSE TO OUR SELLING POINT.
--------------------------------------------------------------------------------
FORD                            AUTOS AT THE TOP OF THEIR CYCLE, EARNINGS
                                ARE PEAKING.
--------------------------------------------------------------------------------
GENERAL MOTORS                  AUTOS AT THE TOP OF THEIR CYCLE, EARNINGS
                                ARE PEAKING.
--------------------------------------------------------------------------------
J.C. PENNEY                     WE GAVE UP ON THIS POORLY MANAGED COMPANY.
--------------------------------------------------------------------------------
RAYTHEON                        EARNINGS PROBLEMS PROMPTED OUR SALE.
--------------------------------------------------------------------------------
XEROX                           NEW MANAGEMENT CAN'T SOLVE OLD PROBLEMS.
--------------------------------------------------------------------------------

                                                               SEE PAGE 8 OF THE
                                                            ACCOMPANYING  INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                     PORTFOLIO'S
                                                                       HOLDINGS.
                                       17

REPORT
   FROM THE ADVISER                           LINCOLN CAPITAL MANAGEMENT COMPANY


Your GROWTH PORTFOLIO enjoyed a sparkling 28.2% return for the fiscal year ended September 30. This was just ahead of last year's 27.3% return, and it also bested all relevant index benchmarks. Most of our gains came in the first half of the fiscal year; the second half generated a marginally positive 1%, much the same pattern as we experienced in the previous two years. Returns for the comparative indexes ranged from -3% to -10% during that second six months. Obviously, there continues to be a lot of bounce to the ounce in equity markets, and especially for individual stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING INVESTMENTS IN HIGH-QUALITY, ESTABLISHED GROWTH COMPANIES WHOSE STOCKS SELL AT REASONABLE PRICES CONSIDERING THEIR EXPECTED EARNINGS AND COMPARED TO VALUES IN THE BROAD STOCK MARKET.
--------------------------------------------------------------------------------

     Three variables are invariably among the principal contributors to any equity fund's returns: philosophy or style, industry or sector weightings, and individual stock selections. We scored well in two of three respects. First, growth stocks generally did well. And, as growth stock managers, we were fortunate to be in the right place: The Russell 1000 Growth Index returned 23.4%; the broad S&P 500 only 13.3%.
     In terms of the second variable, industry diversification, the portfolio was invested pretty much along the lines of the growth indexes. In the largest sector, technology, we maintained about 50% of assets in stocks that we consider tech-related, almost identical with the weight in the Russell 1000 Growth Index. This compares with about 40% in tech a year ago. Given that the tech sector of the Russell index returned about 38% for the year, it was important to be well represented in the group. We were slightly overweighted in finance stocks, another group that enjoyed a high return, about 37%, within the Russell 1000. On the downside, we were slightly underweighted in health care stocks, which performed well. Overall, our sector differences versus the index were nominal and constituted a very modest drag on returns. As of September 30, our ten largest holdings (listed on page 32) represented 39% of the portfolio, nearly the same as a year ago.

     The third significant factor in returns is individual stock selections. For Lincoln, this is usually where the action is, and that was true again in fiscal 2000. Ten stocks each contributed 1% or more to the fund's total return of 28.2%. Seven of the ten were technology businesses, led by Cisco Systems and EMC Corp. Overall, the portfolio's tech holdings generated a dramatic

52% return, way over the Russell 1000 sector average of 38%. Warner Lambert, General Electric, and Pharmacia also were among the "1%-plus contributors" to the portfolio's return. Procter & Gamble was the only security detracting more than 1%.
     Relative winners--those stocks that helped us outperform the benchmark index--included Juniper Networks, Nokia, EMC Corp., and Cisco Systems.
     Fiscal year 2000 was the eighth straight year of positive returns for the Growth Portfolio. In five of the past six years, returns have exceeded 20%, and our average annual return since inception is nearly 23%. It has been a period of extravagant productivity for most growth-oriented portfolios. We don't venture to forecast the intermediate future but would be delighted if returns continued both positive and ahead of benchmarks.

John Cole, Portfolio Manager
Dave Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

October 11, 2000

REPORT
FROM THE ADVISER                            GRANAHAN INVESTMENT MANAGEMENT, INC.

The SMALL COMPANY GROWTH PORTFOLIO turned in a very strong 2000 fiscal year, though our gains moderated significantly in the second half. This pattern reflected the general direction of small growth stocks, especially technology and biotechnology shares, which achieved their biggest gains in late 1999 and early 2000. The portfolio provided a total return of 77.0% for the fiscal year, well above those of its comparative measures.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING STOCKS OF SMALL AND EMERGING COMPANIES (MARKET CAPITALIZATIONS OF UP TO $1 BILLION) WITH FAVORABLE PROSPECTS FOR PRICE APPRECIATION. WHILE MOST OF THE COMPANIES HAVE RECORDS OF GROWTH AND STRONG MARKET POSITIONS, THE PORTFOLIO ALSO INVESTS IN COMPANIES THAT ARE PIONEERING NEW TECHNOLOGIES OR APPEAR TO BE UNDERVALUED.
--------------------------------------------------------------------------------

     Most of the portfolio's 12-month gain was booked during the first six months of the fiscal year. After peaking in early March, the stock market suffered a fairly sharp decline beginning in mid-April. The second half then featured both a decline and a vigorous rebound, with a resulting modest six-month gain of 3.5%. In this report, we discuss the performance of various industry sectors and outline how our diversification among three categories of stocks--early-stage "pioneer" companies, more-developed "core growth" companies, and turnaround "special situation" companies--helped our results during this dynamic year.

SECTOR PERFORMANCE
Health care stocks, which constituted 26% of the portfolio's equity assets at fiscal year-end--and in particular biotechnology holdings--were especially strong contributors, despite the sharp correction in April. Recent fundamental breakthroughs in biotechnology, such as human-genome mapping, have accelerated investor interest in this sector. As often happens with emerging technologies, investor psychology shifts rapidly. As a result, we saw significant price volatility in the biotech area. However, for the full fiscal year, the gains in this group were substantial. Strong performers included Medarex (immune-response pharmaceuticals), Vertex (anti-viral and other research), Abgenix (antibody research), PE-Celera Genomics (genomic content provider), Protein Design Labs (antibody research), Human Genome Sciences (large-scale sequencing), and Millennium Pharmaceuticals (broad-based research targets).

     In response to the huge run-ups among biotechs, we have been reducing many of our holdings in the sector. However, our commitment to the group remains significant, as we direct some of the proceeds from our sales into less-recognized participants such as Aradigm, BioChem Pharma, and Cardiac Science.
     Technology stocks, which constituted an average of 26% of the fund's assets, made their important contributions early in the fiscal year. However, during the fiscal year's challenging second half, several of our stocks performed very well. In addition, we eliminated about 20 companies from the portfolio. Among the biggest positive contributors to our return were Burr Brown (global manufacturer), Waters Corp. (life sciences instruments), Polycom (videoconferencing products), Zygo (metrology), and ACT Manufacturing (contract manufacturer). We believe that earnings markdowns and high valuations--not to mention the shakeout among "dot-coms"--will likely continue to put pressure on technology shares. As a result, we are retaining an important, though lower, tech commitment geared toward longer-term opportunities.
--------------------------------------------------------------------------------
FINANCIAL SERVICES STOCKS, WHICH CONSTITUTE ABOUT 11% OF THE PORTFOLIO'S ASSETS, WERE SOLID PERFORMERS FOR US.
--------------------------------------------------------------------------------
     Financial services stocks, which constituted about 11% of the portfolio's assets, were solid performers for us during the second half and the full fiscal year. We were helped in this sector primarily by two companies: Dain Rauscher and First Washington Realty Trust.
     Consumer companies (about 17% of assets) were under pressure most of the year despite a favorable environment for consumer spending that featured high employment and rising disposable incomes. Excess competition among retailers explains some of this pressure. We eliminated our holding in Ames Department Stores, but have held on to Linens 'n Things, iVillage, and Jones Apparel, all of which have hindered our performance.
     The performance of stocks in what we consider the "business services" industry (9% of assets) was mixed. This group includes many companies with strong recurring revenue and earnings (such as Concord EFS and Corporate Executive Board), but also includes some Internet-related companies, which suffered during the fiscal year.
     Energy-related stocks contributed positive returns throughout the year, but we reduced this group's weighting in the portfolio to about 4% at fiscal year-end, down from about 5% in March. St. Mary, Tidewater, and Hanover Compressor were important contributors, though Core Laboratories has detracted from our performance.
     We also think it is important to look at our holdings according to where they are in their life cycle. At their peak concentration during this past year, the companies we consider "pioneers" (biotech and Internet companies, among others) made up about 40% of the portfolio; the figure stood at about 22% on September 30. Correspondingly, we have increased our stake in "special situation" companies to 32% from about 25% early in the fiscal year.

OUR OUTLOOK
A year ago, we forecast that the earnings growth rate of our companies would accelerate from their then-current level of about 15%. Some acceleration has occurred this year as our "core" growth companies continued their strong growth, some "pioneers" turned profitable, and "special situation" plays such as energy stocks generated very strong earnings.
     In general, stock valuations remain high but are coming down fast, particularly in technology-related companies. Investors may be forecasting pressure on profits as a result of contracting economic growth and higher inflation. At this time, we expect the earnings growth rate of our companies to decelerate next year. We will continue to focus on well-positioned companies with strong growth prospects.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

October 12, 2000

REPORT
   FROM THE ADVISER                             SCHRODER  INVESTMENT  MANAGEMENT
                                                              NORTH AMERICA INC.

The INTERNATIONAL PORTFOLIO earned a total return of 13.6% during the fiscal year ended September 30, 2000. This result was well ahead of the 3.4% return of the MSCI EAFE Index and was somewhat better than the 10.8% return of the average international fund. Since my report to you six months ago, both the fund and the index have fallen back by about 12%, essentially locking in the margin we achieved over the index in the first half.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT AN INTERNATIONAL STOCK PORTFOLIO CAN ACHIEVE SUPERIOR LONG-TERM INVESTMENT RESULTS BY HOLDING THE STOCKS OF NON-U.S. COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH. PARTICULAR EMPHASIS IS PLACED ON COMPANIES IN COUNTRIES WITH FAVORABLE BUSINESS AND MARKET ENVIRONMENTS.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The economic background for equity investments was very favorable during the portfolio's fiscal year. Economic expansion and growth in corporate profits stayed strong, and even exceeded expectations. Moreover, quiescent inflation resulted in a bond market environment that was supportive to equities.
     Recently, however, the sharp rise in oil prices has triggered a number of concerns: excessive inflationary pressures, squeezed profit margins, less disposable income available for non-oil products, and an excessive buildup of debt, most notably by telecommunications companies. In addition, the euro's fall has threatened to push inflation beyond levels that the European Central Bank says it will tolerate, causing an otherwise unnecessary tightening of monetary policy. In sum, the recent cyclical peaking of economic growth has been overlaid by concerns about an excessive slowdown. Although in our view these fears are ill-founded, the financial markets will clearly reflect such worries in the short term.

OUR SUCCESSES
The International Portfolio was overweighted compared with its benchmarks in technology, media, and telecom stocks throughout the year. This was the single most important factor in our outperformance.
     Among telecoms, we invested predominantly in companies likely to be taken over in an industry that is seeing rapid consolidation. Indeed, the takeover of Mannesmann by Vodafone in February was a big contributor to the portfolio's performance. One of our Brazilian telecom holdings was also acquired. However, I believe the full benefit of this policy is yet to come.

Throughout the year, we were substantially underweighted in bank stocks and "old economy" cyclical stocks. These were among the MSCI EAFE Index's laggards. Therefore, our underweighting added value to the portfolio by allowing us to invest elsewhere in our universe of stocks.

OUR SHORTFALLS
One of the major strategies we followed throughout the year was to maintain a large position in Asian emerging markets. Our goal was to benefit from their economic recovery while investing in cheap technology stocks. We financed this strategy by reducing our stake in Japan rather than in Europe, where we were fully weighted during the year. However, our success in picking outperforming stocks in both Japan and Europe made us regret the strategy, because our selections in emerging markets have become even cheaper.
     We also regret emphasizing U.K. leisure and retailing companies, which we had expected to benefit from rising consumer spending. Weak pricing power damaged profit margins, and our stocks performed disappointingly. Nonetheless, we have focused our consumer holdings in the United Kingdom in recent months, anticipating that the strongest companies will restore their margins and investor popularity. These stocks now make up about 6% of the portfolio.

OUR PORTFOLIO POSITION
Five key positions will determine our performance in the coming year.

** Half of the portfolio's assets are invested in continental Europe, where we anticipate protracted growth, continued corporate restructur- ing, and business-pertinent reforms in countries anxious to remain globally competitive.

** We have 20% of assets invested in the United Kingdom, where we believe many of Europe's cheapest stocks are to be found. This gives the port- folio some defensive qualities at a time when the worldwide risk-return trade-off is not particularly attractive.

** We have only a 15% stake in Japan, which is the largest market in our universe. This reflects our long-standing concern about the lack of vigor in the Japanese economy and the slow pace of corporate reform.

** We continue to invest in selected emerging markets, including South Korea, Taiwan, Mexico, and Brazil. In particular, technology stocks in South Korea and Taiwan trade at valuations that are about half those of their developed-market peers.

** Finally, we have about 40% of the portfolio invested in "new economy" stocks. We believe that the growth rates implicit in the current valuations of these stocks are reasonable, but it may take time for investors to regain confidence that profits will not be overly vulnerable to a cyclical slowdown.

Richard Foulkes, Executive Vice President                       October 13, 2000

PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2000

 ADDED                           COMMENTS
--------------------------------------------------------------------------------
SIEMENS AG*                      EXTENSIVE REFOCUSING OF COMPANY IS PAYING OFF.
--------------------------------------------------------------------------------
ING GROEP NV                     NEW CHAIRMAN TO HAVE MAJOR IMPACT.
--------------------------------------------------------------------------------
ASTRAZENECA GROUP PLC*           PATENT EXPIRATION OF WORLD'S BEST-SELLING
                                 DRUG OVERDISCOUNTED; VERY PROMISING
                                 PIPELINE OF PRODUCTS.
================================================================================
REDUCED
Nokia Oyj                        Too expensively valued.
--------------------------------------------------------------------------------
Vodafone Group PLC               Too expensively valued.
--------------------------------------------------------------------------------
*New holding in portfolio.

                                                              SEE PAGE 26 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

PORTFOLIO PROFILIO                                      AS OF SEPTEMBER 30, 2000
   FOR BALANCED PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 37-38.

--------------------------------
TOTAL PORTFOLIO CHARACTERISTICS
Yield                       3.9%
Turnover Rate                28%
Expense Ratio              0.25%
Cash Investments            2.8%
--------------------------------

----------------------------------------
TEN LARGEST STOCKS
  (% of equities)
Pharmacia Corp.                      3.6%
  (pharmaceuticals)
Citigroup, Inc.                      2.8
  (financial services)
International Business Machines Corp.2.7
  (computer technology)
Marsh & McLennan Cos., Inc.          2.6
  (financial services)
CIGNA Corp.                          2.5
  (insurance)
Alcoa Inc.                           2.4
  (aluminum)
Duke Energy Corp.                    2.3
  (electrical utilities)
Northrop Grumman Corp.               2.1
  (aerospace & defense)
Baxter International, Inc.           2.1
  (biotechnology)
Verizon Communications               2.0
  (telecommunications)
----------------------------------------
Top Ten                             25.1%
----------------------------------------
Top Ten as % of Total Net Assets    16.7%
----------------------------------------
--------------------------------------------------------------------------------
TOTAL PORTFOLIO VOLATILITY MEASURES

                                                           Wilshire
                          Balanced        Best Fit*            5000
--------------------------------------------------------------------------------
R-Squared                     0.49             0.93            1.00
Beta                          0.43             0.94            1.00
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                                                                    Wilshire
                                                   Balanced         Best Fit*           5000
-------------------------------------------------------------------------------------------------
Auto & Transportation                                  8.5%              1.6%           1.6%
Consumer Discretionary                                  7.3              11.0           12.6
Consumer Staples                                        2.3               5.8            4.8
Financial Services                                     17.9              16.5           16.7
Health Care                                            11.6              11.5           11.9
Integrated Oils                                         9.6               4.8            3.0
Other Energy                                            1.2               2.3            2.8
Materials & Processing                                 10.8               2.0            2.3
Producer Durables                                      10.1               2.7            3.
Technology                                              5.3              27.1           27.7
Utilities                                              11.9               8.4            8.2
Other                                                   3.5               6.3            5.1
-------------------------------------------------------------------------------------------------
*S&P 500 Index.

----------------------------------------
PORTFOLIO ASSET ALLOCATION
[CHART]
        Cash Investments --  3%
        Bonds            -- 31%
        Stocks           -- 66%
----------------------------------------

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                                 Wilshire
                                Balanced          Best Fit*          5000
--------------------------------------------------------------------------------
Number of Stocks                     104               500          6,793
Median Market Cap                 $21.9B            $80.9B         $46.8B
Price/Earnings Ratio               16.5x             28.5x          31.5x
Price/Book Ratio                    2.6x              5.2x           4.7x
Dividend Yield                      2.7%              1.1%           1.1%
Return on Equity                   18.6%             23.6%          22.4%
Earnings Growth Rate                6.6%             17.0%          17.2%
Foreign Holdings                    9.8%              1.2%           0.0%
--------------------------------------------------------------------------------

----------------------------------------
EQUITY INVESTMENT FOCUS
[CHART]
MARKET CAP--LARGE
STYLE--VALUE
------------------------------------------

------------------------------------------
FIXED INCOME INVESTMENT FOCUS
[CHART]
AVERAGE MATURITY--MEDIUM
CREDIT QUALITY--INVESTMENT-GRADE CORPORATE
------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                                       Lehman
                                Balanced          Best Fit**           IndexY
--------------------------------------------------------------------------------
Number of Bonds                       91               2,484            6,013
Yield to Maturity                   7.5%                7.4%             7.0%
Average Coupon                      7.0%                7.0%             6.9%
Average Maturity               9.8 years          10.4 years        8.7 years
Average Quality                      Aa3                 Aa3              Aaa
Average Duration               5.5 years           5.4 years        4.8 years
--------------------------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of bonds)

Treasury/AgencyYY                   16.3%
Aaa                                  8.0
Aa                                  21.6
A                                   36.4
Baa                                 16.7
Ba                                   1.0
B                                    0.0
Not Rated                            0.0
-----------------------------------------
Total                              100.0%

-----------------------------------------
DISTRIBUTION BY ISSUER
 (% of bonds)

Asset-Backed                         0.0%
Commercial Mortgage-Backed           1.2
Finance                             25.0
Foreign                              7.7
Government Mortgage-Backed           9.6
Industrial                          31.5
Treasury/Agency                      6.7
Utilities                           18.3
-----------------------------------------
Total                              100.0%

 *S&P 500 Index.
**Lehman Credit A or Better Index.
 YLehman Aggregate Bond Index.
YYIncludes government mortgage-backed bonds.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR EQUITY INCOME PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                 Wilshire
                           Equity Income        Best Fit*            5000
--------------------------------------------------------------------------------
Number of Stocks                     107              742           6,793
Median Market Cap                 $66.3B           $39.9B          $46.8B
Price/Earnings Ratio               20.6x            20.0x           31.5x
Price/Book Ratio                    3.6x             3.2x            4.7x
Yield                               2.4%             1.8%            1.1%
Return on Equity                   22.7%            20.4%           22.4%
Earnings Growth Rate                5.6%            11.0%           17.2%
Foreign Holdings                    8.6%             0.0%            0.0%
Turnover Rate                         8%               --              --
Expense Ratio                      0.31%               --              --
Cash Investments                    0.6%               --              --
--------------------------------------------------------------------------------

-----------------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Exxon Mobil Corp.                                      5.5%
(oil)
Verizon Communications                                 4.7
(telecommunications)
BP Amoco PLC ADR                                       4.0
(oil)
SBC Communications Inc.                                3.8
(telecommunications)
Bristol-Myers Squibb Co.                               3.6
(pharmaceuticals)
Bank of America Corp.                                  2.5
(banks)
Merck & Co., Inc.                                      2.5
(pharmaceuticals)
American Home Products Corp.                           2.4
(pharmaceuticals)
General Electric Co.                                   2.1
(conglomerate)
Pharmacia Corp.                                        2.0
(pharmaceuticals)
-----------------------------------------------------------
Top Ten 33.1%
-----------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                     Wilshire
                              Equity Income         Best Fit*            5000
--------------------------------------------------------------------------------
R-Squared                              0.29              0.55            1.00
Beta                                   0.49              0.74            1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                                 Wilshire
                           Equity Income        Best Fit*            5000
--------------------------------------------------------------------------------
Auto & Transportation               2.6%             3.0%            1.6%
Consumer Discretionary              5.2              9.2            12.6
Consumer Staples                   11.0              7.4             4.8
Financial Services                 19.2             32.0            16.7
Health Care                        16.1              8.3            11.9
Integrated Oils                    15.3              7.3             3.0
Other Energy                        1.0              2.7             2.8
Materials & Processing              3.4              3.6             2.3
Producer Durables                   3.3              3.4             3.3
Technology                          0.0              4.9            27.7
Utilities                          18.6             15.6             8.2
Other                               4.3              2.6             5.1
--------------------------------------------------------------------------------
*Russell 1000 Value Index.

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--LARGE
STYLE--VALUE
----------------------------------------

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR DIVERSIFIED VALUE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                             Diversified                         Wilshire
                                   Value         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                      48               390          6,793
Median Market Cap                 $12.6B            $37.5B         $46.8B
Price/Earnings Ratio               16.3x             19.4x          31.5x
Price/Book Ratio                    2.3x              3.2x           4.7x
Yield                               3.0%              1.9%           1.1%
Return on Equity                   17.3%             18.7%          22.4%
Earnings Growth Rate                7.6%              9.9%          17.2%
Foreign Holdings                    5.3%              0.0%           0.0%
Turnover Rate                        42%                --             --
Expense Ratio                      0.45%                --             --
Cash Investments                    6.3%                --             --
--------------------------------------------------------------------------------

-----------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Entergy Corp.                                          3.5%
(electrical utilities)
Baker Hughes, Inc.                                     3.4
(oil)
Reliant Energy, Inc.                                   3.2
(electrical utilities)
Phillips Petroleum Co.                                 3.2
(oil)
Sears, Roebuck & Co.                                   3.1
(retail)
BP Amoco PLC ADR                                       3.1
(oil)
Philip Morris Cos., Inc.                               3.1
(tobacco)
American Electric Power Co., Inc.                      3.1
(electrical utilities)
Occidental Petroleum Corp.                             3.0
(oil)
Allstate Corp.                                         2.9
(insurance)
-----------------------------------------------------------
Top Ten 31.6%
-----------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                             Diversified                         Wilshire
                                   Value        Best Fit*            5000
--------------------------------------------------------------------------------
Auto & Transportation               0.0%             3.0%            1.6%
Consumer Discretionary             10.4              8.2            12.6
Consumer Staples                    5.3              5.5             4.8
Financial Services                 26.1             31.3            16.7
Health Care                         3.9              4.0            11.9
Integrated Oils                     9.9             10.0             3.0
Other Energy                       13.9              4.6             2.8
Materials & Processing              4.9              5.4             2.3
Producer Durables                   1.8              4.1             3.3
Technology                          0.0              6.8            27.7
Utilities                          18.8             15.4             8.2
Other                               5.0              1.7             5.1
--------------------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--LARGE
STYLE--VALUE
----------------------------------------


Visit our website
www.vanguard.com
for regularly updated
fund information.

*S&P 500/BARRA Value Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR EQUITY INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              Target       Wilshire
                            Equity Index      Index*           5000
--------------------------------------------------------------------------------
Number of Stocks                     507         500          6,793
Median Market Cap                 $80.9B      $80.9B         $46.8B
Price/Earnings Ratio               28.5x       28.5x          31.5x
Price/Book Ratio                    5.2x        5.2x           4.7x
Yield                               1.0%        1.1%           1.1%
Return on Equity                   23.6%       23.6%          22.4%
Earnings Growth Rate               17.0%       17.0%          17.2%
Foreign Holdings                    1.2%        1.2%           0.0%
Turnover Rate                        11%          --             --
Expense Ratio                      0.16%          --             --
Cash Investments                    0.0%          --             --
--------------------------------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

General Electric Co.                4.5%
(conglomerate)
Cisco Systems, Inc.                 3.1
(computer networks)
Microsoft Corp.                     2.5
(software)
Exxon Mobil Corp.                   2.4
(oil)
Pfizer, Inc.                        2.2
(pharmaceuticals)
Intel Corp.                         2.2
(computer hardware)
Citigroup, Inc.                     1.9
(financial services)
Oracle Corp.                        1.7
(software)
American International Group, Inc.  1.7
(insurance)
EMC Corp.                           1.7
(computer technology)
----------------------------------------
Top Ten 23.9%
----------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                              Target        Wilshire
                            Equity Index      Index*            5000
--------------------------------------------------------------------------------
R-Squared                           0.93        0.93            1.00
Beta                                0.94        0.94            1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                              Target       Wilshire
                            Equity Index      Index*           5000
--------------------------------------------------------------------------------
Auto & Transportation               1.6%        1.6%           1.6%
Consumer Discretionary             11.0        11.0           12.6
Consumer Staples                    5.8         5.8            4.8
Financial Services                 16.5        16.5           16.7
Health Care                        11.5        11.5           11.9
Integrated Oils                     4.8         4.8            3.0
Other Energy                        2.3         2.3            2.8
Materials & Processing              2.0         2.0            2.3
Producer Durables                   2.7         2.7            3.3
Technology                         27.1        27.1           27.7
Utilities                           8.4         8.4            8.2
Other                               6.3         6.3            5.1
--------------------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--LARGE
STYLE--BLEND
----------------------------------------

*S&P 500 Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR MID-CAP INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              Target       Wilshire
                           Mid-Cap Index      Index*           5000
--------------------------------------------------------------------------------
Number of Stocks                     407         400          6,793
Median Market Cap                  $3.3B       $3.3B         $46.8B
Price/Earnings Ratio               27.2x       27.2x          31.5x
Price/Book Ratio                    3.2x        3.2x           4.7x
Yield                               1.0%        1.0%           1.1%
Return on Equity                   15.5%       15.5%          22.4%
Earnings Growth Rate               15.4%       15.4%          17.2%
Foreign Holdings                    0.3%        0.0%           0.0%
Turnover Rate                        43%          --             --
Expense Ratio                      0.28%          --             --
Cash Investments                    0.2%          --             --
--------------------------------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Dynegy, Inc.                        1.8%
(gas utilities)
Vitesse Semiconductor Corp.         1.6
(electronics)
Calpine Corp.                       1.5
(coal)
Millennium Pharmaceuticals, Inc.    1.4
(biotechnology)
Rational Software Corp.             1.3
(software)
Intuit, Inc.                        1.2
(software)
Waters Corp.                        1.2
(electronics)
Jabil Circuit, Inc.                 1.1
(electronics)
Forest Laboratories, Inc.           1.0
(pharmaceuticals)
Integrated Device Technology Inc.   1.0
(electronics)
----------------------------------------
Top Ten 13.1%
----------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                             Target        Wilshire
                           Mid-Cap Index     Index*            5000
--------------------------------------------------------------------------------
Auto & Transportation               2.4%       2.0%            1.6%
Consumer Discretionary             14.5       14.4            12.6
Consumer Staples                    2.6        2.7             4.8
Financial Services                 16.2       16.1            16.7
Health Care                        13.5       13.4            11.9
Integrated Oils                     0.3        0.3             3.0
Other Energy                        9.3        9.3             2.8
Materials & Processing              5.0        5.2             2.3
Producer Durables                   4.6        4.4             3.3
Technology                         20.7       21.0            27.7
Utilities                           9.7        9.7             8.2
Other                               1.2        1.5             5.1
--------------------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--MEDIUM
STYLE--BLEND
----------------------------------------

Visit our website
www.vanguard.com
for regularly updated
fund information.

*S&P MidCap 400 Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                 Wilshire
                                  Growth         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                      64               530          6,793
Median Market Cap                 $79.7B            $87.3B         $46.8B
Price/Earnings Ratio               86.6x             60.6x          31.5x
Price/Book Ratio                   11.0x             11.9x           4.7x
Yield                               0.1%              0.3%           1.1%
Return on Equity                   24.5%             26.7%          22.4%
Earnings Growth Rate               21.8%             24.2%          17.2%
Foreign Holdings                    1.8%              0.0%           0.0%
Turnover Rate                        81%                --             --
Expense Ratio                      0.31%                --             --
Cash Investments                    1.5%                --             --
--------------------------------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Cisco Systems, Inc.                 5.7%
(computer networks)
General Electric Co.                5.3
(conglomerate)
Pfizer, Inc.                        5.0
(pharmaceuticals)
EMC Corp.                           4.1
(computer technology)
Sun Microsystems, Inc.              3.6
(computer technology)
Nortel Networks Corp.               3.3
(telecommunications)
Oracle Corp.                        3.2
(software)
Juniper Networks, Inc.              3.1
(telecommunications)
Texas Instruments, Inc.             3.0
(electronics)
America Online, Inc.                3.0
(information services)
----------------------------------------
Top Ten                            39.3%
----------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES
                                                   Wilshire
                    Growth        Best Fit*            5000
-----------------------------------------------------------
R-Squared             0.89             0.92            1.00
Beta                  1.04             1.13            1.00
-----------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                                                 Wilshire
                                  Growth         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation               0.0%              0.3%           1.6%
Consumer Discretionary             11.1              12.1           12.6
Consumer Staples                    4.3               3.1            4.8
Financial Services                  5.6               3.1           16.7
Health Care                        12.6              16.2           11.9
Integrated Oils                     0.0               0.0            3.0
Other Energy                        0.4               2.0            2.8
Materials & Processing              0.4               0.1            2.3
Producer Durables                   3.1               2.2            3.3
Technology                         51.5              50.5           27.7
Utilities                           3.3               2.7            8.2
Other                               7.7               7.7            5.1
--------------------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--LARGE
STYLE--GROWTH
----------------------------------------

*Russell 1000 Growth Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR SMALL COMPANY GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 37-38.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                           Small Company                        Russell
                                  Growth        Best Fit*          2000
--------------------------------------------------------------------------------
Number of Stocks                     145            1,277         1,949
Median Market Cap                  $1.2B            $1.0B         $0.9B
Price/Earnings Ratio               35.9x            72.3x         25.5x
Price/Book Ratio                    3.6x             5.8x          2.5x
Yield                               1.0%             0.3%          1.4%
Return on Equity                   12.4%            14.7%         14.0%
Earnings Growth Rate               14.0%            18.2%         13.2%
Foreign Holdings                    0.6%             0.0%          0.0%
Turnover Rate                       125%               --            --
Expense Ratio                      0.46%               --            --
Cash Investments                    4.4%               --            --
--------------------------------------------------------------------------------

-----------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Genzyme Corp.                                          2.0%
(pharmaceuticals)
Vertex Pharmaceuticals, Inc.                           2.0
(pharmaceuticals)
Concord EFS, Inc.                                      1.9
(financial services)
Equity Residential Properties Trust REIT               1.8
(real estate)
ImmunoGen, Inc.                                        1.8
(biotechnology)
Mettler-Toledo International Inc.                      1.7
(electronics)
DENTSPLY International Inc.                            1.5
(medical)
Sun Communities, Inc. REIT                             1.4
(real estate)
Investment Technology Group, Inc.                      1.3
(securities brokers & dealers)
Acxiom Corp.                                           1.3
(software)
-----------------------------------------------------------
Top Ten 16.7%
-----------------------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES
              Small Company                         Russell
                     Growth         Best Fit*          2000
-----------------------------------------------------------
R-Squared              0.87              0.96          1.00
Beta                   1.27              1.33          1.00
-----------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                           Small Company                         Russell
                                  Growth        Best Fit*           2000
--------------------------------------------------------------------------------
Auto & Transportation               3.3%             1.2%           2.8%
Consumer Discretionary             15.5             15.8           15.7
Consumer Staples                    0.6              1.2            2.3
Financial Services                 14.9              8.2           19.8
Health Care                        26.3             22.0           14.5
Integrated Oils                     0.0              0.0            0.0
Other Energy                        4.2              4.5            3.5
Materials & Processing              1.7              3.9            8.0
Producer Durables                  10.1              9.2            8.3
Technology                         23.1             30.5           18.0
Utilities                           0.3              3.2            6.2
Other                               0.0              0.3            0.9
--------------------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--SMALL
STYLE--GROWTH
----------------------------------------

*Russell 2000 Growth Index.

Visit our website
www.vanguard.com
for regularly updated
fund information.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 37-38.

-----------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       MSCI
                           International               EAFE
-----------------------------------------------------------
Number of Stocks                     127                923
Turnover Rate                        41%                 --
Expense Ratio                      0.38%                 --
Cash Investments                    4.5%                 --
-----------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

ING Groep NV                        5.6%
(financial services)
Total Fina Elf                      3.4
(integrated oil)
Koninklijke (Royal)Philips
Electronics NV                      3.0
(electronics)
Alcatel                             2.7
(telecommunication equipment)
Vivendi                             2.6
(diversified utilities)
Samsung Electronics Co., Ltd.       2.3
(electronics)
Vodafone Group PLC                  2.2
(cellular telecommunication)
AstraZeneca Group PLC               1.9
(pharmaceuticals)
Suez Lyonnaise des Eaux             1.9
(conglomerate)
ABB Ltd.                            1.8
(energy services)
----------------------------------------
Top Ten                            27.4%
----------------------------------------

----------------------------------------
VOLATILITY MEASURES
                                    MSCI
                   International    EAFE
----------------------------------------
R-Squared                   0.89    1.00
Beta                        0.98    1.00
----------------------------------------

----------------------------------------
ALLOCATION BY REGION
[CHART]
EMERGING MARKETS--7%
PACIFIC--20%
EUROPE--73%
----------------------------------------

-----------------------------------------------------------
COUNTRY DIVERSIFICATION
  (% of common stocks)
                                                       MSCI
                           International               EAFE
-----------------------------------------------------------
EUROPE
United Kingdom                     20.9%              20.9%
France                             15.9               11.2
Netherlands                        12.4                5.4
Switzerland                         5.3                5.8
Sweden                              4.7                3.0
Italy                               4.3                4.2
Germany                             3.9                8.4
Spain                               2.9                3.1
Ireland                             1.8                0.4
Finland                             0.7                2.6
Denmark                             0.4                0.9
Austria                             0.0                0.2
Portugal                            0.0                0.5
Norway                              0.0                0.4
Belgium                             0.0                0.8
-----------------------------------------------------------
Subtotal                           73.2%              67.8%
-----------------------------------------------------------
PACIFIC
Japan                              15.8%              26.3%
Hong Kong                           3.0                2.1
Singapore                           1.3                1.0
Australia                           0.0                2.7
New Zealand                         0.0                0.1
-----------------------------------------------------------
Subtotal                           20.1%              32.2%
-----------------------------------------------------------
EMERGING MARKETS
South Korea                         2.4%                 --
Mexico                              1.7                  --
Taiwan                              1.6                  --
Brazil                              0.5                  --
Malaysia                            0.5                  --
-----------------------------------------------------------
Subtotal                            6.7%                 --
-----------------------------------------------------------
Total                             100.0%             100.0%
-----------------------------------------------------------


Visit our website
www.vanguard.com
for  regularly  updated
fund  information.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
  FOR REIT INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 37-38.

-----------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              Wilshire
                              REIT Index          5000
-----------------------------------------------------------
Number of Stocks                     125         6,793
Median Market Cap                  $1.7B        $46.8B
Price/Earnings Ratio               17.0x         31.5x
Price/Book Ratio                    1.4x          4.7x
Dividend Yield                     7.2%*          1.1%
Return on Equity                   13.1%         22.4%
Earnings Growth Rate               13.4%         17.2%
Foreign Holdings                    0.0%          0.0%
Turnover Rate                         6%            --
Expense Ratio                      0.47%            --
Cash Investments                    2.3%            --
-----------------------------------------------------------

-----------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Equity Office Properties Trust REIT                    7.2%
Equity Residential Properties Trust REIT               4.8
Simon Property Group, Inc. REIT                        3.1
ProLogis Trust REIT                                    3.0
Spieker Properties, Inc. REIT                          2.9
Archstone Communities Trust REIT                       2.7
Vornado Realty Trust REIT                              2.5
Public Storage, Inc. REIT                              2.5
Avalonbay Communities, Inc. REIT                       2.5
Apartment Investment & Management Co. Class A REIT     2.4
-----------------------------------------------------------
Top Ten 33.6%
-----------------------------------------------------------

----------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Apartments                    23.3%
Office                        21.7
Retail                        19.3
Diversified                   15.1
Industrial                    14.5
Hotels                         6.1
----------------------------------------
Total                       100.0%
----------------------------------------

----------------------------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP--SMALL
STYLE--VALUE
----------------------------------------


*This dividend yield includes some payments that represent a return of capital by the underlying REITs.The amount of such return of capital is only determined by each REIT after its fiscal year-end.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

GLOSSARY
  OF INVESTMENT TERMS

AVERAGE COUPOn. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
  FOR BALANCED PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     May 23, 1991-September 30, 2000
[CHART]

                BALANCED PORTFOLIO      COMPOSITE STOCK/BOND INDEX*
1991                           2.5                             2.8
1992                          10.3                            12.3
1993                          14.1                            13.7
1994                           2.7                            -0.4
1995                          23.7                            26.6
1996                          15.3                            14.3
1997                          27.6                            30.2
1998                           7.3                            11.5
1999                           9.4                            15.4
2000                           5.9                            10.8
--------------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Long Credit AA or Better Bond Index through March
 31, 2000; and 35% Lehman Credit A or Better Index thereafter.
See Financial Highlights table on page 56 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MAY 23, 1991-SEPTEMBER 30, 2000

[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER        BALANCED      AVERAGE    COMPOSITE STOCK/   S&P
          ENDED       PORTFOLIO   BALANCED FUND   BOND INDEX    500 INDEX
         199106       $  9750       $  9692       $  9695       $  9929
         199109         10250         10319         10280         10460
         199112         10839         11113         11070         11337
         199203         10614         10979         10820         11051
         199206         10989         11015         11119         11261
         199209         11305         11361         11541         11616
         199212         11617         11903         11959         12201
         199303         12216         12385         12517         12734
         199306         12550         12500         12713         12796
         199309         12898         12926         13124         13127
         199312         13148         13179         13288         13431
         199403         12622         12756         12748         12922
         199406         12811         12527         12676         12976
         199409         13243         12890         13075         13610
         199412         13068         12847         13135         13608
         199503         14143         13629         14276         14933
         199506         15352         14530         15606         16358
         199509         16375         15338         16553         17658
         199512         17307         16083         17564         18721
         199603         17889         16500         17879         19726
         199606         18136         16785         18416         20611
         199609         18874         17249         18912         21248
         199612         20116         18296         20213         23019
         199703         20223         18272         20411         23636
         199706         22662         20043         23082         27762
         199709         24083         21394         24630         29841
         199712         24768         21772         25522         30698
         199803         26706         23412         27943         34980
         199806         26968         23565         28909         36135
         199809         25832         22091         27466         32541
         199812         27751         24707         31304         39471
         199903         27751         24927         31973         41438
         199906         29829         25917         33080         44359
         199909         28271         24866         31696         41589
         199912         28951         26854         34626         47777
         200003         28526         27532         35448         48872
         200006         28615         27057         34934         47574
         200009         29941         27678         35107         47114


                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                         Since      of a $10,000
                                  1 Year  5 Years    Inception        Investment
--------------------------------------------------------------------------------
Balanced Portfolio                 5.91%   12.83%       12.43%          $29,941
Average Balanced Fund*            11.31    12.53        11.49            27,678
Composite Stock/Bond Index**      10.76    16.23        14.36            35,107
S&P 500 Index                     13.28    21.69        18.02            47,114
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index,  35% Lehman  Long  Credit AA or Better  Bond Index  through
  March 31, 2000; and 35% Lehman Credit A or Better Index thereafter.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                              Since Inception
                        Inception                        -----------------------
                             Date    1 Year    5 Years   Capital   Income  Total

Balanced Portfolio       5/23/1991    5.91%      12.83%    8.47%    3.96% 12.43%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR EQUITY INCOME PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JUNE 7, 1993-SEPTEMBER 30, 2000
[CHART]

           EQUITY INCOME PORTFOLIO       RUSSELL 1000 VALUE INDEX*
1993                           6.8                             5.9
1994                          -1.6                            -0.7
1995                          25.7                            27.7
1996                          19.1                            17.9
1997                          38.1                            42.3
1998                          11.2                             3.6
1999                          10.4                            18.7
2000                           3.1                             8.9
--------------------------------------------------------------------------------
See Financial Highlights table on page 57 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 7, 1993-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

QUARTER     EQUITY INCOME  AVERAGE EQUITY RUSSELL 1000  WILSHIRE 5000  S&P 500
  ENDED       PORTFOLIO     INCOME FUND*   VALUE INDEX     INDEX         INDEX
  199306       $ 10090       $ 10090       $ 10090       $ 10078      $  10090
  199309         10681         10522         10588         10338         10494
  199312         10521         10697         10559         10578         10684
  199403          9862         10298         10190         10177         10285
  199406         10046         10394         10254         10219         10203
  199409         10506         10788         10516         10719         10759
  199412         10390         10521         10349         10717         10675
  199503         11432         11331         11333         11761         11637
  199506         12118         12124         12348         12884         12726
  199509         13205         12969         13427         13907         13888
  199512         14432         13741         14318         14745         14563
  199603         14827         14335         15129         15536         15389
  199606         15476         14798         15389         16233         16073
  199609         15722         15191         15837         16735         16520
  199612         17129         16344         17417         18130         17660
  199703         17763         16573         17863         18616         17760
  199706         20109         18718         20496         21866         20760
  199709         21705         20294         22537         23504         22799
  199712         23019         20765         23544         24179         23196
  199803         25410         22853         26289         27552         26281
  199806         25066         22613         26406         28462         26774
  199809         24135         20345         23347         25630         23563
  199812         27076         23003         27224         31089         28620
  199903         26748         22841         27614         32638         29721
  199906         29133         24992         30728         34938         31995
  199909         26634         22845         27717         32757         29928
  199912         26396         23771         29224         37631         35422
  200003         25667         23536         29364         38493         36857
  200006         25641         23317         27988         37471         35181
  200009         27450         24711         30188         37108         35215

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                         Since      of a $10,000
                                  1 Year  5 Years    Inception        Investment
--------------------------------------------------------------------------------
Equity Income Portfolio            3.06%   15.76%        14.80%          $27,450
Average Equity Income Fund*        8.17    13.76         13.16            24,711
Russell 1000 Value Index           8.91    17.59         16.30            30,188
Wilshire 5000 Index               17.67    20.46         18.78            35,215
S&P 500 Index                     13.28    21.69         19.63            37,108
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                            Since Inception
                        Inception                        -----------------------
                             Date    1 Year    5 Years   Capital   Income  Total
--------------------------------------------------------------------------------
Equity Income Portfolio   6/7/1993    3.06%      15.76%    11.61%   3.19% 14.80%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR DIVERSIFIED VALUE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 FEBRUARY 8, 1999-SEPTEMBER 30, 2000
[CHART]

       DIVERSIFIED VALUE PORTFOLIO      S&P 500/BARRA VALUE INDEX*
1999                          -6.9                             4.7
2000                           7.2                            13.7
--------------------------------------------------------------------------------
See Financial Highlights table on page 57 for dividend information since inception.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       FEBRUARY 8, 1999-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

QUARTER      DIVERSIFIED    AVERAGE LARGE-  S&P500/BARRA   WILSHIRE     S&P 500
  ENDED    VALUE PORTFOLIO  CAP VALUE FUND*  VALUE INDEX  5000 INDEX      INDEX
  199903       $ 10240       $ 10435        $ 10406       $ 10497       $ 10363
  199906         11170         11327          11530         11300         11093
  199909          9310         10366          10466         10570         10401
  199912          8692         11304          11405         12510         11948
  200003          8712         11419          11432         13017         12222
  200006          8874         11221          10941         12425         11898
  200009          9978         11465          11905         12438         11782


                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                       Since        of a $10,000
                                   1 Year          Inception          Investment
--------------------------------------------------------------------------------
Diversified Value Portfolio         7.18%             -0.13%            $ 9,978
Average Large-Cap Value Fund*      10.60               8.68             11,465
S&P 500/BARRA Value Index          13.75              11.21             11,905
Wilshire 5000 Index                17.67              14.22             12,438
S&P 500 Index                      13.28              10.51             11,782
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                             Since Inception
                                  Inception              -----------------------
                                       Date    1 Year    Capital   Income  Total
--------------------------------------------------------------------------------
Diversified Value Portfolio        2/8/1999     7.18%     -0.92%    0.79% -0.13%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR EQUITY INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   APRIL 29, 1991-SEPTEMBER 30, 2000
[CHART]

            EQUITY INDEX PORTFOLIO                  S&P 500 INDEX*
1991                           4.5                             5.4
1992                          10.7                            11.1
1993                          12.7                            13.0
1994                           3.5                             3.7
1995                          29.5                            27.7
1996                          20.2                            20.3
1997                          40.3                            40.4
1998                           9.0                             9.0
1999                          27.8                            27.8
2000                          13.4                            13.3
--------------------------------------------------------------------------------
See Financial Highlights table on page 58 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         APRIL 29, 1991-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

 QUARTER     EQUITY INDEX  AVERAGE GENERAL   WISHIRE       S&P 500
   ENDED       PORTFOLIO     EQUITY FUND*   5000 INDEX      INDEX
   199106       $  9940       $  9928      $  10001       $  9942
   199109         10450         10671         10536         10576
   199112         11317         11590         11420         11493
   199203         11023         11571         11131         11341
   199206         11226         11220         11343         11336
   199209         11573         11550         11700         11678
   199212         12151         12620         12290         12532
   199303         12672         13049         12826         13054
   199306         12725         13174         12889         13164
   199309         13040         13875         13222         13691
   199312         13338         14199         13528         13938
   199403         12820         13757         13015         13417
   199406         12873         13373         13070         13310
   199409         13501         14124         13709         14035
   199412         13490         13960         13707         13925
   199503         14806         14990         15041         15180
   199506         16205         16299         16477         16600
   199509         17485         17724         17787         18116
   199512         18532         18299         18858         18996
   199603         19523         19301         19870         20073
   199606         20392         20201         20762         20965
   199609         21015         20719         21403         21548
   199612         22767         21864         23187         23035
   199703         23361         21391         23809         23166
   199706         27437         24646         27966         27079
   199709         29487         27473         30060         29739
   199712         30318         27190         30923         30256
   199803         34541         30371         35237         34280
   199806         35674         30221         36401         34923
   199809         32131         25726         32780         30735
   199812         39015         31137         39761         37332
   199903         40956         31453         41742         38769
   199906         43820         34364         44684         41735
   199909         41078         32760         41894         39039
   199912         47227         39579         48127         46206
   200003         48279         42675         49231         48077
   200006         47017         40893         47923         45891
   200009         46596         41988         47459         45950

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                         Since      of a $10,000
                                  1 Year  5 Years    Inception        Investment
--------------------------------------------------------------------------------
Equity Index Portfolio            13.43%  21.66%        17.74%           $46,596
Average General Equity Fund*      28.17   18.83         16.45             41,988
Wilshire 5000 Index               17.67   20.46         17.57             45,950
S&P 500 Index                     13.28   21.69         17.97             47,459
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                              Since Inception
                        Inception                        -----------------------
                             Date    1 Year    5 Years   Capital  Income   Total
--------------------------------------------------------------------------------
Equity Index Portfolio  4/29/1991    13.43%     21.66%    15.66%   2.08%  17.74%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR MID-CAP INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 FEBRUARY 9, 1999-SEPTEMBER 30, 2000
[CHART]
           MID-CAP INDEX PORTFOLIO           S&P MIDCAP 400 INDEX*
1999                           6.5                             6.0
2000                          43.8                            43.2
--------------------------------------------------------------------------------
See Financial Highlights table on page 58 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       FEBRUARY 9, 1999-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

  QUARTER      MID-CAP INDEX  AVERAGE MID-  S&P MIDCAP     WILSHIRE
   ENDED        PORTFOLIO    CAP CORE FUND*  400 INDEX    5000 INDEX
   199903       $ 10150      $  10308       $ 10136       $ 10258
   199906         11610         11596         11571         11043
   199909         10650         11033         10599         10330
   199912         12499         14491         12421         12226
   200003         14115         16535         13997         12721
   200006         13655         15956         13535         12143
   200009         15312         16657         15179         12154

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                       Since        of a $10,000
                                   1 Year          Inception          Investment
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio             43.77%             29.68%            $15,312
Average Mid-Cap Core Fund*          50.97              36.52              16,657
S&P MidCap 400 Index                43.21              29.02              15,179
Wilshire 5000 Index                 17.67              12.65              12,154
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                           Since Inception
                        Inception                  -----------------------------
                             Date       1 Year     Capital     Income      Total
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio  2/9/1999       43.77%      29.33%      0.35%     29.68%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JUNE 7, 1993-SEPTEMBER 30, 2000
[CHART]

                  GROWTH PORTFOLIO      RUSSELL 1000 GROWTH INDEX*
1993                           2.6                             3.1
1994                           5.9                             5.8
1995                          32.0                            32.2
1996                          27.8                            21.4
1997                          28.8                            36.3
1998                          17.4                            11.1
1999                          27.3                            34.9
2000                          28.2                            23.4
--------------------------------------------------------------------------------
See Financial Highlights table on page 59 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 7, 1993-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

 QUARTER        GROWTH    AVERAGE LARGE-   RUSSELL 1000   WILSHIRE      S&P 500
  ENDED       PORTFOLIO  CAP GROWTH FUND*  GROWTH INDEX  5000 INDEX      INDEX
  199306      $  10160      $  10160       $ 10160       $ 10160       $ 10078
  199309         10260         10658         10310         10567         10338
  199312         10601         10893         10709         10758         10578
  199403         10279         10499         10237         10356         10177
  199406         10349         10195         10133         10273         10219
  199409         10863         10808         10912         10832         10719
  199412         11056         10675         10994         10748         10717
  199503         12083         11471         12040         11717         11761
  199506         13365         12788         13224         12813         12884
  199509         14341         13922         14425         13983         13907
  199512         15293         14172         15081         14663         14745
  199603         16367         14927         15891         15494         15536
  199606         17545         15692         16902         16182         16233
  199609         18327         16290         17511         16633         16735
  199612         19407         17083         18569         17780         18130
  199703         19549         16958         18668         17881         18616
  199706         22863         20044         22199         20902         21866
  199709         23598         21921         23867         22955         23504
  199712         24577         21865         24230         23354         24179
  199803         28402         25132         27901         26461         27552
  199806         30485         26552         29168         26957         28462
  199809         27696         23701         26518         23724         25630
  199812         34593         30187         33608         28816         31089
  199903         35944         32732         35745         29925         32638
  199906         37052         33869         37120         32215         34938
  199909         35250         32674         35761         30134         32757
  199912         42352         41685         44752         35665         37631
  200003         44616         45197         47941         37110         38493
  200006         44693         42794         46647         35422         37471
  200009         45208         42584         44138         35459         37108

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                         Since      of a $10,000
                                  1 Year  5 Years    Inception        Investment
--------------------------------------------------------------------------------
Growth Portfolio                   28.25%  25.81%        22.90%          $45,208
Average Large-Cap Growth Fund*     30.33   25.06         21.90            42,584
Russell 1000 Growth Index          23.43   25.07         22.50            44,138
Wilshire 5000 Index                17.67   20.46         18.89            35,459
S&P 500 Index                      13.28   21.69         19.63            37,108
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                              Since Inception
                        Inception                        -----------------------
                             Date    1 Year    5 Years   Capital  Income   Total
--------------------------------------------------------------------------------
Growth Portfolio         6/7/1993    28.25%     25.81%    21.91%    0.99% 22.90%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR SMALL COMPANY GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JUNE 3, 1996-SEPTEMBER 30, 2000
[CHART]

    SMALL COMPANY GROWTH PORTFOLIO      RUSSELL 2000 GROWTH INDEX*
1996                          -1.6                            -5.5
1997                          22.2                            23.4
1998                         -20.1                           -24.8
1999                          36.0                            32.6
2000                          77.0                            29.7
--------------------------------------------------------------------------------
See Financial Highlights table on page 59 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 3, 1996-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

 QUARTER   SMALL COMPANY    AVERAGE SMALL-  RUSSELL 2000  RUSSELL 2000
  ENDED  GROWTH PORTFOLIO CAP GROWTH FUND*  GROWTH INDEX   INDEX
  199606        $ 9530        $ 9530        $ 9530        $ 9530
  199609          9840          9772          9449          9562
  199612          9751          9723          9474         10060
  199703          8887          8600          8480          9539
  199706         10062         10230          9969         11086
  199709         12021         12054         11655         12736
  199712         11045         11130         10701         12309
  199803         12385         12475         11972         13547
  199806         11448         11975         11284         12916
  199809          9604          9207          8761         10314
  199812         11923         11579         10832         11996
  199903         10989         11211         10650         11345
  199906         13110         12977         12221         13109
  199909         13060         13236         11620         12281
  199912         19236         18831         15500         14546
  200003         22306         21683         16939         15576
  200006         22735         20466         15690         14987
  200009         23092         20723         15067         15152

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                       Since        of a $10,000
                                   1 Year          Inception          Investment
--------------------------------------------------------------------------------
Small Company Growth Portfolio     76.97%            21.37%              $23,112
Average Small-Cap Growth Fund*     56.56             18.35                20,723
Russell 2000 Growth Index          29.66              9.94                15,067
Russell 2000 Index                 23.38             10.08                15,152
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                           Since Inception
                              Inception            -----------------------------
                                   Date   1 Year     Capital     Income    Total
--------------------------------------------------------------------------------
Small Company Growth Portfolio 6/3/1996   76.97%      20.85%      0.52%   21.37%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR INTERNATIONAL PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JUNE 3, 1994-SEPTEMBER 30, 2000
[CHART]

           INTERNATIONAL PORTFOLIO                MSCI EAFE INDEX*
1996                          -1.6                            -5.5
1997                          22.2                            23.4
1998                         -20.1                           -24.8
1999                          36.0                            32.6
2000                          77.0                            29.7
--------------------------------------------------------------------------------
See Financial Highlights table on page 60 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 3, 1994-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER     INTERNATIONAL  AVERAGE INTER-  MSCI EAFE
          ENDED       PORTFOLIO    NATIONAL FUND*   INDEX
         199406       $  9990      $   9990        $ 9990
         199409         10310         10303         10006
         199412         10159          9880          9911
         199503         10138          9691         10103
         199506         10883         10089         10185
         199509         11466         10586         10617
         199512         11773         10788         11056
         199603         12447         11269         11384
         199606         12926         11661         11572
         199609         12998         11594         11566
         199612         13492         12039         11759
         199703         13768         12195         11583
         199706         15706         13542         13096
         199709         15409         13698         13012
         199712         13943         12651         12001
         199803         15777         14508         13776
         199806         15973         14608         13931
         199809         14063         12245         11960
         199812         16569         14259         14441
         199903         16415         14476         14652
         199906         17174         15280         15035
         199909         17152         15668         15705
         199912         20775         19632         18384
         200003         22165         19782         18374
         200006         21533         18730         17657
         200009         19488         17356         16243

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                         Since      of a $10,000
                                 1 Year   5 Years    Inception        Investment
--------------------------------------------------------------------------------
International Portfolio          13.62%    11.19%       11.12%           $19,488
Average International Fund*      10.77     10.39         9.11             17,356
MSCI EAFE Index                   3.42      8.88         7.97             16,243
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2000

                                                              Since Inception
                        Inception                        -----------------------
                             Date    1 Year    5 Years   Capital   Income  Total
--------------------------------------------------------------------------------
International Portfolio  6/3/1994    13.62%     11.19%     9.86%    1.26% 11.12%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR REIT INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 FEBRUARY 9, 1999-SEPTEMBER 30, 2000
[CHART]

              REIT INDEX PORTFOLIO      MORGAN STANLEY REIT INDEX*
1999                          -1.5                            -1.5
2000                          20.8                            20.9
--------------------------------------------------------------------------------
See Financial Highlights table on page 60 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       FEBRUARY 9, 1999-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER      REIT INDEX    AVERAGE REAL    MORGAN STANLEY
          ENDED       PORTFOLIO    ESTATE FUND*    REIT INDEX
         199903       $  9750       $  9727        $ 9748
         199906         10690         10871         10696
         199909          9850          9871          9849
         199912          9770          9874          9776
         200003         10033         10005         10034
         200006         11058         11100         11056
         200009         11898         12044         11907

                                Average Annual Total Returns
                              Periods Ended September 30, 2000
                              --------------------------------       Final Value
                                                       Since        of a $10,000
                                   1 Year          Inception          Investment
--------------------------------------------------------------------------------
REIT Index Portfolio               20.79%              11.19%            $11,898
Average Real Estate Fund*          22.01               12.02              12,044
Morgan Stanley REIT Index          20.89               11.23              11,907
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                           Since Inception
                              Inception            -----------------------------
                                   Date   1 Year     Capital     Income    Total
--------------------------------------------------------------------------------
REIT Index Portfolio           2/9/1999   20.79%       9.60%      1.59%   11.19%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
September 30, 2000

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

Statement of Operations

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

                                        Balanced   Equity Income   Diversified Value    Equity Index
                                       Portfolio       Portfolio           Portfolio       Portfolio
                                      --------------------------------------------------------------
                                                      Year Ended September 30, 2000
                                      --------------------------------------------------------------
                                            (000)           (000)               (000)           (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                              $ 9,521         $ 9,835               $ 951        $ 17,430
  Interest                                13,286              99                 206             292
  Security Lending                           100               1                  --              51
----------------------------------------------------------------------------------------------------
    Total Income                          22,907           9,935               1,157          17,773
----------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                  518             356                  46              23
  Performance Adjustment                    (105)             --                  (8)             --
 The Vanguard Group--Note C
  Management and Administrative              838             656                 108           2,173
  Marketing and Distribution                  59              45                   5             158
 Custodian Fees                                9              27                   2              25
 Auditing Fees                                11              10                   9              13
 Shareholders' Reports                        21              19                   3              34
 Trustees' Fees and Expenses                   1               1                  --               2
----------------------------------------------------------------------------------------------------
    Total Expenses                         1,352           1,114                 165           2,428
    Expenses Paid Indirectly--Note D         (18)             --                  --              --
----------------------------------------------------------------------------------------------------
    Net Expenses                           1,334           1,114                 165           2,428
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     21,573           8,821                 992          15,345
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold               29,033          21,141              (4,235)         13,095
 Futures Contracts                            --              --                  --           1,079
 Foreign Currencies and
   Forward Currency Contracts                 --              --                  --              --
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                  29,033          21,141              (4,235)         14,174
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                   (20,962)        (24,071)              6,030         156,465
 Futures Contracts                            --              --                  --             (83)
 Foreign Currencies and
   Forward Currency Contracts                 --              --                  --              --
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                          (20,962)        (24,071)              6,030         156,382
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $29,644         $ 5,891              $2,787        $185,901
====================================================================================================

                                       48

----------------------------------------------------------------------------------------------------
                                                                               Small
                                                                             Company
                                   Mid-Cap Index          Growth              Growth   International
                                       Portfolio       Portfolio           Portfolio       Portfolio
                                   -----------------------------------------------------------------
                                                       Year Ended September 30, 2000
                                   -----------------------------------------------------------------
                                            (000)           (000)               (000)           (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                               $ 1,254         $ 5,096             $ 2,189         $ 5,515*
 Interest                                     54           1,393               2,727           1,087
 Security Lending                              1              15                 341              93
----------------------------------------------------------------------------------------------------
    Total Income                           1,309           6,504               5,257           6,695
----------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                   17           1,802                 579             462
  Performance Adjustment                      --              --                 131              --
 The Vanguard Group--Note C
  Management and Administrative              234           1,682                 901             616
  Marketing and Distribution                   9             117                  30              34
 Custodian Fees                               39              25                  19             220
 Auditing Fees                                 9              12                   9              10
 Shareholders' Reports                         4              30                  11              16
 Trustees' Fees and Expenses                  --               1                   1               1
----------------------------------------------------------------------------------------------------
    Total Expenses                           312           3,669               1,681           1,359
    Expenses Paid Indirectly--Note D          --              --                  --              --
----------------------------------------------------------------------------------------------------
    Net Expenses                             312           3,669               1,681           1,359
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        997           2,835               3,576           5,336
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold               13,429         236,181             126,644          27,668
 Futures Contracts                            63              --                  --              --
 Foreign Currencies and
    Forward Currency Contracts                --              --                  --               1
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                  13,492         236,181             126,644          27,669
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                    22,010          34,875              16,388             238
 Futures Contracts                           (11)             --                 257              --
 Foreign Currencies and
    Forward Currency Contracts                --              --                  --             899
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                           21,999          34,875              16,645           1,137
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $36,488        $273,891            $146,865         $34,142
====================================================================================================
*Dividends are net of foreign withholding taxes of $601,000.

--------------------------------------------------------------------------------
                                                                      REIT Index
                                                                       Portfolio
                                                              ------------------
                                                                      Year Ended
                                                              September 30, 2000
                                                              ------------------
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                               $ 2,063
 Interest                                                                     47
 Security Lending                                                              1
--------------------------------------------------------------------------------
    Total Income                                                           2,111
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                   17
  Performance Adjustment                                                      --
 The Vanguard Group--Note C
  Management and Administrative                                              107
  MaRketing and Distribution                                                   3
 Custodian Fees                                                                8
 Auditing Fees                                                                 9
 Shareholders' Reports                                                         2
 Trustees' Fees and Expenses                                                  --
--------------------------------------------------------------------------------
    Total Expenses                                                           146
    Expenses Paid Indirectly--Note D                                          --
--------------------------------------------------------------------------------
    Net Expenses                                                             146
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      1,965
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                  (7)
 Futures Contracts                                                            --
 Foreign Currencies and Forward Currency Contracts                            --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     (7)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                     4,482
 Futures Contracts                                                            --
 Foreign Currencies and Forward Currency Contracts                            --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           4,482
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $6,440
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions--Net Investment Income, and Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                         BALANCED             EQUITY INCOME
                                        PORTFOLIO               PORTFOLIO
                                   --------------------   ----------------------
                                              YEAR ENDED SEPTEMBER 30,
                                   ---------------------------------------------

                                     2000          1999         2000       1999
                                    (000)         (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income           $ 21,573      $ 21,744      $ 8,821   $ 10,524
 Realized Net Gain (Loss)          29,033        27,783       21,141      2,990
 Change in Unrealized
  Appreciation (Depreciation)     (20,962)        3,466      (24,071)    25,354
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations       29,644        52,993        5,891     38,868
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income            (21,916)      (19,489)     (10,516     (9,370)
 Realized Capital Gain            (27,737)      (40,236)      (3,0       (2,104)
--------------------------------------------------------------------------------
  Total Distributions             (49,653)      (59,725)     (13,550)   (11,474)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                            58,615       130,611       72,476    132,042
 Issued in Lieu of
  Cash Distributions               49,653        59,725       13,550     11,474
 Redeemed                        (175,011)     (138,248)    (185,527)  (116,547)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions    (66,743)       52,088      (99,501     26,969
--------------------------------------------------------------------------------
 Total Increase (Decrease)        (86,752)       45,356     (107,160)    54,363
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period              598,512       553,156      429,309    374,946
--------------------------------------------------------------------------------
 End of Period                   $511,760      $598,51      $322,149   $429,309
================================================================================
1Shares Issued (Redeemed)
 Issued                             3,600         7,415        3,592      6,116
 Issued in Lieu of
  Cash Distributions                3,052         3,600          630        570
 Redeemed                         (10,814)       (7,837)      (9,298)    (5,384)
--------------------------------------------------------------------------------
  Net Increase (Decrease)
    in Shares Outstanding          (4,162)        3,178       (5,076)     1,302
================================================================================

--------------------------------------------------------------------------------
                                        DIVERSIFIED            EQUITY INDEX
                                      VALUE PORTFOLIO            PORTFOLIO
                                   -------------------- ------------------------
                               YEAR ENDED     FEB. 8 TO YEAR ENDED SEPTEMBER 30,
                                 SEP. 30,      SEP. 30, ------------------------
                                     2000          1999         2000       1999
                                    (000)         (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income              $ 992         $ 518     $ 15,345   $ 15,053
 Realized Net Gain (Loss)          (4,235)         (444)      14,174     13,947
 Change in Unrealized
  Appreciation (Depreciation)       6,030        (6,880)     156,382    229,030
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations                       2,787        (6,806)     185,901    258,030
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income               (537)           --      (15,526)   (12,732)
 Realized Capital Gain                 --            --      (13,484)    (4,473)
--------------------------------------------------------------------------------
  Total Distributions                (537)           --      (29,010)   (17,205)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                            36,651        69,125      389,552    450,504
 Issued in Lieu of Cash
  Distributions                       537            --       29,010     17,205
 Redeemed                         (34,302)      (20,045)    (433,882)  (263,396)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions      2,886        49,080      (15,320)   204,313
--------------------------------------------------------------------------------
 Total Increase (Decrease)          5,136        42,274      141,571    445,138
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period               42,274            --    1,365,383    920,245
--------------------------------------------------------------------------------
 End of Period                    $47,410       $42,274   $1,506,954 $1,365,383
================================================================================
1SHARES ISSUED (REDEEMED)
 Issued                             4,146         6,450       10,579     13,596
 Issued in Lieu of Cash Distributions  58            --          822        600
 Redeemed                          (3,934)       (1,908)     (11,695)    (8,019)
--------------------------------------------------------------------------------
  Net Increase (Decrease)
    in Shares Outstanding             270         4,542         (294)     6,177
================================================================================
*Commencement of operations.

--------------------------------------------------------------------------------
                                          MID-CAP                 GROWTH
                                      INDEX PORTFOLIO            PORTFOLIO
                               ------------------------ ------------------------
                               YEAR ENDED     FEB. 8 TO YEAR ENDED SEPTEMBER 30,
                                 SEP. 30,      SEP. 30, ------------------------
                                     2000          1999         2000       1999
                                    (000)         (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income              $ 997         $ 211      $ 2,835    $ 5,222
 Realized Net Gain (Loss)          13,492         1,028      236,181     51,155
 Change in Unrealized
  Appreciation (Depreciation)      21,999        (2,433)      34,875    121,304
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations 36,488        (1,194)     273,891    177,681
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income               (267)           --       (5,305)    (4,170)
 Realized Capital Gain             (1,069)           --      (50,895)   (39,875)
--------------------------------------------------------------------------------
  Total Distributions              (1,336)           --      (56,200)    44,045)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                           136,987        64,212      369,929    375,784
 Issued in Lieu of Cash
  Distributions                     1,336            --       56,200     44,045
 Redeemed                         (35,056)       (9,332)    (294,281)  (231,886)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions    103,267        54,880      131,848    187,943
--------------------------------------------------------------------------------
 Total Increase (Decrease)        138,419        53,686      349,539    321,579
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period               53,686            --      952,637    631,058
--------------------------------------------------------------------------------
 End of Period                   $192,105       $53,686   $1,302,176   $952,637
================================================================================
1Shares Issued (Redeemed)
 Issued                            10,443         5,885       11,331     13,290
 Issued in Lieu of Cash Distributions 122            --        1,888      1,805
 Redeemed                          (2,772)         (846)      (9,054)    (8,142)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding              7,793         5,039        4,165      6,953
================================================================================
*Commencement of operations.

--------------------------------------------------------------------------------
                                       SMALL COMPANY            INTERNATIONAL
                                     GROWTH PORTFOLIO            PORTFOLIO
                                   --------------------   ----------------------
                                              YEAR ENDED SEPTEMBER 30,
                                   ---------------------------------------------

                                     2000          1999         2000       1999
                                    (000)         (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income            $ 3,576         $ 840      $ 5,336    $ 3,806
 Realized Net Gain (Loss)         126,644         2,020       27,669     10,847
 Change in Unrealized
  Appreciation (Depreciation)      16,645        37,771        1,137     32,232
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations     146,865        40,631       34,142     46,885
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income               (928)         (731)      (3,702)    (3,272)
 Realized Capital Gain                 --          (122)      (8,109)        --
--------------------------------------------------------------------------------
  Total Distributions                (928)         (853)     (11,81      (3,272)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                           320,601        85,183      203,692     89,926
 Issued in Lieu of Cash
  Distributions                       928           853       11,811      3,272
 Redeemed                        (155,367)      (69,143)    (144,934)   (82,080)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions    166,162        16,893       70,569     11,118
--------------------------------------------------------------------------------
 Total Increase (Decrease)        312,099        56,671       92,900     54,731
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period              167,527       110,856      271,79     217,066
--------------------------------------------------------------------------------
 End of Period                   $479,626      $167,527     $364,69    $271,797
================================================================================
1Shares Issued (Redeemed)
 Issued                            15,778         7,414       11,369      5,936
 Issued in Lieu of Cash
  Distributions                        68            84          771        242
 Redeemed                          (7,691)       (6,113)      (8,078)    (5,482)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding               8,155         1,385        4,062        696
================================================================================

--------------------------------------------------------------------------------
                                                              REIT INDEX
                                                               PORTFOLIO
                                                        ------------------------
                                                    YEAR ENDED         FEB. 8 TO
                                                  SEP. 30,2000     SEP. 30, 1999
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                 $ 1,965            $ 596
 Realized Net Gain (Loss)                                   (7)             (28)
 Change in Unrealized
  Appreciation (Depreciation)                            4,482           (1,448)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                            6,440             (880)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                    (617)              --
 Realized Capital Gain                                     (27)              --
--------------------------------------------------------------------------------
  Total Distributions                                     (644)              --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                 34,563           25,811
 Issued in Lieu of Cash Distributions                      644               --
 Redeemed                                              (14,569)          (4,371)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                                  20,638           21,440
--------------------------------------------------------------------------------
 Total Increase (Decrease)                              26,434           20,560
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                     20,560               --
--------------------------------------------------------------------------------
End of Period                                          $46,994          $20,560
================================================================================
1Shares Issued (Redeemed)
 Issued                                                  3,291            2,510
 Issued in Lieu of Cash Distributions                       67               --
 Redeemed                                               (1,399)            (422)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          1,959            2,088
================================================================================
*Commencement of operations.

Financial Highlights

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

--------------------------------------------------------------------------------
                                                   BALANCED PORTFOLIO
                                                YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
 EACH YEAR                           2000     1999     1998       1997      1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year $17.41   $17.73   $17.97     $14.81   $13.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                .71      .63      .63        .60     .565
 Net Realized and Unrealized
  Gain (Loss) on Investments          .26      .95      .56       3.31    1.420
--------------------------------------------------------------------------------
  Total from Investment Operations    .97     1.58     1.19       3.91    1.985
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                             (.64)    (.62)    (.60)      (.19)   (.505)
 Distributions from Realized
  Capital Gains                      (.81)   (1.28)    (.83)      (.56)      --
--------------------------------------------------------------------------------
  Total Distributions               (1.45)   (1.90)   (1.43)      (.75)   (.505)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $16.93   $17.41   $17.73     $17.97   $14.81
================================================================================

TOTAL RETURN                        5.91%    9.44%    7.26%     27.60%   15.26%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)  $512     $599     $553       $468     $330
 Ratio of Total Expenses to
  Average Net Assets                0.25%    0.29%    0.31%      0.32%    0.31%
 Ratio of Net Investment Income
  to Average Net Assets             3.98%    3.58%    3.72%      3.96%    4.04%
 Portfolio Turnover Rate              28%      24%      31%        25%      36%
================================================================================

--------------------------------------------------------------------------------
                                               EQUITY INCOME PORTFOLIO
                                                YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
 EACH YEAR                           2000     1999     1998       1997      1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year $21.10   $19.69    $18.50   $13.71    $12.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                .58      .51     .490        .42      .48
 Net Realized and Unrealized
  Gain (Loss) on Investments          .08     1.50    1.475       4.69     1.75
--------------------------------------------------------------------------------
  Total from Investment Operations    .66     2.01    1.965       5.11     2.23
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                             (.52)    (.49)   (.400)      (.15)    (.46)
 Distributions from Realized
  Capital Gains                      (.15)    (.11)   (.375)      (.17)    (.06)
--------------------------------------------------------------------------------
  Total Distributions                (.67)    (.60)   (.775)      (.32)    (.52)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $21.09   $21.10   $19.69     $18.50    $13.71
================================================================================

TOTAL RETURN                        3.06%   10.36%   11.19%     38.05%    19.07%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)  $322     $429     $375       $271     $142
 Ratio of Total Expenses to
  Average Net Assets                0.31%    0.33%    0.36%      0.37%     0.35%
 Ratio of Net Investment Income
  to Average Net Assets             2.44%    2.44%    2.69%      3.11%     3.69%
 Portfolio Turnover Rate               8%       6%       6%         8%        8%
================================================================================


--------------------------------------------------------------------------------
                                                     DIVERSIFIED VALUE PORTFOLIO
                                                      YEAR ENDED      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     SEP. 30, 2000   SEP. 30, 1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.31         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .21            .11
 Net Realized and Unrealized Gain (Loss) on Investments      .45           (.80)
--------------------------------------------------------------------------------
  Total from Investment Operations                           .66           (.69)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                       (.12)            --
 Distributions from Realized Capital Gains                    --             --
--------------------------------------------------------------------------------
  Total Distributions                                       (.12)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.85         $ 9.31
================================================================================

TOTAL RETURN                                               7.18%         -6.90%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $47            $42
 Ratio of Total Expenses to Average Net Assets             0.45%        0.37%**
 Ratio of Net Investment Income to Average Net Assets      2.67%        2.38%**
 Portfolio Turnover Rate                                     42%            18%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------
                                                 EQUITY INDEX PORTFOLIO
                                                YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
 EACH YEAR                           2000     1999     1998       1997      1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year $33.85   $26.94   $25.32     $18.32   $15.69
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                .38      .37      .37        .34      .34
 Net Realized and Unrealized
  Gain (Loss) on Investments         4.12     7.04     1.83       6.94     2.75
--------------------------------------------------------------------------------
  Total from Investment Operations   4.50     7.41     2.20       7.28     3.09
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                             (.38)    (.37)    (.34)      (.19)    (.33)
 Distributions from Realized
  Capital Gains                      (.33)    (.13)    (.24)      (.09)    (.13)
--------------------------------------------------------------------------------
  Total Distributions                (.71)    (.50)    (.58)      (.28)    (.46)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $37.64   $33.85   $26.94     $25.32   $18.32
================================================================================

TOTAL RETURN                       13.43%   27.84%    8.97%     40.31%    20.19%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)$1,507   $1,365     $920       $718     $406
 Ratio of Total Expenses to
  Average Net Assets                0.16%    0.18%  0.20%    0.23%   0.22%
 Ratio of Net Investment Income
  to Average Net Assets             1.01%    1.21%    1.48%      1.78%    2.13%
 Portfolio Turnover Rate              11%       4%       1%         1%       2%
================================================================================


--------------------------------------------------------------------------------
                                                       MID-CAP INDEX PORTFOLIO
                                                      YEAR ENDED      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     SEP. 30, 2000   SEP. 30, 1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.65         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .08            .04
 Net Realized and Unrealized Gain (Loss) on Investments     4.49            .61
--------------------------------------------------------------------------------
  Total from Investment Operations                          4.57            .65
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                       (.05)            --
 Distributions from Realized Capital Gains                  (.20)            --
--------------------------------------------------------------------------------
  Total Distributions                                       (.25)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.97         $10.65
================================================================================

TOTAL RETURN                                              43.77%          6.50%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $192             $54
 Ratio of Total Expenses to Average Net Assets            0.28%         0.24%**
 Ratio of Net Investment Income to Average Net Assets     0.90%         1.03%**
 Portfolio Turnover Rate                                    43%             24%
================================================================================
 *Initial share purchase date.  All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

--------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO
                                                YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
 EACH YEAR                           2000     1999     1998       1997      1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year $28.96   $24.33   $21.51     $17.58   $14.10
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                .080     .16      .16        .190     .18
 Net Realized and Unrealized
  Gain (Loss) on Investments         7.795    6.16     3.43       4.615    3.65
--------------------------------------------------------------------------------
  Total from Investment Operations   7.875    6.32     3.59       4.805    3.83
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                             (.160)   (.16)    (.20)      (.180)   (.16)
 Distributions from Realized
  Capital Gains                     (1.535   (1.53)    (.57)      (.695)   (.19)
--------------------------------------------------------------------------------
  Total Distributions               (1.695)  (1.69)    (.77)      (.875)   (.35)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $35.14   $28.96   $24.33     $21.51   $17.58
================================================================================

TOTAL RETURN                       28.25%   27.27%   17.37%     28.76%    27.79%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)$1,302     $953     $631       $460     $276
 Ratio of Total Expenses to
  Average Net Assets                0.31%    0.35%    0.39%      0.38%    0.39%
 Ratio of Net Investment Income
  to Average Net Assets             0.24%    0.59%    0.74%      1.12%    1.29%
 Portfolio Turnover Rate              81%      50%      48%        38%      42%
================================================================================



--------------------------------------------------------------------------------
                                             SMALL COMPANY GROWTH PORTFOLIO
                                          YEAR ENDED SEPTEMBER 30,
                                     ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT                                    JUNE 3* TO
 EACH YEAR                           2000     1999     1998     1997 SEP.30,1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year $12.87   $ 9.53   $11.97   $ 9.84     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                .17      .06      .06      .04        .04
 Net Realized and Unrealized
  Gain (Loss) on Investments         9.69     3.35    (2.46)    2.13       (.20)
--------------------------------------------------------------------------------
  Total from Investment Operations   9.86     3.41    (2.40)    2.17       (.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                             (.07)    (.06)    (.04)    (.04)        --
 Distributions from Realized
  Capital Gains                        --     (.01)      --       --         --
--------------------------------------------------------------------------------
  Total Distributions                (.07)    (.07)    (.04)    (.04)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $22.66   $12.87    $9.53   $11.97      $9.84
================================================================================

TOTAL RETURN                       76.97%   35.98%  -20.10%   22.16%     -1.60%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)  $480     $168     $111     $133        $44
 Ratio of Total Expenses to
  Average Net Assets                0.46%    0.49%    0.42%    0.39%    0.45%**
 Ratio of Net Investment Income
  to Average Net Assets             0.98%    0.58%    0.54%    0.67%    1.42%**
 Portfolio Turnover Rate             125%      85%     106%      72%        18%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------
                                                   International Portfolio
                                                   Year Ended September 30,
                                             -----------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR  2000   1999    1998    1997   1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $15.58  $12.96  $14.55 $12.74 $11.40
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .25     .23     .21    .17    .14
 Net Realized and Unrealized Gain (Loss)
  on Investments                              1.80    2.59   (1.48)  2.10   1.36
--------------------------------------------------------------------------------
  Total from Investment Operations            2.05    2.82   (1.27)  2.27   1.50
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.21)   (.20)   (.18)  (.14) (.16)
 Distributions from Realized Capital Gains    (.46)     --    (.14)  (.32)    --
--------------------------------------------------------------------------------
  Total Distributions                         (.67)   (.20)   (.32)  (.46) (.16)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $16.96  $15.58  $12.96 $14.55 $12.74
================================================================================

TOTAL RETURN                                 13.62%  21.97%  -8.74% 18.55 13.36%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)          $365   $272     $217  $246     $162
 Ratio of Total Expenses to Average
   Net Assets                                0.38%  0.46%    0.48% 0.46%   0.49%
 Ratio of Net Investment Income to Average
   Net Assets                                1.48%  1.51%    1.48% 1.43%   1.42%
 Portfolio Turnover Rate                       41%    39%      38%   22%     19%
================================================================================

--------------------------------------------------------------------------------
                                                            REIT INDEX PORTFOLIO
                                                       YEAR ENDED     FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      SEP. 30, 2000  SEP. 30, 1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.85       $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .43          .28
 Net Realized and Unrealized Gain (Loss) on Investments       1.57         (.43)
  Total from Investment Operations                            2.00         (.15)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.23)           --
 Distributions from Realized Capital Gains                    (.01)           --
  Total Distributions                                         (.24)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.61       $ 9.85
================================================================================

TOTAL RETURN                                                20.79%       -1.50%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $47           $21
 Ratio of Total Expenses to Average Net Assets              0.47%       0.27%**
 Ratio of Net Investment Income to Average Net Assets       6.30%       6.26%**
 Portfolio Turnover Rate                                       6%            4%
================================================================================
 *Initial share  purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are registered under the Investment Company Act of 1940 as diversified open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.
     Certain investments of the Balanced Portfolio are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Futures and Forward Currency Contracts: The Equity Index, Mid-Cap Index, and Small Company Growth Portfolios use S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts, respectively, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.
     The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.
     4. Federal Income Taxes: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Repurchase Agreements: The portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. Other: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.
     Newell Associates and Lincoln Capital Management Company provide investment advisory services to the Equity Income and Growth Portfolios, respectively. For the year ended September 30, 2000, the investment advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of 0.10% and 0.15%, respectively, of average net assets.
     Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/BARRA Value Index. For the year ended September 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio's average net assets before a decrease of $8,000 (0.02%) based on performance.
     Wellington Management Company, llp, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the year ended September 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio's average net assets before a decrease of $105,000 (0.02%) based on performance.

     Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the year ended September 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $131,000 (0.04%) based on performance. Effective October 1, 2000, Grantham, Mayo, Van Otterloo & Co. LLC also provides investment advisory services to the portfolio.

     Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended September 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, with no performance adjustment required.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                      Capital Contributed        Percentage           Percentage
                              to Vanguard      of Portfolio        of Vanguard's
Portfolio                           (000)        Net Assets       Capitalization
--------------------------------------------------------------------------------
Balanced                             $ 94             0.02%                0.09%
Equity Income                          59             0.02                 0.06
Diversified Value                       8             0.02                 0.01
Equity Index                          288             0.02                 0.29
Mid-Cap Index                          33             0.02                 0.03
Growth                                250             0.02                 0.25
Small Company Growth                   90             0.02                 0.09
International                          71             0.02                 0.07
REIT Index                              8             0.02                 0.01
--------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The Balanced Portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. The portfolio's custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $17,000 and $1,000, respectively.

E. During the year ended September 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                       U.S. Government Securities    Other Investment Securities
                                 (000)                             (000)
                         ----------------------          -----------------------
Portfolio                Purchases        Sales          Purchases         Sales
--------------------------------------------------------------------------------
Balanced                  $41,413       $42,893          $ 105,132      $206,391
Equity Income                  --            --             27,174       131,859
Diversified Value              --            --             16,206        14,201
Equity Index                   --            --            168,718       202,657
Mid-Cap Index                  --            --            149,715        47,539
Growth                         --            --          1,006,300       937,337
Small Company Growth           --            --            518,044       401,678
International                  --            --            204,745       140,672
REIT Index                     --            --             23,476         1,868
--------------------------------------------------------------------------------

     At September 30, 2000, the following portfolio had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

-------------------------------------------------------
                               Expiration          Loss
                      Fiscal Years Ending        Amount
Portfolio                   September 30,         (000)
-------------------------------------------------------
Diversified Value               2008-2009        $4,679
-------------------------------------------------------

     The Small Company Growth Portfolio used a capital loss carryforward of $821,000 to offset taxable capital gains realized during the year ended September 30, 2000, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.
     During the year ended September 30, 2000, the International Portfolio realized net foreign currency losses of $120,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At September 30, 2000, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                   (000)
                       ---------------------------------------------------------
                                                                  Net Unrealized
                       Appreciated           Depreciated            Appreciation
Portfolio               Securities            Securities          (Depreciation)
--------------------------------------------------------------------------------
Balanced                  $111,523             $(32,222)               $ 79,301
Equity Income              116,986              (17,912)                 99,074
Diversified Value            4,638               (5,488)                   (850)
Equity Index               767,569              (54,660)                712,909
Mid-Cap Index               33,773              (14,196)                 19,577
Growth                     379,877              (45,115)                334,762
Small Company Growth       104,452              (57,367)                 47,085
International               83,773              (29,863)                 53,910
REIT Index                   4,380               (1,346)                  3,034
--------------------------------------------------------------------------------

     At September 30, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related net unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                      (000)
                                  ----------------------------------------------
                                  Number of       Aggregate       Net Unrealized
                                       Long      Settlement         Appreciation
Portfolio/Futures Contracts       Contracts           Value       (Depreciation)
--------------------------------------------------------------------------------
Equity Index/S&P 500 Index               32         $11,630               $(169)
Mid-Cap Index/S&P MidCap 400 Index        3             818                 (11)
Small Company Growth/Russell 2000 Index 143          37,709                  257
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.
     At September 30, 2000, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                    (000)
                   -------------------------------------------------------------
                        Contract Amount
                   ----------------------
Contract            Foreign          U.S.    Market Value in          Unrealized
Settlement Date    Currency       Dollars       U.S. Dollars        Appreciation
--------------------------------------------------------------------------------
Deliver:
  10/12/2000 JPY  3,464,457       $32,761            $32,111                $650
--------------------------------------------------------------------------------
JPY--Japanese yen.

Unrealized appreciation on open forward currency contracts is required to be treated as realized gain for tax purposes.
     The International Portfolio had net unrealized foreign currency losses of $61,000 resulting from the translation of other assets and liabilities at September 30, 2000.

G. The market value of securities on loan to broker/dealers at September 30, 2000, and collateral received with respect to such loans were:
--------------------------------------------------------------------------------
                                                         (000)
                                         ---------------------------------------
                                         Market Value
                                            of Loaned            Cash Collateral
Portfolio                                  Securities                   Received
--------------------------------------------------------------------------------
Mid-Cap Index                                   $ 561                      $ 598
Growth                                          4,620                      4,860
Small Company Growth                            8,003                      9,501
International                                  37,864                     40,157
REIT Index                                        610                        630
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund

In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Equity Income Portfolio, Diversified Value Portfolio, Equity Index Portfolio, Mid-Cap Index Portfolio, Growth Portfolio, Small Company Growth Portfolio,
International Portfolio, and REIT Index Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD VARIABLE INSURANCE FUND
This information for the fiscal year ended September 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The Balanced, Equity Income, Equity Index, Growth, International, and REIT Index Portfolios designate $25,340,000, $2,427,000, $12,258,000, $49,901,000,
$8,109,000, and $27,000 respectively, as capital gain dividends (from net long-term capital gains), which were distributed during the fiscal year.

THE VANGUARD(R)
  FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
 Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.
JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.
BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.
BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.
ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.
JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.
J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art evokes both  Vanguard's
rich past and the course we've set
for the future--our   determination
to  provide  superior  investment
performance  and top-notch service.
The image is based on two works:
a painting titled The First Journey
of  'Victory,'  by the English  artist
W.L.  Wyllie  (1851-1931),  and a
sculpture  of  a  compass  rose  on
Vanguard's   campus  near  Valley   Forge,
Pennsylvania.

All comparative mutual fund data are
from Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.

Standard & Poor's(R), S&P(R),
S&P 500(R), Standard & Poor's 500, 500,
S&P MidCap 400, and S&P
SmallCap 600 are trademarks of
The McGraw-Hill Companies,  Inc.
Allother index names may contain
trademarks and are the exclusive
property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the
fund's  shareholders.  It may not be
distributed to  prospective  investors
unless it is preceded or  accompanied
by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q690 112000

VANGUARD VARIABLE INSURANCE FUND
BALANCED AND STOCK PORTFOLIOS
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 2000

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.
     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index, Mid-Cap Index, and REIT Index Portfolios' securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS
BALANCED PORTFOLIO.....................1  GROWTH PORTFOLIO....................21
EQUITY INCOME PORTFOLIO................6  SMALL COMPANY GROWTH PORTFOLIO......23
DIVERSIFIED VALUE PORTFOLIO............8  INTERNATIONAL PORTFOLIO.............26
EQUITY INDEX PORTFOLIO................10  REIT INDEX PORTFOLIO................29
MID-CAP INDEX PORTFOLIO...............16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED PORTFOLIO                                  SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (66.5%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.6%)
  Ford Motor Co.                                   217,024             $  5,493
  Union Pacific Corp.                              141,300                5,493
  Delphi Automotive Systems Corp.                  198,301                2,999
  General Motors Corp.                              46,077                2,995
  Canadian National Railway Co.                     92,500                2,711
  British Airways PLC ADR                           59,600                2,548
  Eaton Corp.                                       32,000                1,972
  CSX Corp.                                         90,100                1,965
  Norfolk Southern Corp.                           126,200                1,846
* KLM Royal Dutch Air Lines
    NV ADR                                          44,421                  830
                                                                    -----------
                                                                         28,852
                                                                    -----------
CONSUMER DISCRETIONARY (4.8%)
  Kimberly-Clark Corp.                              91,600                5,112
  Gillette Co.                                     102,000                3,149
  Black & Decker Corp.                              80,500                2,752
  Gannett Co., Inc.                                 46,100                2,443
  Whirlpool Corp.                                   61,500                2,391

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED PORTFOLIO                                  SHARES                (000)
--------------------------------------------------------------------------------
  Sears, Roebuck & Co.                              69,052                2,239
  Eastman Kodak Co.                                 47,900                1,958
  Target Corp.                                      68,000                1,743
  May Department Stores Co.                         79,700                1,634
  Circuit City Stores, Inc.                         57,000                1,311
                                                                    ------------
                                                                         24,732
                                                                    ------------
CONSUMER STAPLES (1.5%)
  Philip Morris Cos., Inc.                         115,500                3,400
  Procter & Gamble Co.                              46,100                3,089
  H.J. Heinz Co.                                    18,600                  689
  Albertson's, Inc.                                 27,600                  580
                                                                    ------------
                                                                          7,758
                                                                    ------------
FINANCIAL SERVICES (11.9%)
  Citigroup, Inc.                                  179,033                9,679
  Marsh & McLennan Cos., Inc.                       67,500                8,961
  CIGNA Corp.                                       81,700                8,529
  Wachovia Corp.                                    91,300                5,176
  U.S. Bancorp                                     192,200                4,373
  MBIA, Inc.                                        60,900                4,332
  Ace, Ltd.                                         90,500                3,552
  Bear Stearns Co., Inc.                            46,100                2,904
  Equity Office Properties Trust REIT               92,000                2,858
  Bank of America Corp.                             48,106                2,520
  Archstone Communities Trust REIT                  92,000                2,260
  Jefferson-Pilot Corp.                             33,250                2,257
  KeyCorp                                           77,500                1,962
  The Chase Manhattan Corp.                         24,000                1,108
  Starwood Hotels & Resorts
    Worldwide, Inc.                                 12,500                  391
                                                                    ------------
                                                                         60,862
                                                                    ------------
HEALTH CARE (7.8%)
 Pharmacia Corp.                                   204,995               12,338
 Baxter International, Inc.                         87,500                6,984
 Abbott Laboratories                               137,200                6,526
 Johnson & Johnson                                  56,600                5,317
 American Home Products Corp.                       83,700                4,734
 Aventis SA ADR                                     45,782                3,448
                                                                    ------------
                                                                         39,347
                                                                    ------------
INTEGRATED OILS (6.4%)
 Royal Dutch Petroleum Co. ADR                      92,600                5,550
 Chevron Corp.                                      45,600                3,887
 Repsol-YPF, SA ADR                                209,200                3,831
 Conoco Inc. Class B                               128,891                3,472
 Total Fina Elf SA ADR                              45,356                3,331
 USX-Marathon Group                                114,200                3,240
 Phillips Petroleum Co.                             46,100                2,893
 Exxon Mobil Corp.                                  28,400                2,531
 Texaco Inc.                                        46,500                2,441
 Unocal Corp.                                       44,587                1,580
                                                                    ------------
                                                                         32,756
                                                                    ------------
OTHER ENERGY (0.8%)
 Burlington Resources, Inc.                         69,000                2,540
 Halliburton Co.                                    34,400                1,683
                                                                    ------------
                                                                          4,223
                                                                    ------------
MATERIALS & PROCESSING (7.2%)
 Alcoa Inc.                                        318,900                8,072
 Dow Chemical Co.                                  192,600                4,803
 E.I. du Pont de Nemours & Co.                      83,486                3,459
 Phelps Dodge Corp.                                 81,400                3,398
 Alcan Aluminium Ltd.                              113,000                3,270
 PPG Industries, Inc.                               62,200                2,469
 Weyerhaeuser Co.                                   54,000                2,180
 Willamette Industries, Inc.                        71,800                2,010
 Temple-Inland Inc.                                 46,000                1,742
 International Paper Co.                            57,000                1,635
 Cabot Corp.                                        38,000                1,204
 Imperial Chemical Industries
  PLC ADR                                           46,100                1,069
 Corus Group PLC ADR                               136,900                1,061
 Crompton Corp.                                     28,500                  224
                                                                    ------------
                                                                         36,596
                                                                    ------------
PRODUCER DURABLES (6.7%)
Northrop Grumman Corp.                              79,200                7,197
Emerson Electric Co.                                79,900                5,353
Cooper Industries, Inc.                             91,900                3,239
Pitney Bowes, Inc.                                  74,500                2,938
The Boeing Co.                                      46,100                2,904
United Technologies Corp.                           34,200                2,368
Caterpillar, Inc.                                   69,000                2,329
Alcatel SA ADR                                      36,200                2,276
Xerox Corp.                                        139,000                2,094
Pall Corp.                                          92,200                1,838
Parker Hannifin Corp.                               39,100                1,320
Thomas & Betts Corp.                                31,700                  553
                                                                    ------------
                                                                         34,409
                                                                    ------------
TECHNOLOGY (3.5%)
 International Business
  Machines Corp.                                    81,800                9,202
 Hewlett-Packard Co.                                41,100                3,987
 Raytheon Co. Class A                               91,500                2,505
*General Motors Corp. Class H                       36,940                1,373
 Motorola, Inc.                                     34,700                  980
                                                                    ------------
                                                                         18,047
                                                                    ------------
UTILITIES (7.9%)
 Duke Energy Corp.                                  90,400                7,752
 Verizon Communications                            139,012                6,733
 Unicom Corp.                                       68,800                3,866
 SBC Communications Inc.                            69,400                3,470
 Cinergy Corp.                                      97,900                3,237
 ALLTEL Corp.                                       58,000                3,027
 FPL Group, Inc.                                    45,000                2,959
 Pinnacle West Capital Corp.                        51,500                2,620
 TXU Corp.                                          56,700                2,247
 CP&L, Inc.                                         49,500                2,064
 AT&T Corp.                                         69,000                2,027
 Edison International                               19,000                  367
                                                                    ------------
                                                                         40,369
                                                                    ------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
OTHER (2.4%)
 Minnesota Mining &
  Manufacturing Co.                                 45,200              $ 4,119
 Canadian Pacific Ltd.                             138,000                3,588
 Norsk Hydro ASA ADR                                71,400                3,021
 Honeywell International Inc.                       46,000                1,639
                                                                    ------------
                                                                         12,367
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $255,165)                                                       340,318
--------------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (23.3%)
--------------------------------------------------------------------------------
Mortgage-Backed Securities (0.4%)
(3) Asset Securitization Corp.
    6.75%, 2/14/2041                               $ 2,000                1,959
                                                                    ------------

FINANCE (7.7%)
Ace Ina Holdings Inc.
 8.20%, 8/15/2004                                    1,000                1,021
Allstate Corp.
 6.75%, 5/15/2018                                    1,000                  899
Aon Corp.
 6.90%, 7/1/2004                                     2,000                1,973
BB&T Corp.
 7.25%, 6/15/2007                                    2,000                1,957
Banc One Corp.
 6.875%, 8/1/2006                                    2,000                1,954
BankAmerica Corp.
 7.20%, 4/15/2006                                    1,000                  999
Caterpillar Financial Services Corp.
 7.59%, 12/10/2003                                   2,000                2,008
Citicorp
 7.625%, 5/1/2005                                    1,000                1,024
Comerica, Inc.
 7.25%, 8/1/2007                                     1,500                1,471
Dean Witter, Discover & Co.
 6.75%, 10/15/2013                                   1,000                  901
First Union Corp.
 7.50%, 4/15/2035                                    1,000                1,002
Ford Motor Credit Co.
 6.25%, 12/8/2005                                    1,000                  951
Frank Russell Co.
(1) 5.625%, 1/15/2009                                2,000                1,776
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                                  1,000                  886
MBNA Corp.
 6.90%, 1/15/2008                                    2,000                2,004
NBD Bancorp, Inc.
 7.125%, 5/15/2007                                   1,500                1,470
Northern Trust Corp.
 6.65%, 11/9/2004                                    1,000                  990
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                                 2,000                2,002
Provident Cos., Inc.
 7.25%, 3/15/2028                                    2,000                1,601
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                                 1,500                1,428
SunTrust Bank Atlanta
 7.25%, 9/15/2006                                    1,000                  992
Toyota Motor Credit Corp.
 5.50%, 12/15/2008                                   2,000                1,792
UNUM Corp.
 6.75%, 12/15/2028                                   2,000                1,499
US Bank NA Minnesota
 5.625%, 11/30/2005                                  2,000                1,862
Wachovia Corp.
 5.625%, 12/15/2008                                  2,000                1,781
Washington Mutual, Inc.
 7.50%, 8/15/2006                                    3,000                2,990
                                                                    ------------
                                                                         39,233
                                                                    ------------
INDUSTRIAL (9.6%)
Abbott Laboratories
 6.80%, 5/15/2005                                    1,000                1,006
Airtouch Communications Inc.
 6.65%, 5/1/2008                                     2,000                1,898
American General Financial
 7.45%, 1/15/2005                                    2,000                2,014
Amoco Corp.
 6.50%, 8/1/2007                                     1,500                1,467
Autozone Inc.
 6.50%, 7/15/2008                                      800                  650
CPC International, Inc.
 6.15%, 1/15/2006                                      125                  120
Continental Airlines, Inc.
 6.90%, 1/2/2018                                     1,889                1,760
Cox Communications, Inc.
 7.75%, 8/15/2006                                    2,000                2,027
DaimlerChrysler North America Holding Corp. Global Notes
 7.40%, 1/20/2005                                    2,000                2,016
Dean Foods Co.
 6.90%, 10/15/2017                                   2,000                1,736
Diageo PLC
 6.125%, 8/15/2005                                   2,000                1,921
E.I. du Pont de Nemours & Co.
 6.75%, 10/15/2004                                   2,000                1,995
Federal Express Corp.
 6.72%, 1/15/2022                                    1,953                1,774
Fluor Corp.
 6.95%, 3/1/2007                                     1,500                1,362
Hewlett-Packard Co.
 7.15%, 6/15/2005                                    2,000                2,029
Honeywell International Inc.
 7.50%, 3/1/2010                                     2,000                2,041

--------------------------------------------------------------------------------

                                                      FACE               MARKET
                                                    AMOUNT               VALUE*
BALANCED PORTFOLIO                                   (000)                (000)
--------------------------------------------------------------------------------
Joseph Seagram & Sons, Inc.
 6.625%, 12/15/2005                                  2,000              $ 1,952
Lockheed Martin Corp.
 7.95%, 12/1/2005                                    1,000                1,027
Mattel Inc.
 6.125%, 7/15/2005                                   2,000                1,712
McDonald's Corp.
 7.375%, 7/15/2033                                   1,000                  915
Norfolk Southern Corp.
 7.70%, 5/15/2017                                    1,500                1,443
Phillips Petroleum
 8.50%, 5/25/2005                                    2,000                2,109
Procter & Gamble Co. ESOP
 9.36%, 1/1/2021                                     2,000                2,319
Raytheon Co.
(1) 8.20%, 3/1/2006                                  1,378                1,423
Rohm & Haas Co.
 7.40%, 7/15/2009                                    2,000                2,000
Stanford Univ.
 7.65%, 6/15/2026                                    1,000                1,031
Target Corp.
 7.50%, 2/15/2005                                    2,000                2,039
Tyco International Group
 5.875%, 11/1/2004                                   2,000                1,909
USA Waste Services Inc.
 7.00%, 7/15/2028                                    2,000                1,618
Walt Disney Co.
 7.30%, 2/8/2005                                     2,000                2,040
                                                                    ------------
                                                                         49,353
                                                                    ------------
UTILITIES (5.6%)
AT&T Corp.
 7.75%, 3/1/2007                                     1,000                1,031
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                                  1,000                  886
Baltimore Gas & Electric Co.
 5.50%, 4/15/2004                                    1,000                  957
Carolina Power & Light Co.
 5.95%, 3/1/2009                                     2,000                1,810
Central Illinois Public Service
 6.125%, 12/15/2028                                  1,000                  850
Central Power & Light Co.
 6.625%, 7/1/2005                                    1,000                  975
Cincinnati Bell, Inc.
 6.30%, 12/1/2028                                    2,000                1,427
Duke Energy Corp.
 7.00%, 7/1/2033                                     1,000                  872
Florida Power & Light Co.
 7.00%, 9/1/2025                                     2,000                1,762
Florida Power Corp.
 6.875%, 2/1/2008                                    1,850                1,763
GTE Southwest, Inc.
 6.00%, 1/15/2006                                    1,000                  948
Illinois Bell Telephone Co.
 6.625%, 2/1/2025                                    1,000                  849
Indiana Michigan Power Co.
 6.875%, 7/1/2004                                    2,000                1,968
National Rural Utilities
 5.75%, 12/1/2008                                    2,000                1,803
New York Telephone Co.
 7.25%, 2/15/2024                                    1,000                  905
Northern Natural Gas Co.
(1) 6.75%, 9/15/2008                                 2,000                1,903
PacifiCorp
 6.625%, 6/1/2007                                    1,000                  958
Sprint Capital Corp.
 6.125%, 11/15/2008                                  2,000                1,813
U S WEST Communications Group
 6.875%, 9/15/2033                                   1,000                  831
Union Electric Co.
 7.375%, 12/15/2004                                  1,000                1,016
Washington Gas Light Co.
 6.15%, 1/26/2026                                    1,500                1,432
WorldCom Inc.
 6.40%, 8/15/2005                                    2,000                1,937
                                                                    ------------
                                                                         28,696
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $125,083)                                   119,241
--------------------------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)(2.4%)
--------------------------------------------------------------------------------
Banque Nationale de Paris-NY
 7.20%, 1/15/2007                                    1,500                1,468
Banque Paribas NY
 6.95%, 7/22/2013                                    2,000                1,834
Inter-American Dev. Bank
 8.875%, 6/1/2009                                    3,045                3,448
KFW International Finance, Inc.
 7.20%, 3/15/2014                                    2,000                1,997
Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                                1,000                  996
Southern Investments UK PLC
 6.80%, 12/1/2006                                    1,500                1,411
Zeneca Wilmington Inc.
 7.00%, 11/15/2023                                   1,000                  955
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (Cost $12,367)                                       12,109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      FACE               MARKET
                                                    AMOUNT               VALUE*
                                                     (000)                (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.0%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.0%)
U.S. Treasury Notes
 5.50%, 5/31/2003                                    2,000              $ 1,978
 5.625%, 12/31/2002                                  4,000                3,969
 6.00%, 8/15/2004                                    4,500                4,514
MORTGAGE-BACKED SECURITIES (3.0%)
Government National Mortgage Assn.
(3) 7.50%, 2/15/2029-9/15/2030                      10,000               10,036
(3) 8.00%, 9/15/2030                                 4,999                5,095
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $25,344)                                                          25,592
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account 6.50%, 10/2/2000
 (COST $10,626)                                     10,626               10,626
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
 (Cost $428,585)                                                        507,886
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      5,014
Liabilities                                                              (1,140)
                                                                    ------------
                                                                          3,874
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 30,220,471 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $511,760
================================================================================
NET ASSET VALUE PER SHARE                                                $16.93
================================================================================
*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the aggregate value of these securities was $10,414,000, representing 2.0% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $382,502               $12.66
Undistributed Net
 Investment Income                                  21,205                  .70
Accumulated Net
 Realized Gains                                     28,752                  .95
Unrealized Appreciation--Note F                     79,301                 2.62
--------------------------------------------------------------------------------
NET ASSETS                                        $511,760               $16.93
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.6%)
 Ford Motor Co.                                    122,547              $ 3,102
 Union Pacific Corp.                                33,300                1,294
 Genuine Parts Co.                                  62,350                1,189
 Norfolk Southern Corp.                             67,000                  980
 CSX Corp.                                          38,200                  833
 The Goodyear Tire & Rubber Co.                     42,700                  769
 Visteon Corp.                                       9,178                  139
                                                                    ------------
                                                                          8,306
                                                                    ------------
CONSUMER DISCRETIONARY (5.1%)
 Kimberly-Clark Corp.                               43,700                2,439
 Gillette Co.                                       78,400                2,421
 May Department Stores Co.                         112,000                2,296
 Avon Products, Inc.                                48,200                1,970
 The McGraw-Hill Cos., Inc.                         29,700                1,888
 Eastman Kodak Co.                                  32,900                1,345
 Sears, Roebuck & Co.                               37,100                1,203
 J.C. Penney Co., Inc.                              82,000                  969
 Whirlpool Corp.                                    22,600                  879
 Newell Rubbermaid, Inc.                            30,300                  691
 International Flavors &
  Fragrances, Inc.                                  25,900                  473
                                                                    ------------
                                                                         16,574
                                                                    ------------
CONSUMER STAPLES (10.9%)
 Philip Morris Cos., Inc.                          172,000                5,063
 Procter & Gamble Co.                               67,200                4,502
 PepsiCo, Inc.                                      72,400                3,330
 Anheuser-Busch Cos., Inc.                          73,200                3,097
 The Coca-Cola Co.                                  47,900                2,640
 Sara Lee Corp.                                     97,400                1,978
 The Quaker Oats Co.                                21,800                1,725
 H.J. Heinz Co.                                     43,950                1,629
 General Mills, Inc.                                44,700                1,587
 Kellogg Co.                                        60,200                1,456
 The Clorox Co.                                     36,700                1,452
 Bestfoods                                          17,300                1,259
 Albertson's, Inc.                                  55,700                1,170
 Hershey Foods Corp.                                21,200                1,147
 Campbell Soup Co.                                  38,000                  983
 ConAgra Foods, Inc.                                47,900                  961
 UST, Inc.                                          31,400                  718
 Ralston-Ralston Purina Group                       19,500                  462
                                                                    ------------
                                                                         35,159
                                                                    ------------
FINANCIAL SERVICES (19.1%)
 Bank of America Corp.                             152,450                7,985
 Bank One Corp.                                    131,440                5,077
 Marsh & McLennan Cos., Inc.                        34,350                4,560
 First Union Corp.                                 121,676                3,916
 J.P. Morgan & Co., Inc.                            23,500                3,839
 Lincoln National Corp.                             71,700                3,451
 American General Corp.                             39,700                3,097
 Washington Mutual, Inc.                            73,980                2,945
 PNC Financial Services Group                       44,000                2,860
 Mellon Financial Corp.                             57,100                2,648
 Merrill Lynch & Co., Inc.                          40,100                2,647
 FleetBoston Financial Corp.                        63,800                2,488
 St. Paul Cos., Inc.                                49,800                2,456
 The Chase Manhattan Corp.                          45,400                2,097
 U.S. Bancorp                                       82,454                1,876
 Fannie Mae                                         25,300                1,809
 Wachovia Corp.                                     31,200                1,769
 KeyCorp                                            66,800                1,691
 The Chubb Corp.                                    20,400                1,614
 SAFECO Corp.                                       48,600                1,324
 Wells Fargo Co.                                    28,800                1,323
                                                                    ------------
                                                                         61,472
                                                                    ------------
HEALTH CARE (16.0%)
 Bristol-Myers Squibb Co.                          200,400               11,448
 Merck & Co., Inc.                                 106,100                7,898
 American Home Products Corp.                      137,400                7,772
 Pharmacia Corp.                                   108,486                6,529
 Glaxo Wellcome PLC ADR                             91,200                5,512
 Eli Lilly & Co.                                    31,400                2,547
 Abbott Laboratories                                52,200                2,483
 Baxter International, Inc.                         31,000                2,474
 SmithKline Beecham PLC ADR                         28,800                1,976
 Johnson & Johnson                                  18,200                1,710
 Schering-Plough Corp.                              26,600                1,237
                                                                    ------------
                                                                         51,586
                                                                    ------------
INTEGRATED OILS (15.2%)
 Exxon Mobil Corp.                                 198,841               17,722
 BP Amoco PLC ADR                                  240,396               12,741
 Chevron Corp.                                      68,600                5,848
 Royal Dutch Petroleum Co. ADR                      96,100                5,760
 Texaco Inc.                                        77,900                4,090
 Phillips Petroleum Co.                             24,400                1,531
 USX-Marathon Group                                 35,400                1,004
 Unocal Corp.                                       10,100                  358
                                                                    ------------
                                                                         49,054
                                                                    ------------
OTHER ENERGY (1.0%)
 Schlumberger Ltd.                                  21,200                1,745
 Baker Hughes, Inc.                                 43,300                1,607
                                                                    ------------
                                                                          3,352
                                                                    ------------
MATERIALS & PROCESSING (3.4%)
 Dow Chemical Co.                                  163,200                4,070
 E.I. du Pont de Nemours & Co.                      70,841                2,935
 International Paper Co.                            76,227                2,187
 Weyerhaeuser Co.                                   44,500                1,797
                                                                    ------------
                                                                         10,989
                                                                    ------------
PRODUCER DURABLES (3.3%)
 Emerson Electric Co.                               34,900                2,338
 The Boeing Co.                                     29,300                1,846
 Caterpillar, Inc.                                  45,400                1,532
 Pitney Bowes, Inc.                                 38,300                1,510
 Lockheed Martin Corp.                              41,800                1,378

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
 Xerox Corp.                                        72,800              $ 1,097
 Deere & Co.                                        24,500                  815
                                                                    ------------
                                                                         10,516
                                                                    ------------
UTILITIES (18.5%)
  Verizon Communications                           310,408               15,035
  SBC Communications Inc.                          242,476               12,124
  AT&T Corp.                                       203,750                5,985
* Qwest Communications
   International Inc.                               99,066                4,761
  BellSouth Corp.                                  105,500                4,246
  Duke Energy Corp.                                 39,300                3,370
  Southern Co.                                      89,600                2,906
  Dominion Resources, Inc.                          45,708                2,654
  Edison International                              97,500                1,883
  TXU Corp.                                         42,215                1,673
  ScottishPower PLC ADR                             47,410                1,425
  FPL Group, Inc.                                   20,300                1,335
  American Electric Power Co., Inc.                 28,680                1,122
  Xcel Energy, Inc.                                 36,900                1,015
                                                                    ------------
                                                                         59,534
                                                                    ------------
OTHER (4.3%)
 General Electric Co.                              117,700                6,790
 Minnesota Mining &
  Manufacturing Co.                                 48,900                4,456
 Honeywell International Inc.                       44,375                1,581
 Fortune Brands, Inc.                               35,900                  951
                                                                    ------------
                                                                         13,778
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $221,246)                                                        320,320
--------------------------------------------------------------------------------

                                                      Face
                                                    Amount
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.50%, 10/2/2000
  (Cost $1,176)                                     $1,176                1,176
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $222,422)                                                       321,496
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,036
Liabilities                                                                (383)
                                                                    ------------
                                                                            653
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 15,272,757 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $322,149
================================================================================
NET ASSET VALUE PER SHARE                                                $21.09
================================================================================
*See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    Amount                  Per
                                                     (000)                Share
--------------------------------------------------------------------------------
Paid in Capital                                   $193,327               $12.66
Undistributed Net
 Investment Income                                                    8,724 .57
Accumulated Net Realized Gains                      21,024                 1.37
Unrealized Appreciation--Note F                     99,074                 6.49
--------------------------------------------------------------------------------
NET ASSETS                                        $322,149               $21.09
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
DIVERSIFIED VALUE PORTFOLIO                         SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.7%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.7%)
 Sears, Roebuck & Co.                               45,600              $ 1,478
 Waste Management, Inc.                             76,600                1,336
*Toys R Us, Inc.                                    54,900                  892
*Kmart Corp.                                        88,900                  533
*Cendant Corp.                                      19,700                  214
 Service Corp. International                        42,800                  104
 Newell Rubbermaid, Inc.                             2,100                   48
                                                                    ------------
                                                                          4,605
                                                                    ------------
CONSUMER STAPLES (4.9%)
 Philip Morris Cos., Inc.                           49,600                1,460
 Imperial Tobacco Group ADR                         47,000                  875
                                                                    ------------
                                                                          2,335
                                                                    ------------
FINANCIAL SERVICES (24.5%)
 Allstate Corp.                                     39,200                1,362
 National City Corp.                                60,000                1,328
 XL Capital Ltd. Class A                            17,100                1,257
 Washington Mutual, Inc.                            25,000                  995
 Crescent Real Estate, Inc. REIT                    40,800                  910
 Citigroup, Inc.                                    16,000                  865
 The Chase Manhattan Corp.                          17,850                  824
 The CIT Group, Inc.                                42,900                  751
 Bank of America Corp.                              13,400                  702
 First Union Corp.                                  20,500                  660
*John Hancock Financial
  Services, Inc.                                    22,900                  615
 Aon Corp.                                          13,600                  534
 Bank One Corp.                                     12,800                  494
 PNC Financial Services Group                        4,700                  306
                                                                    ------------
                                                                         11,603
                                                                    ------------
HEALTH CARE (3.6%)
*Watson Pharmaceuticals, Inc.                       14,300                  928
 Bristol-Myers Squibb Co.                           14,000                  800
                                                                    ------------
                                                                          1,728
                                                                    ------------
INTEGRATED OILS (9.3%)
 Phillips Petroleum Co.                             24,000                1,506
 BP Amoco PLC ADR                                   27,712                1,469
 Occidental Petroleum Corp.                         65,400                1,427
                                                                    ------------
                                                                          4,402
                                                                    ------------
OTHER ENERGY (13.0%)
 Baker Hughes, Inc.                                 43,200                1,604
 Halliburton Co.                                    27,500                1,346
 Schlumberger Ltd.                                  15,600                1,284
 Williams Cos., Inc.                                17,100                  722
*Global Marine, Inc.                                20,000                  618
 Transocean Sedco Forex Inc.                        10,020                  587
                                                                    ------------
                                                                          6,161
                                                                    ------------
MATERIALS & PROCESSING (4.6%)
 Fort James Corp.                                   27,300                  834
 Lyondell Chemical Co.                              55,000                  650
 Crompton Corp.                                     47,384                  373
 Millennium Chemicals, Inc.                         21,700                  321
                                                                    ------------
                                                                          2,178
                                                                    ------------
PRODUCER DURABLES (1.7%)
 Emerson Electric Co.                               12,000                  804

UTILITIES (17.6%)
 Entergy Corp.                                      45,000                1,676
 Reliant Energy, Inc.                               32,900                1,530
 American Electric Power Co., Inc.                  37,140                1,453
 FirstEnergy Corp.                                  40,900                1,102
 Northeast Utilities                                43,700                  948
 SBC Communications Inc.                            17,100                  855
 Verizon Communications                             15,860                  768
                                                                    ------------
                                                                          8,332
                                                                    ------------
OTHER (4.8%)
 ITT Industries, Inc.                               36,500                1,184
 Honeywell International Inc.                       30,925                1,102
                                                                    ------------
                                                                          2,286
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $45,284)                                                         44,434
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      FACE               MARKET
                                                    AMOUNT               VALUE*
                                                     (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.50%, 10/2/2000
 (COST $2,403)                                      $2,403              $ 2,403
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
 (Cost $47,687)                                                          46,837
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------
 Other Assets--Note C                                                       608
 Liabilities                                                                (35)
                                                                    ------------
                                                                            573
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 4,813,358 outstanding $.001
 par value shares of beneficial interest
(unlimited authorization)                                               $47,410
================================================================================
NET ASSET VALUE PER SHARE                                                 $9.85
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                    $51,966               $10.80
Undistributed Net
 Investment Income                                     973                  .20
Accumulated Net
Realized Losses--Note E                             (4,679)                (.97)
Unrealized Depreciation--Note F                       (850)                (.18)
--------------------------------------------------------------------------------
NET ASSETS                                         $47,410               $ 9.85
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                              SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
--------------------------------------------------------------------------------
 General Electric Co.                            1,172,208             $ 67,622
 Cisco Systems, Inc.                               840,032               46,412
*Microsoft Corp.                                   623,400               37,599
 Exxon Mobil Corp.                                 412,602               36,773
 Pfizer, Inc.                                      745,978               33,522
 Intel Corp.                                       793,812               32,993
 Citigroup, Inc.                                   532,968               28,814
*Oracle Corp.                                      333,362               26,252
 American International
  Group, Inc.                                      273,988               26,217
*EMC Corp.                                         258,216               25,596
 Wal-Mart Stores, Inc.                             528,184               25,419
 International Business
  Machines Corp.                                   208,464               23,452
*Sun Microsystems, Inc.                            188,000               21,949
 Nortel Networks Corp.                             353,824               21,075
 Merck & Co., Inc.                                 272,556               20,288
 SBC Communications Inc.                           402,846               20,142
 The Coca-Cola Co.                                 293,362               16,172
 Verizon Communications                            322,440               15,618
 Johnson & Johnson                                 164,854               15,486
 Royal Dutch Petroleum Co. ADR                     254,180               15,235
*America Online, Inc.                              272,280               14,635
 Home Depot, Inc.                                  274,235               14,552
 Bristol-Myers Squibb Co.                          233,500               13,339
 AT&T Corp.                                        444,757               13,065
 Morgan Stanley
  Dean Witter & Co.                                133,818               12,236
 Time Warner, Inc.                                 155,902               12,199
 Lucent Technologies, Inc.                         395,530               12,088
 Hewlett-Packard Co.                               118,248               11,470
 Eli Lilly & Co.                                   133,804               10,855
*JDS Uniphase Corp.                                110,400               10,454
*Viacom Inc. Class B                               178,373               10,435
 Procter & Gamble Co.                              155,044               10,388
 Tyco International Ltd.                           200,030               10,377
*WorldCom, Inc.                                    339,335               10,307
 Corning, Inc.                                      34,678               10,299
 Bank of America Corp.                             196,113               10,271
 Texas Instruments, Inc.                           204,368                9,644
 American Express Co.                              158,371                9,621
*Qwest Communications
  International Inc.                               196,720                9,455
 The Walt Disney Co.                               246,230                9,418
*Dell Computer Corp.                               305,200                9,404
 Pharmacia Corp.                                   153,470                9,237
 BellSouth Corp.                                   223,008                8,976
 Wells Fargo Co.                                   194,740                8,946
 American Home Products Corp.                      154,600                8,743
 Abbott Laboratories                               183,656                8,735
 Fannie Mae                                        119,396                8,537
*Amgen, Inc.                                       121,696                8,498
 Schering-Plough Corp.                             173,488                8,067
 Philip Morris Cos., Inc.                          268,069                7,891
 PepsiCo, Inc.                                     170,804                7,857
 Enron Corp.                                        86,718                7,599
 Medtronic, Inc.                                   141,852                7,350
 Motorola, Inc.                                    255,553                7,219
 The Chase Manhattan Corp.                         154,411                7,132
 The Boeing Co.                                    107,193                6,753
 Chevron Corp.                                      77,230                6,584
*Broadcom Corp.                                     25,900                6,313
 Merrill Lynch & Co., Inc.                          95,100                6,277
*QUALCOMM, Inc.                                     87,800                6,256
*Yahoo!, Inc.                                       64,400                5,860
 Charles Schwab Corp.                              161,400                5,730
*Applied Materials, Inc.                            95,688                5,675
 Ford Motor Co.                                    222,115                5,622
*Veritas Software Corp.                             39,400                5,595
 Compaq Computer Corp.                             201,290                5,552
 Schlumberger Ltd.                                  67,426                5,550
*Siebel Systems, Inc.                               49,000                5,454
 Bank One Corp.                                    135,968                5,252
 E.I. du Pont de Nemours & Co.                     124,155                5,145
 Automatic Data Processing, Inc.                    74,372                4,974
 The Bank of New York Co., Inc.                     87,396                 4,90
 McDonald's Corp.                                  158,386                4,781
*Network Appliance, Inc.                            36,500                4,649
 Anheuser-Busch Cos., Inc.                         107,140                4,533
 Walgreen Co.                                      119,412                4,530
 Freddie Mac                                        82,356                4,452
 Minnesota Mining &
  Manufacturing Co.                                 46,909                4,275
 Marsh & McLennan Cos., Inc.                        31,985                4,246
*NEXTEL Communications, Inc.                        89,900                4,203
 FleetBoston Financial Corp.                       106,835                4,167
 General Motors Corp.                               63,374                4,119
*Clear Channel
  Communications, Inc.                              69,310                3,916
 MBNA Corp.                                        100,910                3,885
 United Technologies Corp.                          55,727                3,859
 Gillette Co.                                      123,756                3,821
*Sprint PCS                                        108,512                3,805
*Comcast Corp.-Special Class A                      91,489                3,745
 First Union Corp.                                 116,164                3,739
 Duke Energy Corp.                                  43,573                3,736
 Kimberly-Clark Corp.                               65,288                3,644
*AES Corp.                                          52,700                3,610
*Palm, Inc.                                         66,891                3,541
*Analog Devices, Inc.                               41,900                3,459
 Texaco Inc.                                        65,400                3,434
 Emerson Electric Co.                               50,580                3,389
 Honeywell International Inc.                       94,567                3,369
 Associates First Capital Corp.                     86,456                3,285
 Unilever NV ADR                                    67,749                3,269
*Xilinx, Inc.                                       38,100                3,262
*Solectron Corp.                                    70,700                3,261

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                              SHARES                (000)
--------------------------------------------------------------------------------
*Global Crossing Ltd.                              104,550             $  3,241
 Colgate-Palmolive Co.                              68,336                3,225
 Household International, Inc.                      56,060                3,174
 J.P. Morgan & Co., Inc.                            18,943                3,095
*Seagate Technology Inc.                            44,500                3,071
 Allstate Corp.                                     88,216                3,065
 Sprint Corp.                                      103,926                3,046
*Micron Technology, Inc.                            65,794                3,027
 The Seagram Co. Ltd.                               51,819                2,976
 Fifth Third Bancorp                                55,015                2,964
 PE Corp.-PE Biosystems Group                       24,732                2,881
 Cardinal Health, Inc.                              32,580                2,873
 Target Corp.                                      108,032                2,768
 Baxter International, Inc.                         34,421                2,747
*Safeway, Inc.                                      58,800                2,745
 Mellon Financial Corp.                             58,220                2,700
*Maxim Integrated Products, Inc.                    33,500                2,695
*Agilent Technologies, Inc.                         53,664                2,626
 Alcoa Inc.                                        102,376                2,591
 Washington Mutual, Inc.                            65,027                2,589
 Halliburton Co.                                    52,591                2,574
 Firstar Corp.                                     114,969                2,572
*Guidant Corp.                                      36,300                2,566
 Southern Co.                                       76,825                2,492
 State Street Corp.                                 19,100                2,483
 HCA-The Healthcare Co.                             66,057                2,452
 Linear Technology Corp.                            36,900                2,389
 Bestfoods                                          32,598                2,371
 Northern Trust Corp.                               26,408                2,347
 Paychex, Inc.                                      44,125                2,317
*Tellabs, Inc.                                      48,492                2,315
 American General Corp.                             29,411                2,294
 Electronic Data Systems Corp.                      55,200                2,291
*Altera Corp.                                       47,100                2,249
*The Kroger Co.                                     99,004                2,234
 PNC Financial Services Group                       34,357                2,233
*Kohl's Corp.                                       38,600                2,227
 Williams Cos., Inc.                                52,329                2,211
 Adobe Systems, Inc.                                14,200                2,204
*ADC Telecommunications, Inc.                       80,400                2,162
 Providian Financial Corp.                          16,912                2,148
 CVS Corp.                                          46,204                2,140
 Lehman Brothers Holdings, Inc.                     14,300                2,113
 Sara Lee Corp.                                    103,108                2,094
 The Gap, Inc.                                     101,079                2,034
 Lowe's Cos., Inc.                                  45,278                2,032
 U.S. Bancorp                                       89,042                2,026
 AFLAC, Inc.                                        31,500                2,018
 CIGNA Corp.                                        19,267                2,011
 Dow Chemical Co.                                   80,231                2,001
 Conoco Inc. Class B                                74,096                1,996
 Illinois Tool Works, Inc.                          35,693                1,994
*Comverse Technology, Inc.                          18,100                1,955
 ALLTEL Corp.                                       37,296                1,946
*MedImmune Inc.                                     24,800                1,916
 First Data Corp.                                   48,964                1,913
 Anadarko Petroleum Corp.                           28,766                1,912
 UnitedHealth Group Inc.                            19,288                1,905
 Phillips Petroleum Co.                             30,109                1,889
 Coastal Corp.                                      25,426                1,885
 The Hartford Financial
  Services Group Inc.                               25,476                1,858
*Costco Wholesale Corp.                             52,836                1,846
 Sysco Corp.                                        39,480                1,828
 SunTrust Banks, Inc.                               35,818                1,784
*Gateway, Inc.                                      38,100                1,781
 Carnival Corp.                                     71,600                1,763
 Computer Associates
  International, Inc.                               69,700                1,756
 Harley-Davidson, Inc.                              36,000                1,724
 El Paso Energy Corp.                               27,366                1,686
 Lockheed Martin Corp.                              50,896                1,678
 Gannett Co., Inc.                                  31,492                1,669
*Sanmina Corp.                                      17,580                1,646
 International Paper Co.                            57,331                1,645
 Dominion Resources, Inc.                           28,242                1,640
 The Chubb Corp.                                    20,718                1,639
 Reliant Energy, Inc.                               35,086                1,632
 Capital One Financial Corp.                        23,100                1,618
 National City Corp.                                71,956                1,592
 Tribune Co.                                        36,454                1,590
 H.J. Heinz Co.                                     41,611                1,542
*Best Buy Co., Inc.                                 24,200                1,540
 Omnicom Group Inc.                                 21,100                1,539
*FedEx Corp.                                        34,288                1,520
 Eastman Kodak Co.                                  36,706                1,500
 General Dynamics Corp.                             23,760                1,492
 American Electric Power Co., Inc.                  38,135                1,492
*Computer Sciences Corp.                            19,864                1,475
*Mercury Interactive Corp.                           9,400                1,473
 The McGraw-Hill Cos., Inc.                         22,968                1,460
 Transocean Sedco Forex Inc.                        24,900                1,460
 Baker Hughes, Inc.                                 39,126                1,452
 RadioShack Corp.                                   22,188                1,434
 Southwest Airlines Co.                             58,784                1,426
 BB&T Corp.                                         46,446                1,399
 Caterpillar, Inc.                                  41,366                1,396
 FPL Group, Inc.                                    21,046                1,384
 Wachovia Corp.                                     23,949                1,358
 Sears, Roebuck & Co.                               41,807                1,355
 Tenet Healthcare Corp.                             36,997                1,346
 KeyCorp                                            51,516                1,304
 Allergan, Inc.                                     15,336                1,295
 NIKE, Inc. Class B                                 32,280                1,293
 Campbell Soup Co.                                  49,974                1,293
 Franklin Resources Corp.                           28,900                1,284
 Waste Management, Inc.                             73,561                1,283
 Molex, Inc.                                        23,350                1,271

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                              SHARES                (000)
--------------------------------------------------------------------------------
 ConAgra Foods, Inc.                                63,102              $ 1,266
 TXU Corp.                                          31,374                1,243
 St. Paul Cos., Inc.                                25,096                1,238
 The Quaker Oats Co.                                15,559                1,231
 PECO Energy Corp.                                  20,185                1,222
 General Mills, Inc.                                34,434                1,222
 Interpublic Group of Cos., Inc.                    35,698                1,216
 Pitney Bowes, Inc.                                 30,654                1,209
 Scientific-Atlanta, Inc.                           18,890                1,202
 Xerox Corp.                                        78,994                1,190
 Unicom Corp.                                       21,154                1,189
*ALZA Corp.                                         13,709                1,186
 Aon Corp.                                          30,200                1,185
 PaineWebber Group, Inc.                            17,300                1,179
 Kellogg Co.                                        47,958                1,160
*Stilwell Financial, Inc.                           26,400                1,148
 Avon Products, Inc.                                28,088                1,148
 Public Service Enterprise
  Group, Inc.                                       25,668                1,147
 Union Pacific Corp.                                29,298                1,139
 Dover Corp.                                        24,060                1,129
 The Limited, Inc.                                  51,084                1,127
 Nabisco Group Holdings Corp.                       38,800                1,106
 PG&E Corp.                                         45,705                1,105
 The Clorox Co.                                     27,926                1,105
 Weyerhaeuser Co.                                   27,314                1,103
 Xcel Energy, Inc.                                  39,953                1,099
 Lincoln National Corp.                             22,674                1,091
 Burlington Northern
  Santa Fe Corp.                                    50,598                1,091
*Conexant Systems, Inc.                             25,800                1,080
 Comerica, Inc.                                     18,450                1,078
*Biogen, Inc.                                       17,500                1,067
*LSI Logic Corp.                                    36,300                1,062
 Albertson's, Inc.                                  50,156                1,053
 USX-Marathon Group                                 37,019                1,050
 Marriott International, Inc. Class A               28,506                1,039
 Unocal Corp.                                       28,899                1,024
 McKesson HBOC, Inc.                                33,503                1,024
 Entergy Corp.                                      27,350                1,019
 Wrigley, (Wm.) Jr. Co.                             13,529                1,013
 Delphi Automotive Systems Corp.                    66,660                1,008
 Golden West Financial Corp.                        18,778                1,007
 Masco Corp.                                        53,358                  994
*Apple Computer, Inc.                               38,592                  994
 Air Products & Chemicals, Inc.                     27,206                  979
 Loews Corp.                                        11,700                  975
 Aetna Inc.                                         16,775                  974
 Raytheon Co. Class B                               33,660                  957
 Occidental Petroleum Corp.                         43,869                  957
 Burlington Resources, Inc.                         25,611                  943
*Cendant Corp.                                      85,672                  932
 Deere & Co.                                        27,738                  922
*PeopleSoft, Inc.                                   32,700                  914
*KLA-Tencor Corp.                                   22,000                  906
 Devon Energy Corp.                                 15,024                  904
 USA Education Inc.                                 18,500                  891
 Hershey Foods Corp.                                16,290                  882
 Constellation Energy Group                         17,651                  878
*Starbucks Corp.                                    21,800                  873
 Ralston-Ralston Purina Group                       36,392                  862
*Advanced Micro Devices, Inc.                       36,332                  858
 Consolidated Edison Inc.                           25,055                  855
 Apache Corp.                                       14,400                  851
*National Semiconductor Corp.                       20,854                  839
 Danaher Corp.                                      16,800                  836
 MBIA, Inc.                                         11,700                  832
 Bear Stearns Co., Inc.                             13,107                  826
 Jefferson-Pilot Corp.                              12,157                  825
 PPG Industries, Inc.                               20,725                  823
 May Department Stores Co.                          39,604                  812
*Staples, Inc.                                      57,200                  812
*Bed Bath & Beyond, Inc.                            33,200                  810
 TJX Cos., Inc.                                     35,644                  802
 Coca-Cola Enterprises, Inc.                        50,000                  797
 New York Times Co. Class A                         20,164                  793
*Boston Scientific Corp.                            48,184                  792
 Becton, Dickinson & Co.                            29,920                  791
 Textron, Inc.                                      17,120                  790
 CP&L, Inc.                                         18,875                  787
 UnumProvident Corp.                                28,523                  777
 MGIC Investment Corp.                              12,500                  764
 Edison International                               39,294                  759
 Rohm & Haas Co.                                    25,901                  753
*Watson Pharmaceuticals, Inc.                       11,600                  753
 Northrop Grumman Corp.                             8,262                   751
 Alcan Aluminium Ltd.                               25,912                  750
 Fort James Corp.                                   24,341                  744
 FirstEnergy Corp.                                  27,373                  737
 Biomet, Inc.                                       21,029                  736
 Kerr-McGee Corp.                                   11,105                  736
 IMS Health, Inc.                                   35,168                  730
 Newell Rubbermaid, Inc.                            31,674                  723
 Amerada Hess Corp.                                 10,778                  721
*Teradyne, Inc.                                     20,600                  721
 Summit Bancorp                                     20,800                  718
*Novellus Systems, Inc.                             15,400                  717
 Barrick Gold Corp.                                 47,001                  717
 PPL Corp.                                          17,091                  714
 Synovus Financial Corp.                            33,650                  713
 Progressive Corp. of Ohio                           8,700                  712
*Wellpoint Health Networks
  Inc. Class A                                       7,400                  710
*Convergys Corp.                                    18,100                  704
 Praxair, Inc.                                      18,621                  696
 Columbia Energy Group                               9,609                  682
 Ameren Corp.                                       16,255                  681
 T. Rowe Price                                      14,400                  676

 Rockwell International Corp.                       22,309                  675
 Cincinnati Financial Corp.                         19,000                  674
 Tiffany & Co.                                      17,300                  667
 Norfolk Southern Corp.                             45,289                  662
 Dun & Bradstreet Corp.                             19,134                  659
*Federated Department Stores, Inc.                  25,200                  658
 Dollar General Corp.                               39,250                  657
 Ingersoll-Rand Co.                                 19,300                  654
 Archer-Daniels-Midland Co.                         75,448                  651
 DTE Energy Co.                                     16,886                  646
 Delta Air Lines, Inc.                              14,542                  645
 Charter One Financial                              26,040                  635
*Cabletron Systems, Inc.                            21,586                  634
 KeySpan Corp.                                      15,800                  634
 Dow Jones & Co., Inc.                              10,431                  631
 Cinergy Corp.                                      18,873                  624
 SouthTrust Corp.                                   19,800                  622
 Avery Dennison Corp.                               13,410                  622
 Florida Progress Corp.                             11,700                  619
*Comcast Corp. Class A                              14,931                  608
 Union Carbide Corp.                                16,018                  605
 PerkinElmer, Inc.                                   5,793                  605
 TRW, Inc.                                          14,686                  597
 Regions Financial Corp.                            26,100                  592
 AmSouth Bancorp                                    46,642                  583
*AMR Corp.                                          17,686                  578
*Lexmark International, Inc.                        15,400                  578
*Sapient Corp.                                      14,000                  570
 Mattel, Inc.                                       50,742                  568
 CSX Corp.                                          26,008                  567
 Circuit City Stores, Inc.                          24,224                  557
*BMC Software, Inc.                                 28,983                  554
 Ecolab, Inc.                                       15,226                  549
 The CIT Group, Inc.                                31,100                  544
 Johnson Controls, Inc.                             10,136                  539
 Eaton Corp.                                         8,700                  536
 Union Planters Corp.                               16,200                  536
*Thermo Electron Corp.                              20,600                  536
*Tricon Global Restaurants, Inc.                    17,430                  534
 Tosco Corp.                                        17,100                  533
 Pinnacle West Capital Corp.                        10,100                  514
 Countrywide Credit Industries, Inc.                13,500                  510
*St. Jude Medical, Inc.                              9,988                  509
 Harcourt General, Inc.                              8,585                  507
 Sempra Energy                                      24,159                  503
 Hilton Hotels Corp.                                43,457                  502
 Fortune Brands, Inc.                               18,839                  499
 Vulcan Materials Co.                               12,000                  482
*Ceridian Corp.                                     17,080                  479
 The BFGoodrich Co.                                 12,158                  476
 Old Kent Financial Corp.                           16,330                  473
 Georgia Pacific Group                              20,064                  472
 Knight Ridder                                       9,236                  469
 GPU, Inc.                                          14,292                  464
 CenturyTel, Inc.                                   16,650                  454
*Sealed Air Corp.                                    9,945                  450
 Brown-Forman Corp. Class B                          8,199                  449
 Equifax, Inc.                                      16,600                  447
 Parker Hannifin Corp.                              13,242                  447
 Sabre Holdings Corp.                               15,403                  446
*Citrix Systems, Inc.                               22,100                  443
 Tektronix, Inc.                                     5,752                  442
*American Power Conversion Corp.                    22,900                  439
 UST, Inc.                                          19,193                  439
 H & R Block, Inc.                                  11,668                  432
*NCR Corp.                                          11,400                  431
 Huntington Bancshares Inc.                         29,051                  427
 Young & Rubicam Inc.                                8,600                  426
 Torchmark Corp.                                    15,194                  423
*Unisys Corp.                                       37,305                  420
*Toys R Us, Inc.                                    25,718                  418
 Sherwin-Williams Co.                               19,524                  417
 SAFECO Corp.                                       15,280                  416
*Harrah's Entertainment, Inc.                       14,557                  400
 Genuine Parts Co.                                  20,769                  396
*Novell, Inc.                                       39,445                  392
 Dana Corp.                                         18,226                  392
 Phelps Dodge Corp.                                  9,359                  391
 Cooper Industries, Inc.                            11,084                  391
 Willamette Industries, Inc.                        13,274                  372
*HEALTHSOUTH Corp.                                  45,727                  372
 Leggett & Platt, Inc.                              23,400                  370
 J.C. Penney Co., Inc.                              31,056                  367
 Placer Dome, Inc.                                  38,588                  364
*AutoZone Inc.                                      16,000                  363
 Mallinckrodt, Inc.                                  7,910                  361
*Parametric Technology Corp.                        32,900                  360
*Compuware Corp.                                    42,900                  359
 R.R. Donnelley & Sons Co.                          14,427                  354
 CMS Energy Corp.                                   13,000                  350
 Black & Decker Corp.                               10,212                  349
*Inco Ltd.                                          21,507                  347
*Kmart Corp.                                        57,453                  345
 Whirlpool Corp.                                     8,790                  342
 Newmont Mining Corp.                               19,955                  339
 The Goodyear Tire & Rubber Co.                     18,749                  337
 ITT Industries, Inc.                               10,388                  337
 Eastman Chemical Co.                                9,094                  336
 PACCAR, Inc.                                        9,060                  336
 VF Corp.                                           13,560                  335
 Sigma-Aldrich Corp.                                10,038                  331
*Rowan Cos., Inc.                                   11,231                  326
*Niagara Mohawk Holdings Inc.                       20,462                  322
 Westvaco Corp.                                     11,940                  319
 Nucor Corp.                                        10,069                  303
 Darden Restaurants Inc.                            14,467                  301
 Pall Corp.                                         14,856                  296
 Conseco Inc.                                       38,538                  294

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                              SHARES                (000)
--------------------------------------------------------------------------------
 W.W. Grainger, Inc.                                11,160                $ 294
*Office Depot, Inc.                                 37,300                  291
 Maytag Corp.                                        9,278                  288
 The Mead Corp.                                     12,216                  286
 Ashland, Inc.                                       8,426                  284
 Sunoco, Inc.                                       10,505                  283
 Fluor Corp.                                         9,142                  274
 Adolph Coors Co. Class B                            4,305                  272
 Wendy's International, Inc.                        13,341                  268
 Millipore Corp.                                     5,365                  260
 C.R. Bard, Inc.                                     6,083                  257
 Nordstrom, Inc.                                    16,086                  250
*Andrew Corp.                                        9,511                  249
 Liz Claiborne, Inc.                                 6,424                  247
*Adaptec, Inc.                                      12,300                  246
 Bausch & Lomb, Inc.                                 6,316                  246
 Engelhard Corp.                                    15,033                  244
 The Stanley Works                                  10,570                  244
 Winn-Dixie Stores, Inc.                            16,926                  243
*FMC Corp.                                           3,594                  241
 Hasbro, Inc.                                       20,800                  238
*US Airways Group, Inc.                              7,801                  237
 Temple-Inland Inc.                                  6,201                  235
 SuperValu Inc.                                     15,476                  233
 Visteon Corp.                                      15,298                  231
*Pactiv Corp.                                       20,261                  227
 Centex Corp.                                        6,914                  222
*Quintiles Transnational Corp.                      13,900                  222
 International Flavors &
  Fragrances, Inc.                                  12,107                  221
*Navistar International Corp.                        7,235                  217
*Humana, Inc.                                       19,500                  210
*Allied Waste Industries, Inc.                      22,300                  205
 Bemis Co., Inc.                                     6,277                  202
 Eastern Enterprises                                 3,113                  199
 NICOR, Inc.                                         5,489                  199
*Manor Care, Inc.                                   12,526                  197
 Alberto-Culver Co. Class B                          6,802                  196
 Brunswick Corp.                                    10,602                  193
 Great Lakes Chemical Corp.                          6,425                  188
 Raytheon Co. Class A                                6,777                  186
 Boise Cascade Corp.                                 6,936                  184
 Hercules, Inc.                                     12,778                  180
 Deluxe Corp.                                        8,749                  178
 Allegheny Technologies Inc.                         9,766                  177
*Consolidated Stores, Inc.                          12,928                  175
 Autodesk, Inc.                                      6,860                  174
 Meredith Corp.                                      5,822                  172
 Snap-On Inc.                                        7,078                  167
 Crown Cork & Seal Co., Inc.                        15,580                  166
 Pulte Corp.                                         4,978                  164
 Homestake Mining Co.                               31,267                  162
 USX-U.S. Steel Group                               10,578                  161
 Crane Co.                                           6,998                  160
*Owens-Illinois, Inc.                               17,250                  160
*Freeport-McMoRan Copper &
  Gold Inc. Class B                                 17,700                  156
 Kaufman & Broad Home Corp.                          5,565                  150
 Cummins Engine Co., Inc.                            4,999                  150
 Peoples Energy Corp.                                4,285                  143
 ONEOK, Inc.                                         3,545                  141
*Reebok International Ltd.                           6,886                  130
 Ryder System, Inc.                                  7,015                  129
 American Greetings Corp. Class A                    7,378                  129
 Tupperware Corp.                                    7,029                  127
*Viacom Inc. Class A                                 2,112                  124
 Dillard's Inc.                                     11,406                  121
 Thomas & Betts Corp.                                6,702                  117
 Ball Corp.                                          3,646                  115
 Louisiana-Pacific Corp.                            12,382                  114
 Potlatch Corp.                                      3,457                  109
 National Service Industries, Inc.                   5,063                   99
 Briggs & Stratton Corp.                             2,591                   98
 Worthington Industries, Inc.                       10,386                   97
 The Timken Co.                                      7,030                   96
 Longs Drug Stores, Inc.                             4,920                   94
 Cooper Tire & Rubber Co.                            9,148                   92
 McDermott International, Inc.                       7,471                   82
 Polaroid Corp.                                      5,153                   69
 Russell Corp.                                       3,814                   61
*W.R. Grace & Co.                                    8,492                   58
 Armstrong Holdings, Inc.                            4,801                   57
 Springs Industries Inc. Class A                     2,003                   56
*Bethlehem Steel Corp.                              14,863                   45
*Freeport-McMoRan Copper &
  Gold, Inc. Class A                                 1,600                   13
*SYNAVANT Inc.                                       1,058                    7
 Owens Corning                                       1,253                    3
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $782,415)                                                      1,495,324
--------------------------------------------------------------------------------

                                                      Face
                                                    Amount
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 6.52%, 10/26/2000                              $ 1,000                  996
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.50%, 10/2/2000                                   10,859               10,859
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $11,855)                                                          11,855
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost $794,270)                                                      1,507,179
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                                    $ 2,483
Liabilities                                                              (2,708)
--------------------------------------------------------------------------------
                                                                           (225)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 40,039,514 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $1,506,954
================================================================================

NET ASSET VALUE PER SHARE                                                $37.64
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                  $ 765,684               $19.12
Undistributed Net
 Investment Income                                  14,623                  .37
Accumulated Net
 Realized Gains                                     13,907                  .35
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                             712,909                17.81
 Futures Contracts                                    (169)                (.01)
--------------------------------------------------------------------------------
NET ASSETS                                      $1,506,954               $37.64
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS                                       (99.3%)                  (1)
--------------------------------------------------------------------------------
 Dynegy, Inc.                                       60,780              $ 3,464
*Vitesse Semiconductor Corp.                        35,200                3,131
*Calpine Corp.                                      27,000                2,818
*Millennium Pharmaceuticals, Inc.                   18,400                2,688
*Rational Software Corp.                            36,560                2,536
*Intuit, Inc.                                       39,850                2,271
*Waters Corp.                                       25,100                2,234
*Jabil Circuit, Inc.                                37,300                2,117
 Forest Laboratories, Inc.                          17,100                1,961
*Integrated Device Technology Inc.                  20,410                1,847
*Sepracor Inc.                                      14,320                1,757
 Stryker Corp.                                      38,320                1,645
*Chiron Corp.                                       35,870                1,614
*QLogic Corp.                                       17,600                1,549
*IDEC Pharmaceuticals Corp.                          8,800                1,543
*Univision Communications Inc.                      40,500                1,514
*Nabors Industries, Inc.                            28,685                1,503
*Concord EFS, Inc.                                  41,720                1,482
*Fiserv, Inc.                                       24,200                1,449
*DST Systems, Inc.                                  12,300                1,445
*IVAX Corp.                                         31,135                1,432
 Cintas Corp.                                       32,840                1,431
*Atmel Corp.                                        90,400                1,373
*3Com Corp.                                         70,100                1,345
*Noble Drilling Corp.                               26,150                1,314
 Telephone & Data Systems, Inc.                     11,770                1,303
*Electronic Arts Inc.                               25,540                1,261
*Cadence Design Systems, Inc.                       48,290                1,240
*Robert Half International, Inc.                    35,120                1,218
*CDW Computer Centers, Inc.                         17,100                1,180
*SCI Systems, Inc.                                  28,420                1,165
*Genzyme Corp.                                      16,890                1,152
*MiniMed, Inc.                                      12,600                1,126
*SunGard Data Systems, Inc.                         25,860                1,107
*Micrel, Inc.                                       16,500                1,106
*BroadWing Inc.                                     42,300                1,081
*Global Marine, Inc.                                34,410                1,062
 ENSCO International, Inc.                          27,120                1,037
*NVIDIA Corp.                                       12,600                1,032
*Quest Diagnostics, Inc.                             8,900                1,021
 Marshall & Ilsley Corp.                            20,370                1,021
*TranSwitch Corp.                                   16,000                1,020
 AMBAC Financial Group Inc.                         13,670                1,001
*Gilead Sciences, Inc.                               9,100                  998
*BJ Services Co.                                    16,300                  996
*Health Management
  Associates Class A                                47,570                  990
*Cypress Semiconductor Corp.                        23,650                  983
 Washington Post Co. Class B                        1,850                   977
 Symbol Technologies, Inc.                          26,963                  969
*E*TRADE Group, Inc.                                58,755                  966
*Polycom, Inc.                                      13,900                  931
 Kinder Morgan, Inc.                                22,460                  919
*Weatherford International, Inc.                    21,270                  915
*Park Place Entertainment                           59,100                  894
 Zions Bancorp                                      17,060                  872
*SPX Corp.                                           6,140                  872
*Dollar Tree Stores, Inc.                           21,075                  855
 A.G. Edwards & Sons, Inc.                          16,140                  844
 Allegheny Energy, Inc.                             21,750                  830
*Vishay Intertechnology, Inc.                       27,005                  830
*Macromedia, Inc.                                   10,200                  824
*Smith International, Inc.                           9,830                  802
 National Community Bancorp                         40,013                  798
 DPL Inc.                                           25,880                  770
*Microchip Technology, Inc.                         23,258                  769
*Cooper Cameron Corp.                               10,400                  766
 North Fork Bancorp, Inc.                           34,170                  739
 SEI Corp.                                          10,400                  736
 Reader's Digest Assn., Inc. Class A                20,700                  731
 TECO Energy, Inc.                                  24,650                  709
 Legg Mason Inc.                                    12,000                  698
 Montana Power Co.                                  20,820                  695
*Wind River Systems Inc.                            14,200                  681
 Allmerica Financial Corp.                          10,400                  665
 Mylan Laboratories, Inc.                           24,520                  661
*Arrow Electronics, Inc.                            19,150                  652
 Family Dollar Stores, Inc.                         33,600                  647
 R.J. Reynolds
  Tobacco Holdings, Inc.                            20,000                  645
 SCANA Corp.                                        20,608                  636
 First Security Corp.                               38,780                  633
 Northeast Utilities                                29,140                  632
 LG&E Energy Corp.                                  25,530                  624
*Jones Apparel Group, Inc.                          23,246                  616
*CheckFree Corp.                                    14,700                  616
*International Rectifier Corp.                      12,100                  612
*Network Associates, Inc.                           27,030                  612
*American Standard Cos., Inc.                       13,680                  608
*Hispanic Broadcasting Corp.                        21,300                  594
 TCF Financial Corp.                                15,760                  593
 Green Point Financial Corp.                        19,940                  591
*Apollo Group, Inc. Class A                         14,750                  588
 The PMI Group Inc.                                  8,645                  586
 Energy East Corp.                                  25,700                  581
 NiSource, Inc.                                     23,800                  580
 Comdisco, Inc.                                     29,980                  571
 Murphy Oil Corp.                                    8,800                  570
*Chris-Craft Industries, Inc.                        6,883                  567
 Potomac Electric Power Co.                         22,310                  562
*TriQuint Semiconductor, Inc.                       15,300                  557
 Old Republic International Corp.                   23,000                  553
*Silicon Valley Bancshares                           9,500                  553
 Hillenbrand Industries, Inc.                       12,340                  552
*Semtech Corp.                                      12,800                  552
*Acxiom Corp.                                       17,300                  549

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
*Express Scripts                                     7,400                $ 535
*Synopsys, Inc.                                     14,040                  532
 American Water Works Co., Inc.                     19,290                  532
*Symantec Corp.                                     12,010                  528
*Lattice Semiconductor Corp.                         9,700                  521
*Cirrus Logic                                       12,900                  520
 ICN Pharmaceuticals, Inc.                          15,640                  520
 First Tennessee National Corp.                     25,410                  519
*Incyte Genomics, Inc.                              12,500                  514
*Devry, Inc.                                        13,600                  512
 Avnet, Inc.                                        18,000                  511
 Banknorth Group, Inc.                              28,400                  508
*Oxford Health Plan                                 16,490                  507
*Ocean Energy, Inc.                                 32,820                  507
 Mercantile Bankshares Corp.                        13,790                  501
 Southdown, Inc.                                     7,020                  500
 Tidewater Inc.                                     10,930                  497
 Herman Miller, Inc.                                15,450                  495
*Sybron International Corp.                         20,610                  495
*Retek Inc.                                          9,300                  493
*BJ's Wholesale Club, Inc.                          14,340                  489
 Viad Corp.                                         18,300                  486
*Affiliated Computer
  Services, Inc. Class A                                 9                  484
 Wisconsin Energy Corp.                             24,070                  480
*International Game Technology                      14,228                  478
 Manpower Inc.                                      14,970                  478
 UtiliCorp United, Inc.                             18,240                  472
*Westwood One, Inc.                                 21,900                  469
 C.H. Robinson Worldwide, Inc.                       8,330                  469
 DQE Inc.                                           11,600                  465
*Grant Prideco, Inc.                                21,170                  464
*MarchFirst, Inc.                                   29,500                  463
 Dime Bancorp, Inc.                                 21,460                  463
*Avocent Corp.                                       8,389                  462
 Shaw Industries, Inc.                              24,950                  462
 Hormel Foods Corp.                                 27,620                  461
*Energizer Holdings, Inc.                           18,800                  461
 Compass Bancshares Inc.                            23,600                  460
*Powerwave Technologies, Inc.                       12,100                  459
 Alliant Energy Corp.                               15,550                  457
 MCN Energy Group Inc.                              17,770                  455
 Bowater Inc.                                        9,800                  455
 Beckman Coulter, Inc.                               5,820                  449
*Tech Data Corp.                                    10,460                  447
 Everest Re Group, Ltd.                              8,950                  443
 Tyson Foods, Inc.                                  44,150                  442
*Quantum Corp.-DLT &
  Storage Systems                                   29,260                  441
 Questar Corp.                                      15,810                  440
 Ultramar Diamond Shamrock Corp.                    17,070                  433
 National Fuel Gas Co.                               7,720                  433
 Fastenal Co.                                        7,420                  428
 NSTAR                                              10,600                  427
 Valero Energy Corp.                                12,120                  426
 A. H. Belo Corp. Class A                           23,030                  425
 Unitrin, Inc.                                      13,400                  425
 Puget Sound Energy Inc.                            16,730                  425
 The Timber Co.                                     15,720                  422
 Cabot Corp.                                        13,060                  414
*Outback Steakhouse                                 15,210                  413
 Sovereign Bancorp, Inc.                            44,360                  410
 International Speedway Corp.                       10,500                  410
 Noble Affiliates, Inc.                             11,030                  409
 McCormick & Co., Inc.                              13,500                  402
*Foundation Health
  Systems Class A                                   24,150                  401
*Sybase, Inc.                                       17,400                  400
 FirstMerit Corp.                                   17,400                  399
*Litton Industries, Inc.                             8,900                  398
*Mandalay Resort Group                              15,350                  393
*InFocus Corp.                                       7,400                  392
 GATX Corp.                                          9,340                  391
*Trigon Healthcare, Inc.                             7,370                  387
 Astoria Financial Corp.                            10,000                  386
 First Virginia Banks, Inc.                          9,050                  386
 Ipalco Enterprises, Inc.                           16,800                  384
 Harris Corp.                                       13,500                  384
*Brinker International, Inc.                        12,720                  383
 IBP, Inc.                                          20,820                  381
 Hibernia Corp. Class A                             31,120                  381
 Flowers Industries, Inc.                           19,500                  380
*Varco International, Inc.                          18,233                  379
*Hanover Compressor Co.                             11,500                  379
*Williams Sonoma, Inc.                              10,900                  379
*Abercrombie & Fitch Co.                            19,840                  378
 Protective Life Corp.                              12,610                  377
 Precision Castparts Corp.                           9,740                  374
 Diebold, Inc.                                      14,060                  373
*L-3 Communications Holdings, Inc.                   6,600                  373
 Harte-Hanks, Inc.                                  13,400                  365
 City National Corp.                                 9,410                  363
 Lennar Corp.                                       12,100                  359
 The MONY Group Inc.                                 9,000                  359
 DENTSPLY International Inc.                        10,180                  356
 Sonoco Products Co.                                19,620                  354
 Helmerich & Payne, Inc.                             9,800                  354
 Associated Banc-Corp.                              13,480                  354
 Martin Marietta Materials, Inc.                     9,210                  353
*Quanta Services, Inc.                              12,700                  349
 IDACORP, Inc.                                       7,410                  343
 Wilmington Trust Corp.                              6,370                  342
 OGE Energy Corp.                                   15,390                  328
 IMC Global Inc.                                    22,560                  327
*Adtran, Inc.                                        7,600                  323
 Kansas City Power & Light Co.                      12,080                  322
 Allete                                             14,500                  321
*Sawtek Inc.                                         8,300                  320

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
*VISIX Inc.                                         11,800                $ 318
*Atlas Air, Inc.                                     7,500                  317
 Bergen Brunswig Corp. Class A                      26,505                  310
*Credence Systems Corp.                             10,300                  309
 Whitman Corp.                                      26,710                  309
*First Health Group Corp.                            9,570                  309
 Conectiv, Inc.                                     17,258                  308
*Lincare Holdings, Inc.                             10,540                  302
 Reynolds & Reynolds Class A                        15,160                  301
 Waddell & Reed Financial, Inc.                      9,700                  301
*Mentor Graphics Corp.                              12,720                  300
 Hubbell Inc. Class B                               11,930                  299
*CSG Systems International, Inc.                    10,300                  299
 Western Resources, Inc.                            13,600                  294
 Omnicare, Inc.                                     18,090                  292
 HON Industries, Inc.                               11,780                  290
*American Eagle Outfitters, Inc.                     9,200                  290
 Sotheby's Holdings Class A                         11,530                  287
 Roslyn Bancorp, Inc.                               12,800                  286
 Provident Financial Group, Inc.                     9,670                  284
 Webster Financial Corp.                            10,400                  280
 Sierra Pacific Resources                           15,510                  279
*Suiza Foods Corp.                                   5,490                  278
*Saks Inc.                                          27,870                  275
 Lyondell Chemical Co.                              23,250                  275
*Pioneer Natural Resources Co.                      19,310                  274
 Clayton Homes Inc.                                 27,300                  273
 Galileo International, Inc.                        17,600                  273
 Greater Bay Bancorp                                 3,900                  271
*Storage Technology Corp.                           19,900                  270
*Lear Corp.                                         13,040                  268
*ACNielson Corp.                                    11,230                  267
*Cytec Industries, Inc.                              7,980                  267
 Pacific Century Financial Corp.                    15,480                  265
 American Financial Group, Inc.                     11,370                  264
*Scholastic Corp.                                    3,280                  261
 Newport News Shipbuilding Inc.                      5,990                  260
 Teleflex Inc.                                       7,510                  258
 Pentair, Inc.                                       9,520                  255
*Edwards Lifesciences Corp.                         11,500                  251
*Payless ShoeSource, Inc.                            4,426                  248
*CommScope, Inc.                                    10,100                  247
 Washington Gas Light Corp.                          9,200                  247
 Vectren Corp.                                      12,128                  246
 Carlisle Co., Inc.                                  5,930                  246
*Barnes & Noble, Inc.                               12,460                  245
 Lee Enterprises, Inc.                               8,490                  245
*Investment Technology Group, Inc.                   6,100                  244
*Six Flags, Inc.                                    15,500                  240
*Pacificare Health Systems, Inc.                     6,900                  240
 Solutia, Inc.                                      21,040                  239
*Keane, Inc.                                        13,680                  238
 Houghton Mifflin Co.                                6,030                  237
 Ross Stores, Inc.                                  16,340                  235
*Nova Corp. (Georgia)                               13,690                  234
 WestAmerica Bancorporation                          7,000                  234
*Valassis Communications, Inc.                      10,500                  234
 Dean Foods Corp.                                    6,930                  230
*Informix Corp.                                     55,700                  230
*Legato Systems, Inc.                               17,020                  229
 Callaway Golf Co.                                  14,830                  228
*Sensormatic Electronics Corp.                      15,130                  227
*Mohawk Industries, Inc.                            10,400                  227
 HSB Group Inc.                                      5,620                  226
 Blyth, Inc.                                         9,500                  223
 Hawaiian Electric Industries Inc.                   6,350                  221
 Carter-Wallace, Inc.                                9,000                  220
*Antec Corp.                                         7,400                  218
 Dial Corp.                                         18,640                  217
 USG Corp.                                           8,600                  216
 AGL Resources Inc.                                 10,630                  213
*Borders Group, Inc.                                15,250                  213
 CNF Transportation, Inc.                            9,530                  212
 Keystone Financial, Inc.                            9,670                  210
 Cleco Corp.                                         4,450                  208
*The Neiman Marcus
  Group, Inc. Class A                                6,400                  208
 Lubrizol Corp.                                     10,510                  207
 Alexander & Baldwin, Inc.                           7,890                  205
 ArvinMeritor, Inc.                                 13,965                  205
*Jacobs Engineering Group Inc.                       5,080                  205
 AK Steel Corp.                                     21,453                  201
 Public Service Co. of New Mexico                    7,760                  201
 Donaldson Co., Inc.                                 9,030                  199
 Media General, Inc. Class A                         4,600                  198
*DSP Group Inc.                                      5,200                  194
 Valspar Corp.                                       8,400                  193
 Universal Foods Corp.                               9,460                  193
 Rayonier Inc.                                       5,310                  191
 Interstate Bakeries Corp.                          12,890                  189
 Lancaster Colony Corp.                              7,670                  188
 Minerals Technologies, Inc.                         4,040                  186
 Waddell & Reed
  Financial, Inc. Class B                            6,400                  186
 York International Corp.                            7,440                  185
 RPM Inc. (Ohio)                                    20,420                  185
*Quorum Health Group, Inc.                          14,200                  185
 Claire's Stores, Inc.                              10,160                  183
 Albemarle Corp.                                     9,020                  182
 Overseas Shipholding Group Inc.                     6,610                  181
 Nordson Corp.                                       6,360                  181
 Federal Signal Corp.                                8,900                  177
 Crompton Corp.                                     22,355                  176
*The Titan Corp.                                    10,600                  175
 Trinity Industries, Inc.                            7,480                  175
 Harsco Corp.                                        7,790                  172
 BorgWarner, Inc.                                    5,160                  171
 Kelly Services, Inc. Class A                        7,110                  168
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
 Dole Food Co.                                      11,150                $ 167
*Furniture Brands International Inc.                 9,770                  162
*Swift Transportation Co., Inc.                     12,400                  162
 Pennzoil-Quaker State Co.                          15,360                  161
 Universal Corp.                                     5,470                  161
 CBRL Group, Inc.                                   11,070                  159
*STERIS Corp.                                       13,250                  159
 Modine Manufacturing Co.                            5,630                  159
 Pittston Brink's Group                             10,228                  159
 Tecumseh Products Co. Class A                       3,730                  156
*Gartner Group, Inc. Class B                        14,000                  152
 Kennametal, Inc.                                    5,830                  150
 Superior Industries
  International, Inc.                                5,000                  150
 Bandag, Inc.                                        4,040                  145
*Apria Healthcare                                   10,270                  143
 Olin Corp.                                          8,720                  141
 AGCO Corp.                                         11,660                  138
 Kaydon Corp.                                        5,950                  137
 Church & Dwight, Inc.                               7,420                  136
*Ogden Corp.                                         9,840                  133
 Ametek Aerospace Products Inc.                      6,250                  132
 Horace Mann Educators Corp.                         8,070                  132
 Ferro Corp.                                         6,890                  131
 Ruddick Corp.                                       9,310                  129
 Granite Construction Co.                            5,300                  129
*Imation Corp.                                       6,850                  128
*Alaska Air Group, Inc.                              5,290                  127
 Bob Evans Farms, Inc.                               6,850                  127
 Black Hills Corp.                                   4,440                  124
 Carpenter Technology Corp.                          4,240                  123
 Wallace Computer Services, Inc.                     8,080                  123
*Acuson Corp.                                        5,400                  123
*Lands' End, Inc.                                    5,830                  122
 Flowserve Corp.                                     7,420                  122
 Westpoint Stevens, Inc.                             9,920                  122
 Longview Fibre Co.                                 10,070                  121
 Banta Corp.                                         4,920                  120
*Structural Dynamics Research Corp.                  7,300                  120
 Dreyer's Grand Ice Cream, Inc.                      5,500                  119
*Papa John's International, Inc.                     4,700                  118
*J. M. Smucker Co.                                   4,820                  117
*Unifi, Inc.                                        11,370                  116
*Buffets Inc.                                        8,400                  115
*UCAR International, Inc.                            9,100                  115
*GTech Holdings Corp.                                6,760                  112
*Sylvan Learning Systems, Inc.                       7,100                  105
*Transaction Systems
  Architects, Inc.                                   6,400                  104
*Wisconsin Central
  Transportation Corp.                               9,660                  102
*Modis Professional Services Inc.                   19,030                   99
*Perrigo Co.                                        14,410                   99
 P.H. Glatfelter Co.                                 8,060                   98
 Airborne Freight Corp.                              9,530                   97
 Stewart & Stevenson Services, Inc.                  5,410                   94
*Mynd Corp                                           6,900                   93
*Covance, Inc.                                      11,240                   92
 Wellman, Inc.                                       6,250                   90
 J.B. Hunt Transport Services, Inc.                  6,990                   89
 Rollins, Inc.                                       5,940                   88
*Airgas, Inc.                                       12,880                   88
*The Neiman Marcus Group,
  Inc. Class B                                       3,000                   86
*Sequa Corp. Class A                                 2,010                   85
 FINOVA Group, Inc.                                 11,710                   85
 H.B. Fuller Co.                                     2,850                   82
 The Standard Register Co.                           5,100                   82
 Arnold Industries, Inc.                             4,780                   81
*OfficeMax, Inc.                                    21,680                   77
 Ohio Casualty Corp.                                12,100                   77
 Wausau-Mosinee Paper Corp.                          9,800                   76
 Georgia Gulf Corp.                                  6,440                   74
 Federal-Mogul Corp.                                13,540                   74
*Albany International Corp.                          5,988                   72
 International Multifoods Corp.                      3,910                   68
*Stora Enso Oyj ADR                                  7,711                   64
 A. Schulman Inc.                                    5,570                   61
*NCO Group, Inc.                                     5,100                   61
 Lance, Inc.                                         5,630                   55
*Cambridge Technology Partners                      12,150                   53
*PSS World Medical, Inc.                            13,780                   50
*Magnatek                                            4,450                   47
 Cleveland-Cliffs Iron Co.                           2,020                   46
 Ryerson Tull, Inc.                                  4,740                   45
*Sykes Enterprises, Inc.                             8,300                   45
 The Warnaco Group, Inc. Class A                    10,960                   44
 Lone Star Steakhouse
  & Saloon, Inc.                                     4,630                   34
 NCH Corp.                                             960                   34
*Gartner Group, Inc. Class A                         2,600                   30
*Maxxam Inc.                                         1,180                   23
*Cabot Microelectronics Corp.                          100                    5
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $171,301)                                                       190,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.52%, 10/26/2000                               $  100               $  100
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.46%, 10/2/2000--Note G                              598                  598
 6.50%, 10/2/2000                                    1,706                1,706
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $2,404)                                                            2,404
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                       (100.6%)
 (Cost $173,705)                                                        193,282
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                             (-0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      2,232
Liabilities--Note G                                                      (3,409)
                                                                    ------------
                                                                         (1,177)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 12,832,783 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $192,105
================================================================================

NET ASSET VALUE PER SHARE                                                $14.97
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 0.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $158,147               $12.32
Undistributed Net
 Investment Income                                     941                  .07
Accumulated Net Realized Gains                      13,451                 1.05
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                              19,577                 1.53
 Futures Contracts                                     (11)                  --
--------------------------------------------------------------------------------
NET ASSETS                                        $192,105               $14.97
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH PORTFOLIO                                    SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (10.9%)
*America Online, Inc.                           $  716,800          $    38,528
 Home Depot, Inc.                                  390,900               20,742
*Amazon.com, Inc.                                  442,400               17,005
*AT&T Corp.-Liberty
  Media Class A                                    845,200               15,214
*Clear Channel
  Communications, Inc.                             237,400               13,413
*Infinity Broadcasting Corp.                       254,300                8,392
*Yahoo!, Inc.                                       90,400                8,226
 The Gap, Inc.                                     340,000                6,843
*Bed Bath & Beyond, Inc.                           279,200                6,810
 The Walt Disney Co.                               177,500                6,789
                                                                    ------------
                                                                        141,962
                                                                    ------------
CONSUMER STAPLES (4.3%)
 CVS Corp.                                         576,900               26,718
 PepsiCo, Inc.                                     437,400               20,120
 The Coca-Cola Co.                                 153,200                8,445
                                                                    ------------
                                                                         55,283
                                                                    ------------
ENERGY (0.4%)
*Calpine Corp.                                      50,100                5,229
                                                                    ------------
FINANCIAL SERVICES (5.5%)
 Charles Schwab Corp.                              613,400               21,776
 Capital One Financial Corp.                       271,000               18,987
 American Express Co.                              280,200               17,022
 State Street Corp.                                109,800               14,274
                                                                    ------------
                                                                         72,059
                                                                    ------------
HEALTH CARE (12.3%)
 Pfizer, Inc.                                    1,455,500               65,407
 American Home Products Corp.                      409,600               23,168
 Eli Lilly & Co.                                   266,800               21,644
 Pharmacia Corp.                                   287,900               17,328
 Johnson & Johnson                                 149,000               13,997
 Forest Laboratories, Inc.                          93,600               10,735
*Amgen, Inc.                                        69,700                4,867
 UnitedHealth Group Inc.                            33,400                3,298
                                                                    ------------
                                                                        160,444
                                                                    ------------
MATERIALS & PROCESSING (0.3%)
* Sealed Air Corp.                                  99,000                4,480
                                                                    ------------
PRODUCER DURABLES (3.1%)
* Applied Materials, Inc.                          455,900               27,041
 Nokia Corp. ADR                                   318,900               12,696
                                                                    ------------
                                                                         39,737
                                                                    ------------
TECHNOLOGY (50.5%)
 COMMUNICATIONS TECHNOLOGY(19.2%)
*Cisco Systems, Inc.                             1,332,200               73,604
 Nortel Networks Corp. 710,800 42,337
*Juniper Networks, Inc.                            181,500               39,737
 Corning, Inc.                                      87,000               25,839
*CIENA Corp.                                       145,400               17,857
*Redback Networks Inc.                             108,600               17,810
*Brocade Communications
  Systems, Inc.                                     60,800               14,349
*Inktomi Corp.                                     122,300               13,942
*JDS Uniphase Corp.                                 48,700                4,611

COMPUTER SERVICES SOFTWARE & SYSTEMS (9.1%)
*Oracle Corp.                                      535,100               42,139
*Veritas Software Corp.                            268,800               38,170
*BEA Systems, Inc.                                 256,100               19,944
*i2 Technologies, Inc.                              50,000                9,353
*Ariba, Inc.                                        50,800                7,278
*BroadVision, Inc.                                  87,600                2,239

COMPUTER TECHNOLOGY (11.2%)
*EMC Corp.                                         537,300               53,260
*Sun Microsystems, Inc.                            402,000               46,933
*Network Appliance, Inc.                           178,900               22,787
*Palm, Inc.                                        406,000               21,493
*Corvis Corp.                                       14,500                  885

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (8.6%)
 Texas Instruments, Inc.                           830,000               39,166
*Xilinx, Inc.                                      292,400               25,037
*Applied Micro Circuits Corp.                       75,800               15,695
*Broadcom Corp.                                     57,800               14,089
 Intel Corp.                                       326,500               13,570
*SDL, Inc.                                          15,300                4,712

ELECTRONICS--TECHNOLOGY (1.5%)
*Solectron Corp.                                   425,300               19,617

SCIENTIFIC EQUIPMENT & SUPPLIES (0.9%)
 PE Corp.-PE Biosystems Group                       95,800               11,161
                                                                    ------------
                                                                        657,614
                                                                    ------------
UTILITIES (3.2%)
*Sprint PCS                                        388,500               13,622
 Vodafone Group PLC ADR                            274,500               10,156
*Comcast Corp. Special Class A                     436,900               17,886
                                                                    ------------
                                                                         41,664
                                                                    ------------
OTHER (7.5%)
 General Electric Co.                            1,186,500               68,446
 Tyco International Ltd.                           442,500               22,955
 Illinois Tool Works, Inc.                         115,100                6,431
                                                                    ------------
                                                                         97,832
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $942,013)                                                      1,276,304
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH PORTFOLIO                                    SHARES                (000)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
--------------------------------------------------------------------------------
Sealed Air Corp. $2.00 Cvt. Pfd.
 (COST $5,280)                                 $   127,800           $    5,751
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.46%, 10/2/2000--Note G                          $ 4,860                4,860
 6.50%, 10/2/2000                                   18,069               18,069
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $22,929)                                                          22,929
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
 (COST $970,222)                                                      1,304,984
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets--Note C                                14,428
Liabilities--Note G                                                     (17,236)
                                                                    ------------
                                                                         (2,808)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 37,055,875 outstanding
 $.001 par value shares of beneficial
 interest (unlimited authorization)                                  $1,302,176
================================================================================

NET ASSET VALUE PER SHARE                                                $35.14
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                  $ 728,928               $19.67
Undistributed Net
 Investment Income                                   2,462                  .07
Accumulated Net Realized Gains                     236,024                 6.37
Unrealized Appreciation--Note F                    334,762                 9.03
--------------------------------------------------------------------------------
NET ASSETS                                      $1,302,176               $35.14
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (87.7%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.9%)
 Oshkosh Truck Corp.                                78,500              $ 3,042
 C.H. Robinson Worldwide, Inc.                      47,400                2,671
 Tidewater Inc.                                     53,000                2,412
*Heartland Express, Inc.                           118,850                2,065
 Werner Enterprises, Inc.                          102,000                1,199
 Polaris Industries, Inc.                           30,000                1,058
*Swift Transportation Co., Inc.                     62,000                  810
*M.S. Carriers, Inc.                                28,500                  445
                                                                    ------------
                                                                         13,702
                                                                    ------------
CONSUMER DISCRETIONARY (13.6%)
*Jones Apparel Group, Inc.                         214,500                5,684
*The Corporate Executive
  Board Co.                                        136,000                5,474
*ACNielson Corp.                                   175,000                4,167
*Gildan Activewear Inc.                            109,000                3,638
*Too Inc.                                          148,000                3,515
*Learning Tree International, Inc.                  71,500                3,405
 Phillips-Van Heusen Corp.                         322,500                3,326
*Insight Communications Co., Inc.                  200,000                3,175
*Genesco, Inc.                                     185,000                3,133
*Valuevision International,
  Inc. Class A                                     108,500                2,726
 Regis Corp.                                       179,000                2,685
*Linens 'n Things, Inc.                            100,000                2,550
*Nautica Enterprises, Inc.                         164,000                2,122
*Internet Pictures Corp.                           328,500                1,786
*PETsMART, Inc.                                    351,500                1,648
*BJ's Wholesale Club, Inc.                          41,500                1,416
*Wink Communications, Inc.                         112,500                1,350
 Dover Downs Entertainment, Inc.                   100,000                1,344
*Pacific Sunwear of California                      70,000                1,313
*Penn National Gaming, Inc.                         85,000                1,294
*MTR Gaming Group Inc.                             150,000                1,219
*Michaels Stores, Inc.                              28,000                1,120
*SCP Pool Corp.                                     35,000                1,037
*Key3Media Group, Inc.                              88,800                  971
*Quiksilver, Inc.                                   49,000                  943
*AnnTaylor Stores Corp.                             23,000                  884
*Zale Corp.                                         27,000                  876
*New Horizons Worldwide, Inc.                       65,000                  780
*NCO Group, Inc.                                    49,000                  582
*MP3.com, Inc.                                     114,800                  452
*Williams Sonoma, Inc.                              12,000                  417
*On Command Corp.                                   26,500                  325
                                                                    ------------
                                                                         65,357
                                                                    ------------
CONSUMER STAPLES (0.5%)
Fleming Cos., Inc.                                 185,000                2,416
                                                                    ------------
ENERGY (3.7%)
*Unit Corp.                                        250,000                3,688
*Hanover Compressor Co.                            100,800                3,320
 St. Mary Land & Exploration Co.                   125,000                2,883
*Chieftain International, Inc.                     135,000                2,793
*Core Laboratories N.V.                            109,000                2,677
*Marine Drilling Co., Inc.                          56,500                1,614
 Carbo Ceramics Inc.                                30,000                  797
                                                                    ------------
                                                                         17,772
                                                                    ------------
FINANCIAL SERVICES (13.1%)
*Concord EFS, Inc.                                 257,561                9,147
 Equity Residential Properties
  Trust REIT                                       179,500                8,616
 Sun Communities, Inc. REIT                        210,200                6,648
*Investment Technology Group, Inc.                 157,387                6,286
 Regency Realty Corp. REIT                         250,000                5,734
 Dain Rauscher Corp.                                52,000                4,836
 Manufactured Home
  Communities, Inc. REIT                           169,300                4,233
 Fidelity National Financial, Inc.                 166,400                4,118
 Jefferies Group, Inc.                             138,000                3,709
 Federal Realty Investment
  Trust REIT                                       162,000                3,098
 First Washington Realty
  Trust, Inc. REIT                                 106,700                2,707
 Saul Centers, Inc. REIT                           124,900                1,991
 Prentiss Properties Trust REIT                     45,100                1,178
 Legg Mason Inc.                                     9,500                  552
                                                                    ------------
                                                                         62,853
                                                                    ------------
HEALTH CARE (23.0%)
*Genzyme Corp.                                     140,500                9,580
*Vertex Pharmaceuticals, Inc.                      112,500                9,506
*ImmunoGen, Inc.                                   250,000                8,547
 DENTSPLY International Inc.                       200,000                6,987
*Medarex, Inc.                                      51,500                6,042
*BioChem Pharma Inc.                               271,000                5,945
 Bindly Western Industries, Inc.                   157,700                5,046
*Aradigm Corp.                                     200,000                4,588
*Cell Genesys, Inc.                                152,850                4,585
*Regeneron Pharmaceuticals, Inc.                   137,000                4,470
*Abgenix, Inc.                                      50,200                4,057
*Chiron Corp.                                       90,000                4,050
 Arrow International, Inc.                         107,000                3,892
*Mid Atlantic Medical
  Services, Inc.                                   246,000                3,721
*Tularik, Inc.                                      92,100                3,039
*Cubist Pharmaceuticals, Inc.                       51,000                2,655
*Human Genome Sciences, Inc.                        15,200                2,632
*Millennium Pharmaceuticals, Inc.                   17,264                2,522
*Acuson Corp.                                      110,000                2,502
*PE Corp.-Celera Genomics Group                     24,900                2,481
 Mentor Corp.                                      139,000                2,189
*Coventry Health Care Inc.                         142,000                2,148
*Sybron International Corp.                         84,000                2,016
*Beverly Enterprises, Inc.                         313,000                1,858
*Cardiac Science, Inc.                             175,000                1,471

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                (000)
--------------------------------------------------------------------------------
*ISIS Pharmaceuticals, Inc.                        126,000              $ 1,449
*Transkaryotic Therapies, Inc.                      27,500                1,184
*Cytyc Corp.                                        23,000                  992
*Henry Schein, Inc.                                 19,100                  381
                                                                    ------------
                                                                        110,535
                                                                    ------------
MATERIALS & PROCESSING (1.5%)
*Ag Services of America, Inc.                      185,000                3,261
 Valmont Industries, Inc.                           88,100                1,751
 Polymer Group, Inc.                               168,500                1,243
*Trex Co., Inc.                                     32,000                  970
                                                                    ------------
                                                                          7,225
                                                                    ------------
PRODUCER DURABLES (8.9%)
*Mettler-Toledo International Inc.                 185,100                8,144
*Polycom, Inc.                                      85,400                5,719
 Clayton Homes Inc.                                495,500                4,955
*Plantronics, Inc.                                 130,100                4,944
*Zygo Corp.                                         49,700                4,324
*Waters Corp.                                       46,000                4,094
*Palm Harbor Homes, Inc.                           243,953                3,354
*Adaptive Broadband Corp.                           87,000                1,696
 Lindsay Manufacturing Co.                          89,850                1,673
*MKS Instruments, Inc.                              59,500                1,629
*SpectraLink Corp.                                 123,800                1,168
*Varian Semiconductor
  Equipment Associates, Inc.                        20,000                  749
*Tut Systems, Inc.                                   3,000                  259
                                                                    ------------
                                                                         42,708
                                                                    ------------
TECHNOLOGY (20.3%)
*Acxiom Corp.                                      197,500                6,270
*Sybase, Inc.                                      268,000                6,164
*Verity, Inc.                                      164,500                5,871
*Oak Technology, Inc.                              205,500                5,626
*Macrovision Corp.                                  68,000                5,508
*Optimal Robotics Corp.                            110,000                4,428
*Maxtor Corp.                                      400,000                4,200
*Internet.com Corp.                                135,000                4,177
*Hutchinson Technology, Inc.                       197,000                4,149
*Moldflow Corp.                                    175,000                4,113
*ACT Manufacturing, Inc.                            76,000                4,009
*Western Digital Corp.                             600,000                3,525
*Styleclick, Inc.                                  367,000                3,487
*AremisSoft Corp.                                   92,000                3,450
*Sipex Corp.                                        80,000                3,365
*Avant! Corp.                                      159,500                2,911
*SeaChange International, Inc.                      68,000                2,270
*Netro Corp.                                        38,000                2,252
*Metasolv Software, Inc.                            52,000                2,126
*Quantum Corp.-Hard Disk Drive                     208,500                2,072
*Marimba, Inc.                                     151,000                1,845
*NetSpeak Corp.                                    154,000                1,742
*Silicon Image, Inc.                                62,000                1,538
*SilverStream Software, Inc.                        51,000                1,536
*iVillage Inc.                                     357,500                1,385
*BSQUARE Corp.                                      83,300                1,291
*Diversinet Corp.                                  198,000                1,163
*Saga Systems, Inc.                                110,000                1,155
*Trimble Navigation Ltd.                            49,600                1,110
*Allaire Corp.                                     124,500                1,058
*Rainbow Technologies, Inc.                         27,000                  955
*Maxwell Technologies, Inc.                         42,600                  772
*FLIR Systems, Inc.                                100,000                  600
*InVision Technologies, Inc.                       150,000                  581
*Accrue Software, Inc.                              45,000                  537
*Meade Instruments Corp.                             2,000                   40
                                                                    ------------
                                                                         97,281
                                                                    ------------
UTILITIES (0.2%)
*General Communication, Inc.                      155,600                1,113
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $373,877)                                                        420,962
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.4%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2) 6.51%, 1/31/2001                                $1,600                1,565
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.46%, 10/2/2000--Note G                            9,501                9,501
 6.50%, 10/2/2000                                   48,373               48,373
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $59,439)                                                          59,439
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
 (COST $433,316)                                                        480,401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 10,844
Liabilities--Note G                                                     (11,619)
                                                                    ------------
                                                                           (775)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 21,169,935 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $479,626
================================================================================
NET ASSET VALUE PER SHARE                                                $22.66
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.6% and 4.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $303,096               $14.32
Undistributed Net
 Investment Income                                   3,420                  .16
Accumulated Net
 Realized Gains                                    125,768                 5.94
Unrealized Appreciation--Note F
 Investment Securities                              47,085                 2.23
 Futures Contracts                                     257                  .01
--------------------------------------------------------------------------------
NET ASSETS                                        $479,626               $22.66
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
--------------------------------------------------------------------------------
BRAZIL (0.5%)
 Brasil Telecom
  Participacoes SA ADR                              20,600           $    1,200
 Embratel Participacoes SA ADR                      38,000                  704
                                                                    ------------
                                                                          1,904
                                                                    ------------
DENMARK (0.3%)
 Danske Bank A/S                                    10,000                1,270
                                                                    ------------
FINLAND (0.6%)
 Nokia Oyj                                          56,000                2,269
                                                                    ------------
FRANCE (15.2%)
 Total Fina Elf                                     84,148               12,311
 Alcatel                                           152,000                9,724
 Vivendi                                           130,000                9,659
 Suez Lyonnaise des Eaux                            45,600                7,070
 Thomson-CSF SA                                    130,000                5,477
 Canal Plus SA                                      32,000                4,792
 Aventis                                            31,507                2,341
 Bouygues SA                                        40,500                2,041
 Accor SA                                           54,000                2,004
*Vivendi Warrants Exp. 2/5/2001                     18,200                   49
                                                                    ------------
                                                                         55,468
                                                                    ------------
GERMANY (3.7%)
 Siemens AG                                         51,000                6,571
 SAP AG Pfd.                                        17,000                4,201
 E.On AG                                            46,463                2,390
 Prosieben Media AG Pfd.                             4,000                  455

                                                                    ------------
                                                                         13,617
                                                                    ------------
HONG KONG (2.8%)
*China Mobile (Hong Kong) Ltd.                     556,000                3,690
 Cheung Kong Holdings Ltd.                         140,000                1,692
 Hutchison Whampoa Ltd.                            125,400                1,665
 Swire Pacific Ltd. A Shares                       248,500                1,549
*China Unicom Ltd.                                 474,000                1,061
 Johnson Electric Holdings Ltd.                    334,000                  718
                                                                    ------------
                                                                         10,375
                                                                    ------------
IRELAND (1.7%)
*Elan Corp. PLC ADR                                 77,000                4,216
 Bank of Ireland PLC                               250,000                1,999
                                                                    -----------
                                                                          6,215
                                                                    ------------
ITALY (4.1%)
 Olivetti SpA                                    1,954,080                5,380
 Telecom Italia Mobile SpA                         648,000                5,238
 Banca di Roma SpA                               2,427,000                2,581
 Assicurazioni Generali SpA                         36,000                1,158
*Tecnost SpA                                       242,580                  734
                                                                    ------------
                                                                         15,091
                                                                    ------------
JAPAN (15.1%)
 Takeda Chemical Industries Ltd.                    72,000                4,757
 Matsushita Electric
  Industrial Co., Ltd.                             173,000                4,531
 Mabuchi Motor Co.                                  35,000                4,479
 Nippon Telegraph and
  Telephone Corp.                                      444                4,355
 Fuji Photo Film Co., Ltd.                         129,000                4,321
 Yamanouchi
  Pharmaceuticals Co., Ltd.                         84,000                4,042
 East Japan Railway Co.                                710                3,949
 Murata Manufacturing Co., Ltd.                     28,000                3,861
 Sony Corp.                                         31,000                3,144
 Ricoh Co.                                         124,000                2,255
 Nippon Television Network Corp.                     3,080                1,770
 Fujitsu Ltd.                                       74,000                1,719
 TDK Corp.                                          12,000                1,521
 Yasuda Fire & Marine
  Insurance Co.                                    285,000                1,514
 Mitsui & Co., Ltd.                                224,000                1,399
 Toho Co., Ltd.                                      8,200                1,360
 Takefuji Corp.                                     11,400                1,255
 Mitsubishi Corp.                                  139,000                1,119
 Tokio Marine & Fire Insurance Co.                  90,000                  900
 Sumitomo Electric Industries Ltd.                  52,000                  897
 Dowa Fire & Marine
  Insurance Co.                                    350,000                  871
 Hirose Electric Co., Ltd.                           5,700                  744
 Kuraray Co., Ltd.                                  36,000                  348
                                                                    ------------
                                                                         55,111
                                                                    ------------
MALAYSIA (0.5%)
 Tenaga Nasional Bhd.                              330,041                  981
 Genting Bhd.                                      227,700                  581
 Telekom Malaysia Bhd.                              77,500                  204
                                                                    ------------
                                                                          1,766
                                                                    ------------
MEXICO (1.6%)
 Telefonos de Mexico SA
  Class L ADR                                       64,900                3,452
*Grupo Televisa SA GDR                              22,900                1,321
 Cemex SA de CV ADR                                 37,504                  752
 Fomento Economico
  Mexica SA de CV                                  108,000                  420
*Cemex SA de CV ADR Warrants
  Exp. 12/13/2002                                    2,344                    4
                                                                    ------------
                                                                          5,949
                                                                    ------------
NETHERLANDS (11.9%)
 ING Groep NV                                      307,000               20,448
 Koninklijke (Royal) Philips
  Electronics NV                                   252,432               10,864
 TNT Post Group NV                                 144,000                3,348

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
 Heineken NV                                        47,000              $ 2,613
 Verenigde Nederlandse
  Uitgeversbedrijven
  Verenigd Bezit NV                                 41,000                2,062
 Getronics NV                                      195,849                1,967
*Equant NV                                          16,500                  601
 Oce NV                                             33,000                  524
*United Pan-Europe
  Communications NV                                 23,000                  450
*Versatel Telecom International NV                  15,000                  345
                                                                    ------------
                                                                         43,222
                                                                    ------------
SINGAPORE (1.3%)
 City Developments Ltd.                            367,000                1,793
 DBS Group Holdings Ltd.                           148,864                1,642
 Singapore Press Holdings Ltd.                     81,138                 1,217
                                                                    ------------
                                                                          4,652
                                                                    ------------
SOUTH KOREA (2.3%)
 Samsung Electronics Co., Ltd.                      45,617                8,263
                                                                    ------------
SPAIN (2.8%)
 Endesa SA                                         216,000                4,060
 Telefonica SA ADR                                  37,189                2,210
 Altadis SA                                        106,000                1,529
 Bankinter SA                                       30,000                1,199
*Telefonica SA BDR                                  29,165                  576
 Altadis SA (France)                                38,000                  538
                                                                    ------------
                                                                         10,112
                                                                    ------------
SWEDEN (4.5%)
 Telefonaktiebolaget LM
  Ericsson AB Class B                              427,000                6,494
 Skandia Forsakrings AB                            174,000                3,450
 Svenska Handelsbanken AB
  A Shares                                         210,000                3,379
 Investor AB                                       120,000                1,700
 Assa Abloy AB                                      71,000                1,282
                                                                    ------------
                                                                         16,305
                                                                    ------------
SWITZERLAND (5.1%)
 ABB Ltd.                                           68,500                6,658
 Novartis AG (Registered)                            2,700                4,140
 UBS AG (Registered)                                22,800                3,034
 Compagnie Financiere
  Richemont AG                                         570                1,713
 Adecco SA (Bearer)                                  2,500                1,620
 Clariant AG                                         4,400                1,268
                                                                    ------------
                                                                         18,433
                                                                    ------------
TAIWAN (1.5%)
*United Microelectronics
  Warrants Exp. 2/12/2001                        1,011,000                2,588
*Taiwan Semiconductor
  Manufacturing Warrants
  Exp. 1/29/2001                                   255,000                1,081
*Taiwan Semiconductor
  Manufacturing Warrants
  Exp. 4/19/2001                                   220,329                  941
*Asustek Computer Inc.
  Warrants Exp. 2/12/2001                           87,000                  626
*Taiwan Semiconductor
  Manufacturing Warrants
  Exp. 2/15/2001                                    75,000                  319

                                                                    ------------
                                                                          5,555
                                                                    ------------
UNITED KINGDOM (20.0%)
 Vodafone Group PLC                              2,159,000                8,060
 AstraZeneca Group PLC                             135,000                7,074
 Tesco PLC                                       1,719,000                6,316
 Standard Chartered PLC                            397,600                5,790
 Reuters Group PLC                                 242,000                4,587
 United News & Media PLC                           423,000                4,562
 Boots Co. PLC                                     591,000                4,474
 Kingfisher PLC                                    622,162                4,066
 Centrica PLC                                      934,000                3,000
 Allied Zurich PLC                                 232,000                2,638
 Rolls-Royce PLC                                   902,000                2,274
 Reckitt Benckiser PLC                             174,000                2,126
 Provident Financial PLC                           167,000                2,057
 Bass PLC                                          203,000                1,996
 Electrocomponents PLC                             166,000                1,786
 British Land Co., PLC                             271,000                1,784
 New Dixons Group PLC                              474,000                1,479
 Tomkins PLC                                       533,000                1,300
 Scottish & Newcastle PLC                          204,350                1,246
 Marconi PLC                                        81,000                1,108
 IMI PLC                                           342,000                1,057
*ARM Holdings PLC                                   75,000                  834
 Pace Micro Technology PLC                          74,000                  771
 Airtours PLC                                      203,300                  648
*Telewest Communications PLC                       269,560                  526
 Bodycote International PLC                        191,000                  477
*Kewill Systems PLC                                 24,000                  329
 Hays PLC                                           56,000                  326
 Smith & Nephew PLC                                 31,453                  137
                                                                    ------------
                                                                         72,828
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $294,495)                                                        348,405
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                             SHARES                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.46%, 10/2/2000--Note G                         $ 40,157            $  40,157
 6.50%, 10/2/2000                                   13,549               13,549
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $53,706)                                                          53,706
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.2%)
 (COST $348,201)                                                        402,111
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,477
Security Lending Collateral
 Payable to Brokers--Note G                                             (40,157)
Other Liabilities                                                        (1,734)
                                                                    ------------
                                                                        (37,414)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 21,504,957 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $364,697
================================================================================

NET ASSET VALUE PER SHARE                                                $16.96
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
BDR--Brazilian Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $277,379               $12.90
Undistributed Net
 Investment Income--Note E                           4,870                  .22
Accumulated Net
 Realized Gains--Note E                             27,949                 1.30
Unrealized Appreciation--Note F
 Investment Securities                              53,910                 2.51
 Foreign Currencies and
  Forward Currency Contracts                           589                  .03
--------------------------------------------------------------------------------
NET ASSETS                                        $364,697               $16.96
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX PORTFOLIO                                SHARES                (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.7%)
--------------------------------------------------------------------------------
 Equity Office Properties
  Trust REIT                                       109,166              $ 3,391
 Equity Residential Properties
  Trust REIT                                        46,944                2,253
 Simon Property Group, Inc. REIT                    62,390                1,462
 ProLogis Trust REIT                                59,510                1,413
 Spieker Properties, Inc. REIT                      23,900                1,376
 Archstone Communities
  Trust REIT                                        50,910                1,251
 Vornado Realty Trust REIT                          31,690                1,176
 Public Storage, Inc. REIT                          48,446                1,160
 Avalonbay Communities,
  Inc. REIT                                         24,200                1,154
 Apartment Investment &
  Management Co. Class A REIT                       24,570                1,132
 Duke Realty Investments, Inc. REIT                 46,278                1,116
 Boston Properties, Inc. REIT                       24,900                1,069
 Crescent Real Estate, Inc. REIT                    42,300                  944
 Kimco Realty Corp. REIT                            22,260                  940
 Host Marriott Corp. REIT                           80,600                  907
 AMB Property Corp. REIT                            30,700                  754
 CarrAmerica Realty Corp. REIT                      24,550                  743
 Liberty Property Trust REIT                        24,800                  682
 Rouse Co. REIT                                     25,850                  645
 Post Properties, Inc. REIT                         14,400                  627
 Arden Realty Group, Inc. REIT                      23,350                  626
 General Growth
  Properties Inc. REIT                              19,100                  615
 Mack-Cali Realty Corp. REIT                        21,350                  602
 BRE Properties Inc. Class A REIT                   16,400                  525
 Cousins Properties, Inc. REIT                      11,900                  512
 Highwood Properties, Inc. REIT                     21,610                  511
 Hospitality Properties Trust REIT                  20,500                  479
 Regency Realty Corp. REIT                          20,700                  475
*Pinnacle Holdings Inc. REIT                        17,800                  474
 FelCor Lodging Trust, Inc. REIT                    20,100                  465
 Franchise Finance Corp.
  of America REIT                                   20,600                  464
 New Plan Excel Realty Trust REIT                   32,100                  439
 First Industrial Realty Trust REIT                 14,200                  437
 Camden Property Trust REIT                         14,000                  434
 Reckson Associates
  Realty Corp. REIT                                 17,000                  434
 United Dominion Realty Trust REIT                  37,800                  411
 Weingarten Realty Investors REIT                    9,700                  395
 Essex Property Trust, Inc. REIT                     6,700                  371
 Westfield America, Inc. REIT                       26,880                  370
 Charles E. Smith
  Residential Realty, Inc. REIT                      7,740                  351
 MeriStar Hospitality Corp. REIT                    17,100                  346
 CenterPoint Properties Corp. REIT                   7,500                  346
 Prentiss Properties Trust REIT                     13,100                  342
 HRPT Properties Trust REIT                         47,600                  333
 Storage USA, Inc. REIT                             10,200                  311
 Urban Shopping Centers, Inc. REIT                   6,400                  304
 Cabot Industrial Trust REIT                        15,000                  299
 Developers Diversified Realty
  Corp. REIT                                        22,750                  293
 Chateau Communities, Inc. REIT                     10,500                  282
 Federal Realty Investment
  Trust REIT                                        14,400                  275
 The Macerich Co. REIT                              12,500                  266
 Brandywine Realty Trust REIT                       13,000                  263
 Washington REIT                                    13,000                  261
 Kilroy Realty Corp. REIT                            9,570                  255
 SL Green Realty Corp. REIT                          9,000                  253
 Gables Residential Trust REIT                       8,900                  242
 Shurgard Storage Centers, Inc.
  Class A REIT                                      10,700                  241
 PS Business Parks, Inc. REIT                        8,700                  237
 Summit Properties, Inc. REIT                        9,700                  233
 CBL & Associates
  Properties, Inc. REIT                              9,210                  231
 Home Properties of
  New York, Inc. REIT                                7,500                  224
 Realty Income Corp. REIT                            9,600                  224
 Taubman Co. REIT                                   19,300                  223
 Pacific Gulf Properties, Inc. REIT                  7,700                  206
 Manufactured Home
  Communities, Inc. REIT                             8,200                  205
 Chelsea GCA Realty, Inc. REIT                       5,800                  204
 Colonial Properties Trust REIT                      7,900                  203
 Sun Communities, Inc. REIT                          6,400                  202
 Glenborough Realty Trust,
  Inc. REIT                                         10,900                  196
 Alexandria Real Estate
  Equities, Inc. REIT                                5,200                  179
 Koger Equity, Inc. REIT                             9,700                  165
 Mills Corp. REIT                                    8,600                  163
 Pan Pacific Retail
  Properties, Inc. REIT                              7,800                  156
 Mid-America Apartment
  Communities, Inc. REIT                             6,500                  156
 AMLI Residential
  Properties Trust REIT                              6,200                  149
 JDN Realty Corp. REIT                              12,300                  139
 Bedford Property
  Investors, Inc. REIT                               6,800                  138
 Cornerstone Realty
  Income Trust, Inc. REIT                           12,800                  136
 Glimcher Realty Trust REIT                          8,700                  130
 Innkeepers USA Trust REIT                           2,600                  129
 EastGroup Properties, Inc. REIT                     5,600                  125
 Commercial Net Lease Realty REIT                   11,400                  118
 RFS Hotel Investors, Inc. REIT                      9,200                  116
 American Industrial
  Properties REIT                                    7,800                  111

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX PORTFOLIO                                SHARES                (000)
--------------------------------------------------------------------------------
 JP Realty Inc. REIT                                 6,100                $ 110
 Parkway Properties Inc. REIT                        3,600                  110
 Great Lakes, Inc. REIT                              6,100                  106
 National Golf Properties, Inc. REIT                 4,900                  101
 IRT Property Co. REIT                              11,400                  100
 Town & Country Trust REIT                           5,500                   99
 LaSalle Hotel Properties REIT                       6,400                   97
 Capital Automotive REIT                             7,400                   96
 Sovran Self Storage, Inc. REIT                      4,600                   94
 First Washington Realty
  Trust, Inc. REIT                                   3,700                   94
 Prime Group Realty Trust REIT                       5,900                   93
 Mission West Properties Inc. REIT                   6,300                   87
 Pennsylvania REIT                                   5,000                   87
 Equity Inns, Inc. REIT                             12,700                   84
 Western Properties Trust REIT                       6,600                   81
 Saul Centers, Inc. REIT                             4,900                   78
 Lexington Corporate
  Properties Trust REIT                              6,610                   74
 Burnham Pacific
  Properties, Inc. REIT                             11,000                   67
 Investors Real Estate Trust REIT                    8,400                   67
 Kramont Realty Trust REIT                           7,100                   67
 Tanger Factory Outlet
  Centers, Inc. REIT                                 3,000                   66
 Mid Atlantic Realty Trust REIT                      5,400                   64
 Corporate Office Properties
  Trust, Inc. REIT                                   6,200                   62
 Associated Estates
  Realty Corp. REIT                                  7,600                   61
 Boykin Lodging Co. REIT                             5,800                   60
 Center Trust, Inc. REIT                             9,700                   58
 Winston Hotels, Inc. REIT                           6,500                   56
 Crown American Realty
  Trust REIT                                         8,850                   54
 Entertainment Properties
  Trust REIT                                         5,000                   53
 Konover Property
  Trust, Inc. REIT                                  11,700                   51
 U.S. Restaurant
  Properties, Inc. REIT                              5,300                   50
 Equity One, Inc. REIT                               4,700                   48
 Phillips International
  Realty Corp. REIT                                  2,800                   48
 Reckson Associates
  Realty Corp. Class B REIT                          1,756                   45
 Golf Trust of America, Inc. REIT                    2,830                   38
 Captec Net Lease Realty, Inc. REIT                  3,200                   36
 Ramco-Gershenson
  Properties Trust REIT                              2,300                   34
 Jameson Inns, Inc. REIT                             3,900                   30
 Correctional Properties Trust REIT                  2,500                   24
*VelocityHSI, Inc. REIT                              3,100                    8
*Interstate Hotels Corp. REIT                          876                    2
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (COST $42,901)                                                          45,935
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.46%, 10/2/2000--Note G                           $  630               $  630
 6.50%, 10/2/2000                                    1,305                1,305
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $1,935)                                                            1,935
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
(COST $44,836)                                                           47,870
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
Other Assets--Note C                                                        522
Liabilities--Note G                                                      (1,398)
                                                                    ------------
                                                                           (876)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 4,047,604 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $46,994
================================================================================

NET ASSET VALUE PER SHARE $11.61
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    Amount                  Per
                                                     (000)                Share
--------------------------------------------------------------------------------
Paid in Capital                                    $42,078               $10.40
Undistributed Net
 Investment Income                                   1,944                  .48
Overdistributed Net Realized Gains                    (62)                 (.02)
Unrealized Appreciation--Note F                      3,034                  .75
--------------------------------------------------------------------------------
NET ASSETS                                         $46,994               $11.61
================================================================================

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F690 112000

VANGUARD(R) VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

Annual Report September 30, 2000

INCLUDED WITHIN THIS REPORT:

Money Market Portfolio

Short-Term Corporate Portfolio

High-Grade Bond Portfolio

High Yield Bond Portfolio


[A MEMBER OF
THE VANGUARD GROUP LOGO]

OUR REPORTS TO THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:
**   Larger type and redesigned graphics to make the reports easier to read.
** An at-a-glance summary of key points about fund performance and the financial markets.
** Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard Variable Insurance Fund's money market and bond funds each earned 12-month returns that topped those of their average peers.
* Short-term interest rates rose sharply during the fiscal year, but long-term rates inched down.
*    Lower-quality, higher-yielding securities endured a difficult 12 months.


CONTENTS

1 Letter from the Chairman

6 Reports from the Advisers

11 Portfolio Profiles

15 Glossary of Investment Terms

16 Performance Summaries

20 Financial Statements

29 Report of Independent Accountants

LETTER
from the Chairman


Dear Planholders,

During the 12 months ended September 30, 2000, short-term interest rates ratcheted higher, long-term rates edged a bit lower, and the market for high-yield securities turned decidedly difficult. In this environment, the money market and bond portfolios of vanguard variable insurance fund earned returns better than those of their average mutual fund peers. Total returns (capital change plus reinvested dividends) for our four portfolios ranged from 7.0% for our High-Grade Bond Portfolio to 4.0% for our High Yield Bond Portfolio.


2000 TOTAL RETURNS              Fiscal Year Ended
                                     September 30
--------------------------------------------------
MONEY MARKET PORTFOLIO*                      6.2%
 (SEC 7-Day Annualized Yield: 6.51%)
Average Money Market Fund**                  5.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   5.6
--------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO               6.5%
Average 1-5 Year Investment-Grade Fund**     5.7
Lehman 1-5 Year U.S. Credit Index            6.4
--------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                    7.0%
Average Intermediate U.S. Government Fund**  5.7
Lehman Aggregate Bond Index                  7.0
--------------------------------------------------
HIGH YIELD BOND PORTFOLIO                    4.0%
Average High Current Yield Fund**            0.0
Lehman High Yield Index                      1.0
--------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.

     The adjacent table presents the return of each portfolio, along with those of its average peer and its relevant benchmark index. Performance Summaries, on pages 16-19, give year-to-year performances of the portfolios relative to their benchmarks. Keep in mind that the returns for the portfolios in Vanguard Variable Insurance Fund are higher than those for the portfolios in the Vanguard Variable Annuity Plan, which take into account the administrative and insurance expenses associated with the plan.
     We note that this is the first time we have published a separate report for the money market and bond portfolios of Vanguard Variable Insurance Fund. A review of our balanced and equity portfolios is published separately in order to help reduce Vanguard's printing and mailing costs--savings that benefit all shareholders.

MARKET BAROMETER                                   Average Annual Total Returns
                                               Periods Ended September 30, 2000

                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.0%         5.9%         6.5%
Lehman 10 Year Municipal Bond Index               6.4          4.8          5.8
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                       5.6          5.2          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large caps)                        3.3%        16.4%        21.7%
Russell 2000 Index (Small caps)                  23.4          6.0         12.4
Wilshire 5000 Index (Entire market)              17.7         15.6         20.5
MSCI EAFE Index (International)                   3.4          7.7          8.9
================================================================================
CPI
Consumer Price Index                              3.5%         2.5%         2.5%
--------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

During the fiscal period, the juggernaut U.S. economy moved well into a record tenth year of uninterrupted expansion. The labor market remained tight; the unemployment rate hovered around--and even dipped below--4%. Except for energy prices, inflation stayed in check, partly thanks to the Federal Reserve Board's series of short-term interest rate hikes, which were aimed at preventing the strong economy from forcing prices higher.
     The Fed boosted the federal funds rate four times by a total of 125 basis points (1.25 percentage points) during the 12 months ended September 30 (and by a total of 175 basis points since June 1999). The yield of 90-day U.S. Treasury bills climbed 136 basis points to 6.21% during the fiscal year ended September
30. However, the price of the 30-year Treasury bond rose slightly and its yield, which moves in the opposite direction from its price, declined 16 basis points to 5.89%. The price increase was largely the by-product of the dwindling supply of longer-term Treasury bonds, which are being repurchased by the government in an effort to cut long-term debt. The yield of the 10-year U.S. Treasury note, a good indicator of the direction of the broad bond market, dipped 8 basis points to 5.80%.
     Movements at the short and long ends of the bond spectrum created an unusual "inversion of the yield curve," in which the yields of short-term securities were higher than those of long-term bonds. While the yield curve seemed to be heading back toward normalcy at the end of the period, the yield of the 30-year Treasury bond ended the period 32 basis points below that of 3-month Treasury bills.
     The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, earned a 12-month return of 7.0%. Long-term U.S. Treasury bonds, which are especially sensitive to changes in interest rates, earned a 12-month return of 9.8%, which included a price increase of 2.6%.
     While the bond market was fairly subdued during the 12 months, the stock market was downright volatile. The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a terrific 12-month return of 17.7%. However, that figure belies the market's split personality. During the first half of the period, several market indexes reached record levels, largely driven by technology-related growth stocks. Meanwhile, value stocks--those whose prices are seen as "cheap" relative to such measures as a company's earnings, book value, and dividends--lagged far behind. However, midway through the fiscal year, as investors began worrying about the sky-high valuations of tech stocks and about the impact that slower growth could have on corporate earnings, market leadership shifted dramatically. By September 30, the tech-heavy Nasdaq Composite Index was 27% below the peak it had reached in March.
     The growth stocks within the large-capitalization-dominated Standard & Poor's 500 Index fell -10.1% in the second half of the period, ending with a 12.0% return for the fiscal year, versus 13.7% for the index's value stocks. Mid- and small-cap stocks, as a whole, outpaced large-cap stocks.

FISCAL 2000 PERFORMANCE OVERVIEW
The MONEY MARKET PORTFOLIO'S 12-month return of 6.2% easily bested the returns of both of its comparative measures and was almost double the inflation rate, as measured by the Consumer Price Index. During the course of the fiscal year, the portfolio's yield climbed along with prevailing short-term interest rates--though with a bit of a lag, of course--and stood at 6.51% on September
30. This was 1.25 percentage points higher than its level of 5.26% a year ago. Our much lower costs explain most of our margin of superiority over our average peer. The Money Market Portfolio has an expense ratio (annual expenses as a percentage of average net assets) of 0.17%, or $1.70 per $1,000 invested. Our average peer, on the other hand, charges expenses at the rate of 0.83%, or $8.30 per $1,000 invested. That means that, for every $1,000 invested, our average competitor charges $6.60 more in expenses than our portfolio. Costs are especially important in money market investing because the securities have very similar characteristics.
     The fiscal-year performances of our SHORT-TERM CORPORATE and HIGH-GRADE BOND PORTFOLIOS were strong both on an absolute basis and relative to competing mutual funds. Though the return of our HIGH YIELD BOND PORTFOLIO was lower by comparison, its margin over its average peer was considerably wider than those of the Short-Term Corporate and High-Grade Bond Portfolios. It's important to note that the returns of bond portfolios consist of two components: an income return, which comes from the "coupon" payments earned by the bonds that the portfolios own, and a capital return, which reflects the change--up or down--in the prices of the securities. As noted earlier, prices of existing bonds decline when interest rates rise and rise when rates decline. Though

--------------------------------------------------------------------------------
Costs are especially important in money market investing because the securities have very similar characteristics.
--------------------------------------------------------------------------------
                                       3
over the short run these price changes can significantly affect bond returns--augmenting interest income or offsetting some or all of the income--it is the income return that determines a bond portfolio's long-term return. This is because price rises and declines tend to even out over long periods.
     Our Short-Term Corporate Portfolio's fiscal-year return of 6.5% topped that of our average peer and was a tad ahead of the return of our unmanaged benchmark. Our High-Grade Bond Portfolio recorded a 12-month return of 7.0%, outpacing its average mutual fund peer and exactly matching the result of its target index, the Lehman Aggregate Bond Index. Because it attempts to match the returns of the broad U.S. bond market, the portfolio invests in U.S. government bonds, corporate bonds, and mortgage-backed securities. Mortgage-backed bonds were the best performers, while returns from corporate bonds lagged those of both mortgage-backed issues and U.S. Treasuries.
     Despite significant turmoil in the market for higher-risk, higher-yielding securities, the High Yield Bond Portfolio turned in a solid year, largely because it emphasizes bonds that are less risky than those of many peer funds. Our long-standing policy of avoiding the lowest rungs of the credit-quality ladder worked to our benefit during the fiscal year. The portfolio's 4.0% return-- consisting of a 9.1% income return and a -5.1% price decline--was well ahead of the 0.0% return of our average peer and was 3 percentage points higher than that of our unmanaged benchmark. Of course, our policy of focusing on the higher-quality end of the high-yield market can--and has--worked to our detriment during periods when higher-risk, and thus higher-yielding, securities outperform lower-yielding bonds. The Report from the Adviser on pages 9-10 includes more details about the high-yield market.

LONGER-TERM PERFORMANCE OVERVIEW
Of course, a fund's 12-month performance tells only part of the story. A useful evaluation of any mutual fund requires a review of long-term performance. The table below presents the average annual returns of our four portfolios and their comparative standards since each portfolio's inception date.
     As you can see, our longer-term results are impressive. Our High Yield Bond Portfolio has built the largest performance margin over its average peer. In the case of each of our portfolios, our cost advantage

                                                    Average Annual Total Returns
                                                         Since Inception Through
                                                              September 30, 2000

                                                         Average
                                       Vanguard       Comparable       Benchmark
Portfolio (Inception Date)            Portfolio             Fund           Index
--------------------------------------------------------------------------------
Money Market (5/2/1991)                    5.0%             4.4%            4.8%
Short-Term Corporate (2/8/1999)            4.6              4.1             4.4
High-Grade Bond (4/29/1991)                7.2              6.3             7.6
High Yield Bond (6/3/1996)                 6.7              5.1             5.4
--------------------------------------------------------------------------------
plays a key role, particularly when compounded over long periods. For example, a $10,000 investment made in our High-Grade Bond Portfolio at its inception in April 1991 would have grown to $19,334 by September 30, 2000. However, a $10,000 investment in the portfolio's average peer would have grown to $17,730 over the same period. And in the case of our High Yield Portfolio, our low costs allow us to provide returns that are competitive with those of funds that invest in riskier securities.
     Though we make no promises about our future absolute returns--bond prices can fluctuate widely with changes in interest rates--we are confident that our low costs will allow our portfolios to provide returns that exceed those of portfolios with similar characteristics.

IN SUMMARY
At Vanguard, we avoid the role of prognosticator. As the volatility of the financial markets over the past 12 months has shown, it is extremely difficult to predict the direction of financial markets, let alone the prospects for certain asset classes or market sectors.
     Because of this investing truism, we hold firm in our view that investors should construct a diversified portfolio of stock funds, bond funds, and short-term investments in proportions appropriate to their goals, time horizon, and risk tolerance. Once such a plan is established, the most prudent strategy is to stay the course. In closing, I would like to thank you for the trust you have placed in Vanguard. We pledge to continue to earn your trust by offering well-managed, low-cost portfolios that can help you meet your long-term investing goals.



Sincerely,
/S/ JOHN J. BRENNAN
October 16, 2000


[PHOTO JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
FROM THE ADVISER                                     VANGUARD FIXED INCOME GROUP

THE INVESTING ENVIRONMENT
During the fiscal year ended September 30, 2000, the Federal Reserve Board increased its target for the federal funds rate from 5.25% to 6.50% to head off a heightened risk of inflation. Yields on long-term U.S. Treasury bonds fell from about 6.1% at the start of the period to around 5.9% at the end.
     As the fiscal year began, the Fed faced economic conditions that tested long-held beliefs about the relationship between employment and inflation. The unemployment rate was slowly falling; it reached 4.1% of the workforce in October 1999. Gains in the stock market and the high level of employment were credited with fueling strong increases in consumer spending. Demand in interest-rate-sensitive sectors of the economy, especially housing, remained high. Yet there were few signs that the economy's strength was creating inflationary pressures. Except for energy costs, a notoriously volatile component, consumer price inflation actually slowed in 1999. While labor costs did rise, reflecting the limited pool of available workers, businesses mitigated these costs by improving their operating efficiency, instead of simply raising prices.
     However, the Fed felt it was unlikely that inflationary pressures could be contained over time. The central bank raised its target for short-term interest rates by 0.25% on November 16, 1999, and again on February 2, 2000. Critics suggested at first that the Fed had been too aggressive in raising rates given the subdued level of inflation, as measured in the core Consumer Price Index
(CPI). However, during the January-March period, the core CPI rose at a 3.2% annual rate, the fastest pace in nearly four years. In addition, retail sales grew at an annualized rate of more than 15%,

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
MONEY MARKET PORTFOLIO
The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE PORTFOLIO
The adviser believes a portfolio can provide relatively high levels of current income with only modest share- price fluctuation by holding high-quality corporate bonds with short- and intermediate-term maturities.

HIGH-GRADE BOND PORTFOLIO
The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------
providing further evidence that the demand for goods was exceeding the economy's ability to supply them. The Fed responded by raising its fed funds target rate by an additional 0.25% on March 21 and by 0.50% on May 16.
     The economy's strength has boosted tax receipts and projected federal budget surpluses. The U.S. Treasury is taking advantage of surplus funds to pay down the national debt. In January 2000, the Treasury announced that it would reduce new issues of 30-year bonds and begin buying back long-term bonds. Thereafter, yields on long-term Treasury securities fell below yields on short-term securities.

MONEY MARKET PORTFOLIO
In managing the Money Market Portfolio, we maintained a somewhat shorter-than-usual average maturity, which allowed us to capture higher yields as the Fed raised interest rates. (The shorter a money fund's average maturity, the sooner its yield will reflect changes in market interest rates.) In light of the uncertainty of future Federal Reserve actions, we have moved the portfolio's average maturity back to a neutral stance.
     We were--as always--able to use our significant cost advantage over competing money market funds to maintain very high credit-quality standards while providing superior investment returns.

SHORT-TERM CORPORATE PORTFOLIO
The corporate bond market became increasingly volatile during the second half of the fiscal year--investors severely punished any bond issuer for the least bit of bad news. This followed a recent pattern in which bonds have traded more like their equity counterparts: Even such relatively minor events as a report of earnings a bit below analysts' estimates can cause a bond's price to fall several points.
     A combination of decreased risk tolerance, lessened liquidity, and concerns over the potential for a "hard landing" in the economy has caused yields of corporate issues to diverge further from yields of U.S. Treasuries than at any time since 1990-1991, during the last economic recession. In response to these market conditions, we reduced our holdings of lower-quality (BBB-rated) investment-grade bonds, which are particularly vulnerable to skittishness in the market now. As always, we rely upon our internal staff of credit analysts to provide independent assessments of issuers' credit quality.

HIGH-GRADE BOND PORTFOLIO
Since we reported to you six months ago, there has been a slight rise in yields on short- and long-term securities and a slight decline in yields on intermediate-term securities. Yields of 3- and 6-month Treasury bills rose by between 10 and 30 basis points (0.1 and 0.3 percentage point). Yields for

30-year Treasuries rose by 6 basis points. Intermediate yields (for issues maturing in 2 to 10 years) declined by 20 to 50 basis points. The economy has continued to exhibit moderate growth with relatively benign inflation-- a combination that is the primary reason that yields have changed very little.
     For the full fiscal year ended September 30, rates on 2-year Treasuries rose by about 40 basis points and yields on 10- to 30-year Treasury bonds declined by 10 to 20 basis points.
     The table below shows how various sectors of the Lehman Aggregate Bond Index performed during the 6- and 12-month periods ended September 30.


TOTAL RETURNS                                                      Periods Ended
                                                              September 30, 2000
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                               4.81%            6.99%
  Government Sector                                       4.36             7.18
  Corporate Sector                                        4.34             5.87
  Mortgage-Backed
    Securities Sector                                     5.55             7.42
--------------------------------------------------------------------------------

     The best-performing category, by a significant margin, over the second half of the fiscal year was mortgage-backed securities. These did well primarily because they offered higher yields and high credit quality, a combination that has provided protection during the recent widening of spreads between high- and low-quality bonds. For the same reason, higher-quality groups--government and mortgage-backed securities--significantly outperformed corporate bonds during the full fiscal year.
     The High-Grade Bond Portfolio aims to closely track the performance of the Lehman Aggregate Bond Index. The portfolio's return lagged that of the index by about 20 basis points during the second half of the fiscal year, but outpaced the index's return by 6 basis points for the full fiscal year. These were excellent results, given that the index has no operating expenses or transaction costs.
     As of September 30, 2000, the portfolio's holdings were 24% U.S. government bonds, 33% corporate bonds, 8% foreign government bonds (denominated in U.S. dollars), and 35% mortgage-backed securities.


Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal

October 13, 2000

REPORT
FROM THE ADVISER                              WELLINGTON MANAGEMENT COMPANY, LLP

The HIGH YIELD BOND PORTFOLIO earned a total return of 4.0% during the 12 months ended September 30, 2000, a difficult period for lower-rated fixed income securities. Our return was well above those of both our average mutual fund peer and the unmanaged Lehman Brothers High Yield Bond Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
--------------------------------------------------------------------------------


THE INVESTMENT ENVIRONMENT
     During the fiscal year, the high-yield bond market struggled in the aftermath of six interest rate increases by the Federal Reserve Board. The Fed's attempt to curtail credit and slow the economy contributed to numerous downgrades of credit ratings and to an increase in the number of corporations defaulting on their debt obligations. Though your portfolio did not experience any defaults during the 12 months, the principal values of some of our investments declined, reflecting the overall turmoil in the market. When credit is rationed, the marginal borrower or lower-rated issuer must pay a relatively steeper risk premium (that is, higher yields) to obtain credit.
     It is important to note that the high-yield market is not highly correlated with either the stock market or the investment-grade bond market. Under some market conditions, high-yield bonds follow the direction of the stock market, and at other times, they behave more like investment-grade bonds.
     Interest rates on intermediate-term risk-free bonds, such as Treasury issues, fell and the economy grew strongly during the year, but the high-yield market languished. Outflows from high-yield mutual funds continued throughout the year, creating selling pressure in the market. We believe, however, that the high-yield market should stabilize during the coming months because we view it as unlikely that the Fed will raise rates again in the near future. New issuance is down from last year, reflecting both reduced demand for high-yield bonds and the prohibitive cost to issuers of raising capital at current rates.

THE PORTFOLIO'S SUCCESSES
Although your portfolio invests in the lower-quality portion of the bond market, it follows a relatively high-quality bias by focusing on the "upper tier" of the credit spectrum--that is, on companies with more consistent or stable businesses and greater predictability of cash flows. This strategy has softened the impact of what has been a poor environment for high-yield securities ever since the summer of 1998. For the past 6 and 12 months, the portfolio returned 3.3% and 4.0%, respectively, versus 1.7% and 1.0% for the benchmark index. Avoiding bonds with credit troubles proved more beneficial than discovering winners. Downgrades by the rating agencies were frequent, and the issues that were downgraded were treated brutally in the market. Also, our reluctance to invest in zero-coupon bonds and preferred stocks contributed to the portfolio's relative success during the fiscal year.

THE PORTFOLIO'S SHORTFALLS
Our weightings in the steel and auto industries hurt the portfolio. We underestimated the potential decline in the price of steel, and our credit selection in autos was also off the mark. The high yields now available in these sectors warrant maintaining our current commitment.

THE PORTFOLIO'S POSITION
The portfolio is consistent in its investment objective and strategy. Our upper-tier bias means that an issuer must clear a higher credit hurdle before it is considered for inclusion in the portfolio. We avoid smaller start-up companies, which we believe should perhaps be funded in the private or public equity markets where investors do not demand coupon payments every six months. The portfolio's holdings continue to be focused on cash-paying issues almost exclusively rated "B" or better.
     To decrease risk, the portfolio is diversified both by issuer and by industry. We prefer to invest in bonds issued by companies that have recurring revenue from repeat customers, such as those in the cable and utility industries. We also search for companies that have defensible niches in their markets. The portfolio does not include emerging-market debt or preferred stocks. We believe our strategy will serve shareholders well during different economic environments. However, it will not insulate investors from market volatility or from a severe or broad-based economic decline. That said, the fairly generous yields now available in the high-yield market already reflect a significant degree of worry about the U.S. economy. We continue to focus on security-by-security fundamental research and broad diversification so that, as long-term investors, we can take advantage of these near-term worries.

Earl E. McEvoy, Senior Vice President and Portfolio Manager
October 16, 2000

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
FOR MONEY MARKET PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics. Key terms are defined on page 15.

--------------------------------------
FINANCIAL ATTRIBUTES

Yield                           6.5%
Average Maturity             55 days
Average Quality                  Aa1
Expense Ratio                  0.17%
--------------------------------------

--------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency                 14.1%
Aaa                             21.9
Aa                              44.4
A                               19.6
Baa                              0.0
Ba                               0.0
B                                0.0
Not Rated                        0.0
--------------------------------------
Total                          100.0%
--------------------------------------

--------------------------------------
DISTRIBUTION BY ISSUER
 (% of portfolio)

Certificates of Deposit         36.7%
Commercial Paper                43.4
Treasury/Agency                 14.1
Other                            5.8
--------------------------------------
Total                          100.0%
--------------------------------------

[COMPUTER]
Visit our website
www.vanguard.com
for regularly  updated
fund  information.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
FOR SHORT-TERM CORPORATE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.

FINANCIAL ATTRIBUTES
                      Short-Term                             Lehman
                       Corporate         Best Fit*          Index**
-------------------------------------------------------------------
Number of Issues             211             1,387            6,013
Yield                       7.4%              7.2%             7.0%
Yield to Maturity           7.5%              7.2%             7.0%
Average Coupon              7.1%              7.0%             6.9%
Average Maturity       2.5 years         3.2 years        8.7 years
Average Quality               A1                A1              Aaa
Average Duration       2.1 years         2.7 years        4.8 years
Expense Ratio              0.20%                --               --
Cash Investments            2.6%                --               --
-------------------------------------------------------------------


--------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% of portfolio)

Treasury/Agency                  0.0%
Aaa                             18.9
Aa                              15.6
A                               40.2
Baa                             24.9
Ba                               0.0
B                                0.0
Not Rated                        0.4
--------------------------------------
Total                          100.0%
--------------------------------------


--------------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                    19.2%
1-3 Years                       39.5
3-5 Years                       30.3
Over 5 Years                    11.0
Total                          100.0%
--------------------------------------

----------------------------------------------
INVESTMENT FOCUS

Average Maturity                        Short
Credit Quality     Investment-Grade Corporate
----------------------------------------------


--------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)

Asset-Backed                    20.4%
Commercial Mortgage-Backed       0.0
Finance                         30.6
Foreign                         10.3
Government Mortgage-Backed       0.0
Industrial                      24.8
Treasury/Agency                  0.0
Utilities                       13.4
Other                            0.5
--------------------------------------
Total                          100.0%
--------------------------------------
*Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.

[COMPUTER]
Visit our website
www.vanguard.com
for regularly  updated
fund  information.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
FOR HIGH-GRADE BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged target index. Key terms are defined on page 15.

----------------------------------------------------
FINANCIAL ATTRIBUTES
                      High-Grade            Lehman
                            Bond            Index*
----------------------------------------------------
Number of Issues             360             6,013
Yield                       7.0%              7.0%
Yield to Maturity           7.0%              7.0%
Average Coupon              7.2%              6.9%
Average Maturity       8.9 years         8.7 years
Average Quality              Aa1               Aaa
Average Duration       4.8 years         4.8 years
Expense Ratio              0.20%                --
Cash Investments            1.3%                --
----------------------------------------------------

--------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency**               59.5%
Aaa                              2.6
Aa                               6.3
A                               13.4
Baa                             16.8
Ba                               1.4
B                                0.0
Not Rated                        0.0
Total                          100.0%
--------------------------------------

----------------------------------------------------
VOLATILITY MEASURES
                            High-Grade     Lehman
                                  Bond     Index*
----------------------------------------------------
R-Squared                         0.98       1.00
Beta                              1.01       1.00
----------------------------------------------------

----------------------------------------
INVESTMENT FOCUS

Average Maturity                 Medium
Credit Quality          Treasury/Agency
----------------------------------------

--------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)

Asset-Backed                     2.6%
Commercial Mortgage-Backed       0.0
Finance                         12.0
Foreign                          7.5
Government Mortgage-Backed      35.3
Industrial                      12.7
Treasury/Agency                 24.2
Utilities                        5.7
--------------------------------------
Total 100.0%
--------------------------------------

--------------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                     1.2%
1-5 Years                       36.0
5-10 Years                      44.4
10-20 Years                      6.0
20-30 Years                     11.5
Over 30 Years                    0.9
--------------------------------------
Total                          100.0%
--------------------------------------

*Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2000
FOR HIGH YIELD BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.


----------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                        High Yield                             Lehman
                              Bond         Best Fit*          Index**
----------------------------------------------------------------------
Number of Issues               184             1,133            6,013
Yield                        10.3%             12.9%             7.0%
Yield to Maturity            10.6%             12.9%             7.0%
Average Coupon                9.0%              7.9%             6.9%
Average Maturity         7.2 years         7.6 years        8.7 years
Average Quality                Ba3                B1              Aaa
Average Duration         4.7 years         4.6 years        4.8 years
Expense Ratio                0.26%                --               --
Cash Investments              4.7%                --               --
----------------------------------------------------------------------

--------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency                  0.0%
Aaa                              0.0
Aa                               0.0
A                                0.0
Baa                             11.7
Ba                              38.6
B                               49.2
Caa                              0.5
Not Rated                        0.0
--------------------------------------
Total                          100.0%
--------------------------------------

-------------------------------------------------------
VOLATILITY MEASURES
             High Yield                         Lehman
                   Bond        Best Fit*       Index**
-------------------------------------------------------
R-Squared          0.08             0.01          1.00
Beta               0.47             0.14          1.00
-------------------------------------------------------


--------------------------------------
DISTRIBUTION BY ISSUER
 (% of portfolio)

Asset-Backed                     0.0%
Commercial Mortgage-Backed       0.0
Finance                          3.6
Foreign                          0.0
Government Mortgage-Backed       0.0
Industrial                      89.5
Treasury/Agency                  0.0
Utilities                        6.9
--------------------------------------
Total                          100.0%


-------------------------------------------------------
INVESTMENT FOCUS
Average Maturity                        Medium
Credit Quality          Below Investment-Grade
-------------------------------------------------------

--------------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                     0.0%
1-5 Years                       14.3
5-10 Years                      80.3
10-20 Years                      3.9
20-30 Years                      1.5
Over 30 Years                    0.0
--------------------------------------
Total 100.0%
--------------------------------------
*Lehman High Yield Index.
**Lehman Aggregate Bond Index.

GLOSSARY
OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
FOR MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      May 2, 1991-September 30, 2000
--------------------------------------------------------------------------------
                Money Market Portfolio            Average
                                                    Fund*
Fiscal                   Total                      Total
Year                    Return                     Return
1991                     2.3%                        2.3%
1992                     4.1                         3.8
1993                     3.1                         2.6
1994                     3.6                         3.1
1995                     5.8                         5.3
1996                     5.5                         4.9
1997                     5.5                         4.9
1998                     5.6                         4.9
1999                     5.1                         4.4
2000                     6.2                         5.4
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (9/30/2000): 6.51%.
--------------------------------------------------------------------------------
*Average Money Market Fund; derived from data provided by Lipper Inc.
See Financial Highlights table on page 23 for dividend information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                            May 2, 1991-September 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER      MONEY MARKET   AVERAGE MONEY  SALOMON SMITH BARNEY
          ENDED       PORTFOLIO      MARKET FUND   3-MONTH TREASURY INDEX
         199106       $ 10095       $ 10091       $ 10093
         199109         10235         10226         10234
         199112         10360         10350         10358
         199203         10464         10447         10462
         199206         10564         10536         10562
         199209         10657         10614         10650
         199212         10740         10691         10732
         199303         10820         10759         10812
         199306         10901         10824         10893
         199309         10983         10893         10977
         199312         11066         10970         11061
         199403         11150         11038         11148
         199406         11253         11126         11256
         199409         11382         11234         11381
         199412         11530         11370         11528
         199503         11698         11518         11689
         199506         11870         11673         11858
         199509         12039         11824         12025
         199512         12208         11981         12189
         199603         12367         12120         12346
         199606         12528         12258         12502
         199609         12700         12402         12665
         199612         12870         12556         12830
         199703         13037         12697         12992
         199706         13213         12849         13160
         199709         13397         13005         13329
         199712         13585         13171         13502
         199803         13769         13327         13676
         199806         13956         13487         13849
         199809         14147         13646         14024
         199812         14332         13808         14184
         199903         14507         13953         14340
         199906         14680         14095         14502
         199909         14868         14248         14673
         199912         15075         14428         14857
         200003         15294         14611         15056
         200006         15533         14808         15271
         200009         15790         15022         15498


                               Average Annual Total Returns
                           Periods Ended September 30, 2000          Final Value
                                                      Since         of a $10,000
                               1 Year    5 Years  Inception           Investment
Money Market Portfolio           6.21%      5.57%      4.97%             $15,790
Average Money Market Fund*       5.43       4.90       4.42               15,022
Salomon Smith Barney 3-Month
        Treasury Index           5.62       5.21       4.76               15,498
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    Periods Ended September 30, 2000

                                                         Since Inception
                             Inception
                                  Date    1 Year  5 Years  Capital Income  Total
--------------------------------------------------------------------------------
Money Market Portfolio        5/2/1991     6.21%    5.57%    0.00%   4.97% 4.97%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
for Short-Term Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 FEBRUARY 8, 1999-SEPTEMBER 30, 2000

        Short-Term Corporate Portfolio                       Lehman*
Fiscal                  Capital        Income       Total      Total
Year                    Return         Return      Return     Return
--------------------------------------------------------------------------------
1999                     -2.5%           3.6%        1.1%       0.9%
2000                     -0.3%           6.8%        6.5%       6.4%
--------------------------------------------------------------------------------
*Lehman 1-5 Year Credit Index.
See Financial Highlights table on page 24 for dividend information since inception.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       FEBRUARY 8, 1999-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER  SHORT-TERM CORPORATE   AVERAGE 1-5 YEAR            LEHMAN 1-5
          ENDED       PORTFOLIO       INVESTMENT GRADE FUND    YEAR CREDIT INDEX
         199903       $ 10022               $ 10009                      $ 10061
         199906         10018                 10012                        10074
         199909         10108                 10103                        10089
         199912         10215                 10150                        10230
         200003         10347                 10285                        10347
         200006         10483                 10428                        10507
         200009         10769                 10683                        10734


                                   Average Annual Total Returns
                                 Periods Ended September 30, 2000 Final Value -------------------------------- of a $10,000
                                        1 Year   Since Inception      Investment
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio            6.54%            4.62%         $10,769
Average 1-5 Year Investment-Grade Fund*   5.74             4.11           10,683
Lehman 1-5 Year Credit Index              6.40             4.41           10,734
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                         Since Inception
                               Inception      ----------------------------------
                                    Date      1 Year    Capital   Income   Total
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio  2/8/1999       6.54%      -1.71%   6.33%   4.62%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR HIGH-GRADE BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   APRIL 29, 1991-SEPTEMBER 30, 2000

                        High-Grade Bond Portfolio        Lehman*
Fiscal              Capital        Income      Total       Total
Year                 Return        Return     Return      Return
--------------------------------------------------------------------------------
1991                   2.4%          3.1%       5.5%        6.2%
1992                   4.2           7.3       11.5        12.6
1993                   3.3           6.3        9.6        10.0
1994                  -8.9           5.6       -3.3        -3.2
1995                   6.6           7.2       13.8        14.1
1996                  -1.7%          6.5%       4.8%        4.9%
1997                   2.7           6.9        9.6         9.7
1998                   4.7           6.7       11.4        11.5
1999                  -6.3           5.8       -0.5        -0.4
2000                   0.2           6.8        7.0         7.0
--------------------------------------------------------------------------------
*Lehman Aggregate Bond Index.
See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         APRIL 29, 1991-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER    HIGH-GRADE BOND    AVERAGE INTERMEDIATE      LEHMAN AGGREGATE
          ENDED       PORTFOLIO        GOVERNMENT FUND                BOND INDEX
         199606        $ 9968               $ 9968                        $ 9968
         199609         10456                10432                         10366
         199612         10896                10811                         10728
         199703         10943                10890                         10849
         199706         11499                11440                         11352
         199709         11933                12066                         11869
         199712         12212                12208                         12102
         199803         12600                12735                         12505
         199806         12731                12750                         12642
         199809         12392                11852                         12067
         199812         12708                12154                         12296
         199903         12959                12488                         12552
         199906         12853                12565                         12594
         199909         12725                12426                         12416
         199912         13076                12705                         12589
         200003         12816                12496                         12324
         200006         13019                12468                         12465
         200009         13238                12423                         12537

                                    Average Annual Total Returns
                                  Periods Ended September 30, 2000
                                  --------------------------------   Final Value
                                                          Since     of a $10,000
                                   1 Year    5 Years   Inception      Investment
--------------------------------------------------------------------------------
High-Grade Bond Portfolio            7.05%      6.38%       7.25%        $19,334
Average Intermediate Government
  Fund*                              5.74       5.27        6.27          17,730
Lehman Aggregate Bond Index          6.99       6.47        7.59          19,915
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                             Since Inception
                         Inception                      ------------------------
                              Date   1 Year   5 Years   Capital   Income   Total
--------------------------------------------------------------------------------
High-Grade Bond Portfolio 4/29/1991   7.05%     6.38%     0.64%    6.61%   7.25%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR HIGH YIELD BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JUNE 3, 1996-SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                        High Yield Bond Portfolio        Lehman*
Fiscal              Capital        Income      Total       Total
Year                 Return        Return     Return      Return
--------------------------------------------------------------------------------
1996                   1.5%          3.1%       4.6%        3.7%
1997                   4.4           9.7       14.1        14.5
1998                  -4.6           8.5        3.9         1.7
1999                  -5.7%          8.4%       2.7%        2.9%
2000                  -5.1           9.1        4.0         1.0
--------------------------------------------------------------------------------
*Lehman High Yield Index.
See Financial Highlights table on page 25 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 3, 1996-SEPTEMBER 30, 2000
[CHART]
INITIAL INVESTMENT OF $10,000

        QUARTER    HIGH YIELD BOND      AVERAGE HIGH            LEHMAN HIGH
          ENDED       PORTFOLIO       CURRENT YIELD FUND        YIELD INDEX
         199106       $ 10033               $ 10045              $ 10084
         199109         10548                 10584                10655
         199112         11069                 11121                11198
         199203         10887                 10947                11055
         199206         11310                 11330                11500
         199209         11758                 11849                11992
         199212         11776                 11796                12027
         199303         12243                 12265                12524
         199306         12562                 12476                12854
         199309         12892                 12798                13189
         199312         12882                 12770                13199
         199403         12524                 12471                12821
         199406         12398                 12242                12687
         199409         12465                 12318                12764
         199412         12537                 12295                12814
         199503         13134                 12875                13461
         199506         13922                 13464                14280
         199509         14190                 13715                14559
         199512         14798                 14223                15180
         199603         14510                 14011                14912
         199606         14591                 13970                14996
         199609         14870                 14232                15272
         199612         15320                 14604                15731
         199703         15227                 14553                15644
         199706         15780                 14932                16219
         199709         16298                 15394                16755
         199712         16761                 15784                17250
         199803         17019                 16043                17519
         199806         17426                 16283                17928
         199809         18150                 17016                18683
         199812         18202                 16996                18749
         199903         18131                 16916                18656
         199906         17947                 16657                18493
         199909         18062                 16767                18614
         199912         18057                 16711                18595
         200003         18484                 17080                19005
         200006         18758                 17245                19338
         200009         19334                 17730                19915


                                   Average Annual Total Returns
                                 Periods Ended September 30, 2000 Final Value -------------------------------- of a $10,000
                                        1 Year   Since Inception      Investment
--------------------------------------------------------------------------------
High Yield Bond Portfolio                4.03%             6.70%         $13,238
Average High Current Yield Fund*        -0.02              5.14           12,423
Lehman High Yield Index                  0.97              5.37           12,537
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000
                                                         Since Inception
                               Inception      ----------------------------------
                                    Date      1 Year    Capital   Income   Total
--------------------------------------------------------------------------------
High Yield Bond Portfolio       6/3/1996       4.03%     -2.26%    8.96%   6.70%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
September 30, 2000

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------
                                   Money Market       Short-Term          High-Grade      High Yield
                                       Portfolio       Portfolio           Portfolio       Portfolio
                                   ------------------------------------------------------------------
                                                      Year Ended September 30, 2000
                                   ------------------------------------------------------------------
                                            (000)           (000)               (000)           (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                $48,872          $3,195             $22,217         $13,209
 Security Lending                             --               2                   6              19
-----------------------------------------------------------------------------------------------------
  Total Income                            48,872           3,197              22,223          13,228
-----------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B             88               5                  38              85
 The Vanguard Group--Note C
  Management and Administrative            1,042              67                 490             247
  Marketing and Distribution                 134               5                  37              18
 Custodian Fees                               22               3                  49               3
 Auditing Fees                                11               9                  10               9
 Shareholders' Reports                        14               1                  11               6
 Trustees' Fees and Expenses                   1              --                  --              --
   Total Expenses                          1,312              90                 635             368
   Expenses Paid Indirectly--Note D           (3)             --                  --              (2)
-----------------------------------------------------------------------------------------------------
   Net Expenses                            1,309              90                 635             366
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     47,563           3,107              21,588          12,862
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                    8            (126)             (1,960)         (4,122)
 Futures Contracts                            --            (133)                 --              --
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                       8            (259)             (1,960)         (4,122)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
 Investment Securities                        --             364               2,464          (3,078)
 Futures Contracts                            --             (13)                 --              --
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                               --             351               2,464          (3,078)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $47,571          $3,199             $22,092         $ 5,662
=====================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The portfolios' amounts of Distributions--Realized Capital Gain may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.



--------------------------------------------------------------------------------
                                  Money Market                  Short-Term
                                   Portfolio                Corporate Portfolio
                            ------------------------   -------------------------
                            Year Ended September 30,
                            ------------------------  Year Ended      Feb. 8* to
                                   2000     1999   Sep. 30, 2000   Sep. 30, 1999
                                  (000)    (000)           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income          $ 47,563 $ 30,807         $ 3,107           $ 695
Realized Net Gain (Loss               8       (7)           (259)           (15)
Change in Unrealized
 Appreciation (Depreciation)         --       --             351           (400)
--------------------------------------------------------------------------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations                 47,571   30,800           3,199             280
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income         (47,563) (30,807)         (3,107)           (695)
 Realized Capital Gain               --       --              --              --
--------------------------------------------------------------------------------
Total Distributions            (47,563) (30,807)         (3,107)           (695)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                         827,122  725,646          51,428          36,778
 Issued in Lieu of Cash
  Distributions                  47,563   30,807           3,107             695
 Redeemed                     (736,611)(624,080)        (20,961)         (8,139)
--------------------------------------------------------------------------------
  Net Increase from Capital
   Share Transactions           138,074  132,373          33,574          29,334
--------------------------------------------------------------------------------
 Total Increase                 138,082  132,366          33,666          28,919
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period            722,548  590,182          28,919              --
 End of Period                 $860,630 $722,548         $62,585         $28,919
================================================================================
1Shares Issued (Redeemed
 Issued                         827,122  725,646           5,321           3,721
 Issued in Lieu of Cash
   Distributions                 47,563   30,807             323              71
 Redeemed                     (736,611)(624,080)         (2,169)           (827)
--------------------------------------------------------------------------------
  Net Increase in Shares
   Outstanding                  138,074  132,373           3,475           2,965
================================================================================
*Inception.

--------------------------------------------------------------------------------
                                     High-Grade                  High Yield
                                    Bond Portfolio              Bond Portfolio
                                   ---------------             -----------------
                                            Year Ended September 30,
                                   ---------------------------------------------
                                            2000      1999       2000       1999
                                           (000)     (000)      (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                  $ 21,588  $ 20,683   $ 12,862   $ 12,653
 Realized Net Gain (Loss)                (1,960)   (1,277)    (4,122)    (5,546)
 Change in Unrealized
  Appreciation (Depreciation)              2,464  (21,106)    (3,078)    (3,123)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
   Assets Resulting from
   Operations                             22,092   (1,700)      5,662      3,984
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                  (21,588)  (20,683)   (12,862)   (12,653)
 Realized Capital Gain                        --     (909)         --      (227)
--------------------------------------------------------------------------------
  Total Distributions                   (21,588)  (21,592)   (12,862)   (12,880)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                   80,922   163,151     45,202     97,568
 Issued in Lieu of Cash Distributions     21,588    21,592     12,862     12,880
 Redeemed                              (102,148) (147,350)   (55,324)   (86,553)
--------------------------------------------------------------------------------
  Net Increase from Capital
   Share Transactions                        362    37,393      2,740     23,895
--------------------------------------------------------------------------------
 Total Increase (Decrease)                   866    14,101    (4,460)     14,999
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                       336,570   322,469    146,207    131,208
--------------------------------------------------------------------------------
 End of Year                            $337,436  $336,570   $141,747   $146,207
================================================================================
1Shares Issued (Redeemed)
 Issued                                    7,917    15,167      4,869      9,786
 Issued in Lieu of Cash Distributions      2,118     2,029      1,397      1,299
 Redeemed                               (10,018)  (13,789)    (5,947)    (8,695)
--------------------------------------------------------------------------------
  Net Increase in Shares Outstanding          17     3,407        319      2,390
================================================================================

Financial Highlights

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------
                                                                  Money Market Portfolio
                                                                 Year Ended September 30,
                                                     --------------------------------------------
For a Share Outstanding Throughout Each Year              2000    1999    1998      1997     1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00   $1.00   $1.00     $1.00    $1.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .061    .050    .055      .054     .054
 Net Realized and Unrealized Gain (Loss) on Investments     --      --      --        --       --
-------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                        .061    .050    .055      .054     .054
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.061)  (.050)  (.055)    (.054)   (.054)
 Distributions from Realized Capital Gains                  --      --      --        --       --
-------------------------------------------------------------------------------------------------
  Total Distributions                                   (.061)  (.050)  (.055)    (.054)   (.054)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00   $1.00   $1.00     $1.00    $1.00
=================================================================================================

TOTAL RETURN                                             6.21%   5.09%   5.60%     5.48%    5.49%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $861    $723    $590      $393     $285
 Ratio of Total Expenses to Average Net Assets           0.17%   0.20%   0.20%     0.21%    0.19%
 Ratio of Net Investment Income to Average Net Assets    6.06%   4.98%   5.46%     5.36%    5.36%
=================================================================================================

                                       23

FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------
                                                            Short-Term Corporate Portfolio
                                                                  Year Ended           Feb. 8* to
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 Sep. 30, 2000        Sep. 30, 1999
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $9.75               $10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .646                 .355
 Net Realized and Unrealized Gain (Loss) on Investments                (.030)               (.250)
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      .616                 .105
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.646)               (.355)
 Distributions from Realized Capital Gains                                --                   --
-------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.646)               (.355)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $9.72               $ 9.75
=================================================================================================

TOTAL RETURN                                                           6.54%                1.08%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                    $63                  $29
 Ratio of Total Expenses to Average Net Assets                         0.20%              0.27%**
 Ratio of Net Investment Income to Average Net Assets                  6.74%              5.74%**
 Portfolio Turnover Rate                                                 44%                  39%
=================================================================================================
*Inception.
**Annualized.

-------------------------------------------------------------------------------------------------
                                                                High Grade Bond Portfolio
                                                                 Year Ended September 30,
                                                     --------------------------------------------
For a Share Outstanding Throughout Each Year              2000    1999    1998      1997     1996
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $10.34  $11.07  $10.57    $10.29   $10.47
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .680    .646    .663      .678     .670
 Net Realized and Unrealized Gain (Loss) on Investments   .020   (.700)   .500      .280    (.180)
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .700   (.054)  1.163      .958     .490
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.680)  (.646)  (.663)    (.678)   (.670)
 Distributions from Realized Capital Gains                  --   (.030)     --        --       --
-------------------------------------------------------------------------------------------------
  Total Distributions                                    (.680)  (.676)  (.663)    (.678)   (.670)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $10.36  $10.34  $11.07    $10.57   $10.29
=================================================================================================

TOTAL RETURN                                             7.05%  -0.49%  11.36%     9.60%    4.80%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $337    $337    $322      $188     $139
 Ratio of Total Expenses to Average Net Assets           0.20%   0.23%   0.28%     0.29%    0.25%
 Ratio of Net Investment Income to Average Net Assets    6.63%   6.06%   6.16%     6.51%    6.43%
 Portfolio Turnover Rate                                   61%     69%     65%       40%      56%
=================================================================================================

                                       24

-------------------------------------------------------------------------------------------------
                                                                  High Yield Bond Portfolio
                                                        Year Ended September 30,       June 3* to
                                                        ------------------------         Sep. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2000    1999    1998      1997     1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.50  $10.09  $10.59    $10.15   $10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .849    .847    .895      .922     .299
 Net Realized and Unrealized Gain (Loss) on Investments  (.480)  (.573)  (.485)     .450     .150
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .369    .274    .410     1.372     .449
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.849)  (.847)  (.895)    (.922)   (.299)
 Distributions from Realized Capital Gains                  --   (.017)  (.015)    (.010)      --
-------------------------------------------------------------------------------------------------
  Total Distributions                                    (.849)  (.864)  (.910)    (.932)   (.299)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $9.02  $ 9.50  $10.09    $10.59   $10.15
=================================================================================================

TOTAL RETURN                                             4.03%   2.68%   3.85%    14.12%    4.56%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $142    $146    $131       $85      $22
 Ratio of Total Expenses to Average Net Assets           0.26%   0.29%   0.31%     0.31%  0.32%**
 Ratio of Net Investment Income to Average Net Assets    9.12%   8.51%   8.45%     8.88%  9.29%**
 Portfolio Turnover Rate                                   23%     31%     38%       30%       8%
=================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are registered under the Investment Company Act of 1940 as diversified open-ended investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.
     Certain investments of the portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.
     1. Security Valuation: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Futures Contracts: The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
     3. Federal Income Taxes: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Repurchase Agreements: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.
     Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. Distributions: Distributions of net investment income to shareholders are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, and High-Grade Bond Portfolios on an at-cost basis.
     Wellington Management Company, llp, provides investment advisory services to the High Yield Bond Portfolio. For the year ended September 30, 2000, the investment advisory fees represented an effective annual rate of 0.06% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                CAPITAL CONTRIBUTED       PERCENTAGE OF            PERCENTAGE OF
                        TO VANGUARD           PORTFOLIO               VANGUARD'S
 PORTFOLIO                     (000)         NET ASSETS           CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                   $155               0.02%                    0.15%
Short-Term Corporate             11                0.02                     0.01
High-Grade Bond                  60                0.02                     0.06
High Yield Bond                  26                0.02                     0.03
--------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios' custodian banks have agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2000, these arrangements reduced expenses by:

-------------------------------------------------------
                                      EXPENSE REDUCTION
                                                  (000)
                                      -----------------
                                              CUSTODIAN
PORTFOLIO                                          FEES
-------------------------------------------------------
Money Market                                         $3
High Yield Bond                                       2
-------------------------------------------------------

E. During the year ended September 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                       U.S. GOVERNMENT SECURITIES    OTHER INVESTMENT SECURITIES
                                (000)                            (000)
                       --------------------------    ---------------------------
PORTFOLIO             PURCHASES             SALES    PURCHASES             SALES
--------------------------------------------------------------------------------
Short-Term Corporate        $ 3,436       $ 4,700      $47,107           $14,355
High-Grade Bond             152,974       156,605       55,832            39,249
High Yield Bond                  --            --       35,749            30,389
--------------------------------------------------------------------------------

     At September 30, 2000, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

--------------------------------------------------------------------------------
                                             EXPIRATION                     LOSS
                                    FISCAL YEARS ENDING                   AMOUNT
PORTFOLIO                                 SEPTEMBER 30,                    (000)
--------------------------------------------------------------------------------
Short-Term Corporate                          2008-2009                    $ 274
High-Grade Bond                               2008-2009                    3,252
High Yield Bond                               2007-2009                    9,667
--------------------------------------------------------------------------------

F. At September 30, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                    (000)
                                   ---------------------------------------------
                                   APPRECIATED     DEPRECIATED    NET UNREALIZED
PORTFOLIO                           SECURITIES      SECURITIES      DEPRECIATION
--------------------------------------------------------------------------------
Short-Term Corporate                    $ 418         $ (437)             $ (19)
High-Grade Bond                         3,478         (8,038)            (4,560)
High Yield Bond                           960        (12,162)           (11,202)
--------------------------------------------------------------------------------

At September 30, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                      --------------------------
                                          NUMBER      AGGREGATE
PORTFOLIO/                              OF SHORT     SETTLEMENT   NET UNREALIZED
FUTURES CONTRACTS                      CONTRACTS         VALUE      DEPRECIATION
--------------------------------------------------------------------------------
Short-Term Corporate/
 U.S. Treasury Note                          5           $ 501             $ (1)
 5-Year U.S. Treasury Note                  36           3,620              (20)
 2-Year U.S. Treasury Note                  12           2,400               (9)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2000, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                              (000)
                                        ----------------------------------------
                                                          COLLATERAL RECEIVED
                                                         -----------------------
                                         MARKET VALUE
                                            OF LOANED              U.S. TREASURY
PORTFOLIO                                  SECURITIES      CASH       SECURITIES
--------------------------------------------------------------------------------
High-Grade Bond                               $9,780     $7,961           $2,007
High Yield Bond                                1,509      1,586               --
--------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Funds

In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Corporate Portfolio, High-Grade Bond Portfolio, and High Yield Bond Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2000

THE VANGUARD(R)
  FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts,
 New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
 Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD SHIP LOGO]
THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are exclusive property of their respective owners.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell indexes.

Wilshire 5000(R) and Wilshire 4500 are trademarks of Wilshire Associates Incorporated.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q640 112000

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

                 STATEMENT OF NET ASSETS -- SEPTEMBER 30, 2000

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.
     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (U.S. government and agency issues, corporate bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS
Money Market Portfolio......... 1  High-Grade Bond Portfolio................. 11
Short-Term Corporate Portfolio. 5  High Yield Bond Portfolio................. 19
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Money Market Portfolio             Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.0%)
--------------------------------------------------------------------------------
Federal Home Loan Bank             6.423%       11/1/2000(1) $30,000    $ 29,981
Federal Home Loan Bank              6.62%       10/3/2000(1)  25,000      25,000
Federal Home Loan Bank              6.63%       10/3/2000(1)  25,000      25,000
Federal Home Loan Mortgage Corp.    6.42%       10/12/2000       213         213
Federal National Mortgage Assn.     6.45%       10/3/2000(1)  20,000      19,988
Federal National Mortgage Assn.    6.482%       10/3/2000(1)  10,000       9,994
Federal National Mortgage Assn.    6.485%       10/3/2000(1)  10,000       9,994
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $120,170)                                                         120,170
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Money Market Portfolio             Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (43.0%)
--------------------------------------------------------------------------------
BANK HOLDING COMPANY (3.5%)
Banc One Financial Corp.           6.581%      11/28/2000    $20,350     $20,137
Wells Fargo & Co.                  6.666%       11/6/2000     10,000       9,934
                                                                    ------------
                                                                          30,071
                                                                    ------------
FINANCE--AUTOMOBILES (2.1%)
DaimlerChrysler North America
 Holding Corp.                     6.594%       12/7/2000      1,600       1,581
DaimlerChrysler North America
 Holding Corp.                     6.608%      12/19/2000      4,800       4,731
DaimlerChrysler North America
 Holding Corp.                     6.657%      10/25/2000      1,400       1,394
DaimlerChrysler North America
 Holding Corp.                     6.676%      11/15/2000     10,600      10,513
Ford Motor Credit Co.              6.654%      10/18/2000        227         226
                                                                    ------------
                                                                          18,445
                                                                    ------------
FINANCE--OTHER (6.5%)
American Express Credit Corp.      6.531%       11/2/2000      3,511       3,491
American Express Credit Corp.      6.567%      11/15/2000      3,088       3,063
Centric Capital Corp.              6.702%      10/11/2000        470         469
Corporate Receivables Corp.        6.580%      10/13/2000      9,703       9,682
Dakota Certificates
 (CitiBank Credit Card
 Master Trust)                     6.653%       11/6/2000     16,700      16,591
Delaware Funding                   6.549%      10/23/2000     14,909      14,850
Enterprise Funding Corp.           6.591%      11/21/2000      1,149       1,138
International Business
 Machines Credit                   6.576%       11/8/2000      1,000         993
Preferred Receivables
 Funding Co.                       6.656%      10/20/2000      4,759       4,742
Three Rivers Funding               6.578%      10/16/2000        839         837
                                                                    ------------
                                                                          55,856
                                                                    ------------
INDUSTRIAL (13.6%)
Bayer Corp.                        6.569%      12/12/2000      7,925       7,822
Campbell Soup Co.                  6.589%      10/31/2000        400         398
Campbell Soup Co.                  6.589%       12/6/2000     10,000       9,881
Campbell Soup Co.                   6.67%      12/13/2000        400         395
Emerson Electric Co.                6.57%    10/6/2000(1)     15,000      15,000
Equilon Enterprises LLC            6.576%      10/27/2000      5,000       4,975
Equilon Enterprises LLC            6.607%       11/6/2000     11,295      11,221
Gannett Co.                        6.614%       11/8/2000     16,500      16,387
International Business
 Machines Corp.                     6.60%       11/1/2000      1,705       1,695
Lucent Technologies                6.567%      12/21/2000     17,400      17,147
Motorola Credit                    6.643%      10/27/2000      7,495       7,460
Proctor & Gamble                   6.553%      10/24/2000      4,886       4,866
Wal-Mart Stores Inc.               6.547%      11/14/2000      4,472       4,437
Wal-Mart Stores Inc.               6.561%      10/31/2000     15,500      15,416
                                                                    ------------
                                                                         117,100
                                                                    ------------
INSURANCE (4.3%)
AIG Funding Inc.                    6.55%       11/6/2000     22,000      21,857
Aegon NV                           6.562%       11/6/2000     15,000      14,903
                                                                    ------------
                                                                          36,760
                                                                    ------------
UTILITIES (2.7%)
AT&T Corp.                         6.573%      11/29/2000        500         495
BellSouth Capital Funding Corp.    6.618%      12/13/2000      4,230       4,174
National Rural Utilities
 Cooperative Financial             6.587%     11/20/2000       3,450       3,419
National Rural Utilities
 Cooperative Financial             6.596%      11/29/2000     12,000      11,873
National Rural Utilities
 Cooperative Financial             6.677%      11/15/2000      1,000         992
SBC Communications Inc.            6.589%       12/6/2000      1,925       1,902
                                                                    ------------
                                                                          22,855
                                                                    ------------

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Money Market Portfolio             Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
FOREIGN BANKS (3.0%)
ABN-AMRO North America Finance Inc.6.644%       3/28/2001    $ 9,720     $ 9,411
CBA (Delaware) Finance Inc.        6.665%      10/23/2000        572         570
Societe Generale N.A.              6.634%      10/23/2000     16,000      15,936
                                                                    ------------
                                                                          25,917
                                                                    ------------
FOREIGN GOVERNMENT (4.9%)
CDC Commercial Paper Inc.          6.591%      11/29/2000        650         643
CDC Commercial Paper Inc.          6.628%      10/18/2000      2,400       2,393
CDC Commercial Paper Inc.           6.63%      10/31/2000      2,984       2,968
CDC Commercial Paper Inc.          6.639%       11/1/2000     11,500      11,436
KFW International Finance Inc.      6.62%      10/12/2000      1,117       1,115
KFW International Finance Inc.     6.637%      10/30/2000      2,100       2,089
Oesterreichishce Kontrollbank      6.695%       11/6/2000      6,500       6,457
Reseau Ferre de France             6.654%      10/26/2000     12,631      12,574
Reseau Ferre de France             6.594%      11/30/2000      2,200       2,176
                                                                    ------------
                                                                          41,851
                                                                    ------------
FOREIGN INDUSTRIAL (2.4%)
Glaxo Wellcome PLC                 6.591%      11/17/2000      8,900       8,825
Glaxo Wellcome PLC                 6.638%      10/24/2000     12,274      12,223
                                                                    ------------
                                                                          21,048
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
 (COST $369,903)                                                         369,903
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (22.5%)
--------------------------------------------------------------------------------
U.S. BANKS (1.7%)
U.S. Bank N.A.                      6.62%   10/3/2000 (1)     10,000      10,000
U.S. Bank N.A.                      6.63%   10/3/2000 (1)      5,000       5,000
                                                                    ------------
                                                                          15,000
                                                                    ------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (20.8%)
ABN-AMRO Bank NV                    6.47%       1/18/2001      7,500       7,499
ABN-AMRO Bank NV                    6.69%        2/7/2001      5,000       4,999
Bayerische Hypo und Vereinsbank AG  6.55%      11/20/2000     17,000      17,000
Credit Agricole Indosuez            6.62%       11/7/2000     12,500      12,500
Dresdner Bank AG                    6.60%       11/7/2000     25,000      25,000
Lloyds Bank                         6.67%        2/8/2001     10,000       9,998
Lloyds Bank                         6.87%        4/2/2001      5,000       4,999
Lloyds Bank                         7.29%       5/16/2001      5,000       5,000
National Westminster Bank PLC       6.63%      10/26/2000        600         600
National Westminster Bank PLC       6.69%       3/13/2001     25,000      25,000
Rabobank Nederlanden                6.66%        2/5/2001     18,000      17,997
Rabobank Nederlanden                7.29%       5/16/2001      4,000       4,000
Toronto Dominion Bank               6.62%      10/26/2000     25,000      25,000
UBS AG                              6.53%       1/18/2001     19,100      19,097
                                                                    ------------
                                                                         178,689
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
 (COST $193,689)                                                         193,689
--------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (13.8%)
--------------------------------------------------------------------------------
BNP Paribas                         6.65%      10/13/2000      5,000       5,000
Bayerische Landesbank Girozentrale  6.60%      11/14/2000     15,000      15,000
Bayerische Landesbank Girozentrale  6.68%      10/23/2000     15,000      15,000

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Money Market Portfolio             Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
Barclays Bank PLC                   6.64%      10/31/2000    $20,000     $20,000
Halifax PLC                         6.60%       11/9/2000     10,000      10,000
ING Bank                            6.57%      10/23/2000     10,000      10,000
ING Bank                            6.70%       3/12/2000     16,000      16,000
Landesbank Baden-Wurttemberg        6.95%      11/20/2000     28,000      28,000
--------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
 (COST $119,000)                                                         119,000
--------------------------------------------------------------------------------
OTHER NOTES (5.7%)
--------------------------------------------------------------------------------
Abbey National Treasury Services    6.48%       1/18/2001      3,000       3,000
Bank of America N.A.                6.30%      10/10/2000      5,000       5,000
Bank of America N.A.                6.64%       11/2/2000      4,500       4,500
Bank of America N.A.                6.72%        2/5/2001      4,500       4,500
Bank of America N.A.                7.16%       6/13/2001      5,000       5,000
Bank of America N.A.                7.16%       6/14/2001      5,000       5,000
Bank of America N.A.                7.32%       5/16/2001      5,000       5,000
New Castle Certificates            6.657%       12/4/2000      5,000       4,942
New Castle Certificates            6.731%      10/31/2000      2,200       2,188
New Castle Certificates            6.732%      10/31/2000     10,000       9,945
--------------------------------------------------------------------------------
TOTAL OTHER NOTES
 (Cost $49,075)                                                           49,075
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
 (COST $851,837)                                                         851,837
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      11,018
Liabilities                                                              (2,225)
                                                                    ------------
                                                                           8,793
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 860,641,127 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                       $860,630
================================================================================

NET ASSET VALUE PER SHARE                                                  $1.00
================================================================================
* See Note A in Notes to Financial Statements.
* Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1) Adjustable Rate Note.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              Amount         Per
                                                               (000)       Share
--------------------------------------------------------------------------------
Paid in Capital                                             $860,641       $1.00
Undistributed Net Investment Income                               --          --
Accumulated Net Realized Losses                                 (11)          --
Unrealized Appreciation                                           --          --
--------------------------------------------------------------------------------
NET ASSETS                                                  $860,630       $1.00
================================================================================

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (87.0%)
Asset-Backed Securities (19.9%)
ANRC Auto Owner Trust               6.75%   12/15/2003(1)       $250       $ 250
ARG Funding Corp.                   5.88% 5/20/2003(1)(2)        250         247
Advanta Mortgage Loan Trust         5.98%    6/25/2014(1)        250         246
American Express Credit Account
 Master Trust                       5.85%   11/15/2006(1)        300         289
BMW Vehicle Owner Trust             6.41%    4/25/2003(1)        250         249
California Infrastructure & Econ.
 Dev. Bank
 Special Purpose Trust PG&E         6.31%    9/25/2008(1)        300         294
California Infrastructure & Econ.
 Dev. Bank
 Special Purpose Trust PG&E         6.32%    9/25/2005(1)        225         223
California Infrastructure & Econ.
 Dev. Bank
 Special Purpose Trust PG&E         6.38%    9/25/2008(1)        550         541
California Infrastructure & Econ.
 Dev. Bank
 Special Purpose Trust PG&E         6.42%    9/25/2008(1)        300         296
Capital Auto Receivables Asset Trust6.30%    5/15/2004(1)        111         111
Citibank Credit Card Issuance Trust 7.05%    9/15/2005(1)        125         125
Citibank Credit Card Issuance Trust 7.45%    9/15/2005(1)        210         210
Citibank Credit Card Trust I        5.55%     1/9/2006(1)        300         290
Citibank Credit Card Trust I        5.80%     2/7/2005(1)        100          98
Citibank Credit Card Trust I        6.55%    2/15/2004(1)        200         199
Citicorp Lease Pass-Through Trust   7.22% 6/15/2005(1)(2)        239         238
Countrywide Asset-Backed Certificate6.24%    9/25/2018(1)        300         295
DaimlerChrysler Auto Trust          7.09%    12/6/2003(1)        650         653
Dealer Auto Receivables Owner Trust 7.07%    5/17/2004(1)        400         402
EQCC Home Equity Loan Trust        6.223%    6/25/2011(1)        350         344
First Bank Corp. Card Master Trust  6.40%    2/15/2003(1)        875         869
Ford Credit Auto Owner Trust        7.40%    4/15/2005(1)        700         702
Ford Credit Auto Owner Trust        7.50%   10/15/2004(1)        100         101
Green Tree Home Equity Loan Trust   7.05%    9/15/2030(1)        250         250
Honda Auto Lease Trust              6.45%    3/15/2001(1)        400         397
MBNA Master Credit Card Trust I     6.70%    1/18/2005(1)        200         199
MBNA Master Credit Card Trust II    7.15%    1/15/2008(1)        500         504
Mellon Residential Funding Corp.
 Mortgage Pass-Through Certificates6.832%    2/25/2030(1)        282         279
Navistar Financial Corp.Owner Trust 5.95%    4/15/2003(1)        350         348
Navistar Financial Corp.Owner Trust 7.47%    2/15/2007(1)        250         252
Nissan Auto Receivables             7.01%    9/15/2003(1)        250         251
Onyx Acceptance Owner Trust         6.82%   11/15/2003(1)        225         225
Option One Mortgage Loan Trust      5.92%    5/25/2029(1)        300         295
PECO Energy Transition Trust        5.63%     3/1/2005(1)        321         315
PECO Energy Transition Trust        6.05%     3/1/2009(1)        125         119
PP&L Transition Trust               6.41%   12/26/2003(1)        400         399
PP&L Transition Trust               7.05%    6/25/2009(1)        125         125
Residential Asset Securities Corp.  6.00%    4/25/2020(1)        350         344
UAC Securitization Corp.            5.57%     9/8/2003(1)        322         321
UAC Securitization Corp.            6.31%    12/8/2006(1)        175         171
USAA Auto Owner Trust               6.95%    6/15/2004(1)        400         401
                                                                    ------------
                                                                          12,467
                                                                    ------------
FINANCE (29.9%)
 AUTO (1.4%)
 Ford Motor Credit Co.              5.75%       2/23/2004        400         382
 General Motors Acceptance Corp.    5.50%       1/14/2002        500         491

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
BANKS (10.8%)
Capital One Bank                    6.57%       1/27/2003       $250        244
Capital One Bank                    8.25%       6/15/2005        175         178
Citigroup                           7.45%        6/6/2002        725         733
Compass Bank                        6.45%        5/1/2009        100          89
Dime Bancorp Inc.                  6.375%       1/30/2001        150         149
Dime Bancorp Inc.                   7.00%       7/25/2001        100          99
First Maryland Bancorp              7.20%        7/1/2007        365         357
Firstar Bank Milwaukee              6.25%       12/1/2002        300         297
MBNA Corp.                         9.875%        6/1/2005        200         193
Mellon Financial Co.                5.75%      11/15/2003        291         283
Mercantile Bancorp                  6.80%       6/15/2001        300         299
Nationsbank Corp.                  6.375%       5/15/2005        300         292
Norwest Corp.                      6.125%      10/15/2000        425         425
PNC Funding Corp.                  6.875%        3/1/2001        291         294
Popular Inc.                        6.20%       4/30/2001        800         795
Provident Bank of Ohio             6.125%      12/15/2000        340         339
Southern National Corp.             7.05%       5/23/2003        500         498
US Bancorp                         6.875%       12/1/2004        490         483
Wachovia Corp.                      6.70%       6/21/2004        450         445
Wells Fargo & Co.                   6.50%        9/3/2002        240         239

CONSUMERS (1.1%)
American Express Credit Corp.      6.125%      11/15/2001         66          65
Aristar Inc.                       7.375%        9/1/2004        250         251
Sears Roebuck Acceptance Corp.      6.69%       4/30/2001        400         398

DIVERSIFIED (2.0%)
CIT Group Holdings                  6.25%       3/28/2001        200         199
Comdisco Inc.                       6.68%       6/29/2001        200         196
Comdisco Inc.                       7.25%       9/20/2001        275         270
Finova Capital Corp.                6.11%       2/18/2003        400         320
Heller Financial Inc.               8.00%       6/15/2005        250         257

INSURANCE (3.8%)
AIG SunAmerica Global Financing I   7.40%     5/5/2003(2)        300         305
AIG SunAmerica Global Financing II  7.60%    6/15/2005(2)        250         257
Conseco Inc.                        8.50%      10/15/2002        200         160
Conseco Inc.                        9.00%      10/15/2006        139          95
John Hancock Global Funding II      7.90%        7/2/2010        160         165
MONY Group Inc.                     8.35%       3/15/2010        250         253
Monumental Global Funding II        6.95%    10/1/2003(2)        410         411
Prudential Insurance Co. of America6.375%    7/23/2006(2)        200         189
USAA Capital Corp.                  7.54%    3/30/2005(2)        500         510

OTHER FINANCE (10.8%)
Bear, Stearns & Co., Inc.          6.125%        2/1/2003        250         245
Boeing Capital                      7.10%       9/27/2005        120         121
Cabot Industrial Properties LP     7.125%        5/1/2004        330         321
Chelsea GCA Realty Partner          7.75%       1/26/2001        150         150
Donaldson Lufkin & Jenrette, Inc.   8.00%        3/1/2005        600         615
First Industrial LP                 7.15%       5/15/2002        250         247
Goldman Sachs Group LP             7.125%     3/1/2003(2)        500         501

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
International Business Machines
 Credit Corp.                       6.64%      10/29/2001       $ 95         $95
International Business Machines
 Credit Corp.                       7.00%       1/28/2002        650         652
Lehman Brothers Holdings Inc.       6.25%        4/1/2003        500         490
Merrill Lynch & Co. Inc.            7.36%       7/24/2002        500         504
Morgan Stanley, Dean Witter & Co.  5.625%       1/20/2004        400         384
Morgan Stanley, Dean Witter & Co.  7.125%       8/15/2003        430         434
Oasis Residential Inc.              6.75%      11/15/2001        250         247
Reckson Operating Partnership LP    7.40%       3/15/2004        125         122
Regency Centers LP                  7.40%     4/1/2004(1)        100          98
Salomon Smith Barney Holdings Inc. 6.125%       1/15/2003        216         212
Salomon Smith Barney Holdings Inc.  7.30%       5/15/2002        350         351
Charles Schwab Corp.                8.05%        3/1/2010        250         257
Spear, Leeds & Kellogg LP           8.25%       8/15/2005        225         232
US West Capital Funding, Inc.      6.875%       8/15/2001        500         498
                                                                    ------------
                                                                          18,681
                                                                    ------------
INDUSTRIAL (24.1%)
American Stores Co.                 7.40%       5/15/2005        300         298
Apache Corp.                        9.25%        6/1/2002        375         387
BP America, Inc.                   9.375%       11/1/2000        400         401
Baker Hughes, Inc.                  5.80%       2/15/2003        150         146
Boston Scientific Corp.            6.625%       3/15/2005        310         290
CSC Enterprises                     6.50%   11/15/2001(2)        700         693
Computer Sciences Corp.             6.25%       3/15/2009        250         227
Computer Sciences Corp.             7.50%        8/8/2005        300         304
Continental Airlines, Inc. Pass
 Through Trust                     6.331%    7/19/2001(1)        100          98
Continental Airlines, Inc. Pass
 Through Trust                     7.434%    3/15/2006(1)        300         298
Cooper Tire & Rubber Co.            7.25%      12/16/2002        125         124
Cox Communications, Inc.            6.50%      11/15/2002        250         246
DaimlerChrysler North America
 Holding Corp.                      6.84%      10/15/2002        100         100
DaimlerChrysler North America
 Holding Corp.                      6.90%        9/1/2004        500         497
Delta Air Lines, Inc.             10.375%        2/1/2011        150         166
Delta Air Lines, Inc.               6.65%       3/15/2004        100          96
Delta Air Lines, Inc.               7.70%      12/15/2005        125         124
Diageo PLC                         6.125%       8/15/2005        150         144
E.I. du Pont de Nemours & Co.       6.75%      10/15/2004        500         499
ERAC USA Finance Co.                6.35%    1/15/2001(2)        200         199
Emerson Electric Co.               7.875%        6/1/2005        500         523
Enterprise Products                 8.25%       3/15/2005        350         357
Federal Express Corp.              9.875%        4/1/2002         65          67
Ford Motor Credit Co.               8.00%       6/15/2002        350         355
Harrahs Operating Co., Inc.         7.50%       1/15/2009        270         255
Hertz Corp.                        7.375%       6/15/2001        350         350
Hertz Corp.                         8.25%        6/1/2005        250         257
Hewlett-Packard Co.                 7.15%       6/15/2005        900         913
International Speedway Corp.       7.875%      10/15/2004        250         247
Kroger Co.                          6.34%        6/1/2001        425         422
Lockheed Martin Corp.               6.50%       4/15/2003        200         197
Monsanto Co.                       5.375%       12/1/2001        250         246
PanAmSat Corp.                      6.00%       1/15/2003        400         386
Park Place Entertainment            7.95%        8/1/2003        250         249
Park Place Entertainment            8.50%      11/15/2006        100         101
Parker Retirement Savings Plan Trust6.34% 7/15/2008(1)(2)        294         282
Praxair, Inc.                       6.70%       4/15/2001       $635         634

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
Raytheon Co.                        5.95%       3/15/2001       $300       $298
Raytheon Co.                        7.90%        3/1/2003(2)     250         254
Republic Services Inc.             6.625%       5/15/2004        200         190
Samsung Electronics America         9.75%        5/1/2003(2)     175         183
TCI Communications Inc.            6.375%        5/1/2003        400         394
Texas Instruments Inc.              7.00%       8/15/2004        400         400
Tosco Corp.                        7.625%       5/15/2006        152         153
Tosco Corp.                         8.25%       5/15/2003        250         256
Tosco Trust                         8.58%        3/1/2010(2)     250         253
TTX Co.                             7.02%      11/15/2001(2)     250         253
Tyco International Group Ltd.      6.875%        9/5/2002        250         249
United Air Lines, Inc.
 Pass-Through Trust                7.783%       7/1/2015(1)      350         354
The Upjohn Co. ESOP Trust           9.79%     10/18/2002(1)       69          73
VF Corp.                            7.60%      10/1/2002(1)      365         360
WMX Technologies Inc.               7.00%     10/15/2006         300         278
                                                                    ------------
                                                                          15,126
                                                                    ------------
Utilities (13.1%)
Alabama Power Co.                   7.85%       5/15/2003        350         356
Arizona Public Service Co.         5.875%       2/15/2004(3)     400         381
Boston Edison Co.                   6.80%       3/15/2003        465         462
Coastal Corp.                      10.00%        2/1/2001        400         403
Consolidated Edison                7.625%        3/1/2004        300         304
Detroit Edison Co.                  6.56%        5/1/2001        250         249
East Coast Power                   6.737%        4/6/2005        135         129
Edison International               6.875%       9/15/2004        415         405
FPL Group Capital                  7.625%       9/15/2006        300         305
Kern River Funding Corp.            6.72%       9/30/2001(2)     790         785
LG&E Capital Corp.                 6.205%        5/1/2004(2)     300         284
Limestone Electron Trust           8.625%       3/15/2003        500         510
NRG Northeast Generating LLC       8.065%      12/15/2004(1)(2)  500         501
NRG South Central Generating LLC   8.962%       3/15/2016(1)(2)  489         501
NYNEX Corp.                         9.55%        5/1/2010(1)     547         589
Osprey Trust                        8.31%       1/15/2003(2)     125         127
PPL Capital Funding                 7.75%       4/15/2005        200         200
Potomac Capital Investment Corp.    7.55%      11/19/2001(2)     150         150
Reliant Energy Mid-Atlantic
 Power Holding                     8.554%        7/2/2005(1)     350         357
Reliant Energy Resources           8.125%       7/15/2005        200         203
South Carolina Electric & Gas       7.50%       6/15/2005         70          71
Texas Utilities Co.                7.375%        8/1/2001        269         269
Transcontinental Gas Pipeline      8.875%       9/15/2002        300         309
Virginia Electric Power             6.30%       6/21/2001        250         249
Yosemite Security Trust             8.25%      11/15/2004(2)     100         102
                                                                    ------------
                                                                           8,201
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $54,545)                                                           54,475
--------------------------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)                                  (10.0%)
--------------------------------------------------------------------------------
Amvescap PLC                       6.375%       5/15/2003       $250        $244
Amvescap PLC                        6.60%       5/15/2005        100          96
BCH Cayman Islands Ltd.             6.50%       2/15/2006        200         193
Banco Santiago SA                   7.00%       7/18/2007        100          91
Bombardier Capital Inc.             7.30%      12/15/2002        400         401
Deutsche Telekom International
 Finance                            7.75%       6/15/2005       $200         205
--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
The Development Bank of Singapore
 Ltd.                              7.875%       8/10/2009(2)    $ 50          50
The Development Bank of Singapore
 Ltd.                              7.875%       4/15/2010(2)     300         302
Diageo PLC                         6.625%       6/24/2004        300         296
Israel Electric Corp.               7.25%      12/15/2006(2)     150         147
Israel Electric Corp.               7.75%        3/1/2009(2)     125         122
Kimberly-Clark de Mexico           8.875%        8/1/2009(2)      50          51
Koninklijke KPN NV                  7.50%       10/1/2005(2)      80          80
Korea Electric Power               10.00%        4/1/2001(2)     150         151
Korean Development Bank            7.125%       4/22/2004        150         147
Malaysia                            8.75%        6/1/2009        150         158
Marconi PLC                         7.75%       9/15/2010        250         247
National Australia Bank             8.60%       5/19/2010        150         160
National Westminster Bancorp Inc.   9.45%        5/1/2001        150         152
Noranda, Inc.                      8.625%       7/15/2002         75          76
Pemex Finance Ltd.                 6.125%        4/1/2002        347         340
Pemex Finance Ltd.                  9.14%       5/15/2003        400         412
Petro Geo-Services                  6.25%      11/19/2003        105         102
Petroliam Nasional Bhd.            7.125%      10/18/2006(2)     100          97
Pohang Iron & Steel Co. Ltd.       6.625%        7/1/2003        100          97
Republic of Argentina               0.00%       4/15/2001        100          95
Republic of Argentina               0.00%      10/15/2001        200         179
The State of Qatar                  9.50%       5/21/2009(2)     100         105
Telefonica Europe BV                7.35%       9/15/2005        125         125
United Mexican States               8.50%        2/1/2006        530         529
Vodafone Airtouch PLC              7.625%       2/15/2005(2)     400         408
Westpac Banking                    9.125%       8/15/2001        400         407
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
 (Cost $6,216)                                                             6,265
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
--------------------------------------------------------------------------------
New York State Power Auth.
 (Cost $246)                        6.05%      11/15/2001        250         248
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S.
 Government Obligations
 in a Pooled Cash Account
 (Cost $687)                        6.50%       10/2/2000        687         687
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(98.5%)
 (Cost $61,694)                                                           61,675
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
Short-Term Corporate Portfolio     Yield*            Date      (000)       (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      $1,462
Liabilities                                                                (552)
                                                                    ------------
                                                                             910
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 6,439,175 outstanding $.001 par value shares of
 beneficial interest(unlimited authorization)                            $62,585
================================================================================

NET ASSET VALUE PER SHARE                                                  $9.72
================================================================================
*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the aggregate value of these securities was $8,738,000, representing 13.9% of net assets.
(3) Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              AMOUNT         PER
                                                               (000)       SHARE
--------------------------------------------------------------------------------
Paid in Capital                                              $62,908       $9.77
Undistributed Net Investment Income                               --          --
Accumulated Net Realized Losses--Note E                        (274)       (.04)
Unrealized Depreciation--Note F
 Investment Securities                                          (19)          --
 Futures Contracts                                              (30)       (.01)
--------------------------------------------------------------------------------
NET ASSETS                                                   $62,585       $9.72
================================================================================

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.7%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.6%)
U.S. Treasury Bond                  5.50%       5/15/2009      $ 385       $ 374
U.S. Treasury Bond                 6.625%       2/15/2027      1,425       1,529
U.S. Treasury Bond                  6.75%       8/15/2026      5,300       5,767
U.S. Treasury Bond                 7.125%       2/15/2023      2,085       2,343
U.S. Treasury Bond                  7.50%      11/15/2024        725         853
U.S. Treasury Bond                 7.625%      11/15/2022      4,600       5,440
U.S. Treasury Bond                 7.875%       2/15/2021        115         138
U.S. Treasury Bond                  8.00%      11/15/2021      1,480       1,809
U.S. Treasury Bond                 8.125%       8/15/2019      3,720       4,545
U.S. Treasury Bond                 8.125%       8/15/2021      2,965       3,661
U.S. Treasury Bond                  8.50%       2/15/2020      1,570       1,990
U.S. Treasury Bond                  8.75%       5/15/2020        245         318
U.S. Treasury Bond                  8.75%       8/15/2020        420         546
U.S. Treasury Bond                 8.875%       8/15/2017      1,075       1,383
U.S. Treasury Bond                 8.875%       2/15/2019        790       1,027
U.S. Treasury Bond                 9.375%       2/15/2006      1,500       1,734
U.S. Treasury Bond                 10.00%       5/15/2010        125         144
U.S. Treasury Bond                 12.75%      11/15/2010        575         741
U.S. Treasury Bond                 13.25%       5/15/2014        170         250
U.S. Treasury Bond                 14.00%      11/15/2011      1,065       1,490
U.S. Treasury Note                 5.625%       5/15/2008      1,175       1,153
U.S. Treasury Note                  6.00%       8/15/2009      1,550       1,558
U.S. Treasury Note                 6.375%       4/30/2002      8,225       8,255
U.S. Treasury Note                  6.50%      10/15/2006        325         334
U.S. Treasury Note                 6.625%       4/30/2002      2,500       2,518
U.S. Treasury Note                 6.625%       5/15/2007        200         208
U.S. Treasury Note                  7.25%       5/15/2004        425         443
U.S. Treasury Note                 7.875%      11/15/2004      2,000       2,140
                                                                    ------------
                                                                          52,691
                                                                    ------------
AGENCY BONDS AND NOTES (8.2%)
Federal Farm Credit Bank            4.80%       11/6/2003      2,500       2,378
Federal Home Loan Bank             5.575%        9/2/2003      1,900       1,851
Federal Home Loan Bank             5.675%       8/18/2003      2,000       1,954
Federal Home Loan Bank             5.865%        9/2/2008      1,300       1,226
Federal Home Loan Bank              5.88%      11/25/2008        530         491
Federal Home Loan Bank              6.50%       8/15/2007      1,450       1,430
Federal Home Loan Bank             7.625%       5/14/2010      2,300       2,416
Federal Home Loan Mortgage Corp.   6.875%       1/15/2005      1,800       1,820
Federal Home Loan Mortgage Corp.    7.00%       7/15/2005      4,000       4,066
Federal Home Loan Mortgage Corp.    7.09%        6/1/2005        200         199
Federal National Mortgage Assn.     5.64%      12/10/2008      1,500       1,371
Federal National Mortgage Assn.     5.75%       4/15/2003      1,090       1,071
Federal National Mortgage Assn.     5.90%        7/9/2003      1,500       1,467
Federal National Mortgage Assn.     5.91%       8/25/2003        650         639
Federal National Mortgage Assn.     5.96%       4/23/2003        300         294
Federal National Mortgage Assn.     5.97%        7/3/2003      1,000         980
Federal National Mortgage Assn.     6.40%       5/14/2009      2,000       1,899
Federal National Mortgage Assn.     6.56%       4/23/2008      1,250       1,200
Tennessee Valley Auth.             7.125%         5/1/203      1,000       1,028
                                                                    ------------
                                                                          27,780
                                                                    ------------
--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (34.9%)
Federal Home Loan Mortgage Corp.    5.50%11/1/2008-3/1/2014(1) 1,578      $1,493
Federal Home Loan Mortgage Corp.    6.00%7/1/2005-5/1/2029(1) 11,167      10,608
Federal Home Loan Mortgage Corp.    6.50%10/1/2002-7/1/2029(1)17,897      17,357
Federal Home Loan Mortgage Corp.    7.00%7/1/2003-9/1/2029(1) 13,252      13,100
Federal Home Loan Mortgage Corp.    7.50%1/1/2007-4/1/2028(1)  7,273       7,327
Federal Home Loan Mortgage Corp.    8.00%10/1/2009-12/1/2027(1)3,160       3,230
Federal Home Loan Mortgage Corp.    8.50%5/1/2006-5/1/2027(1)    576         597
Federal Home Loan Mortgage Corp.    9.00%11/1/2005-5/1/2030(1)   531         551
Federal Home Loan Mortgage Corp.    9.50%1/1/2025-2/1/2025(1)     61          63
Federal Home Loan Mortgage Corp.   10.00%3/1/2017-11/1/2019(1)    39          41
Federal National Mortgage Assn.     5.50%        3/1/2001(1)      26          26
Federal National Mortgage Assn.     6.00%4/1/2001-3/1/2029(1)  5,786       5,501
Federal National Mortgage Assn.     6.50%9/1/2001-8/1/2029(1)  8,977       8,691
Federal National Mortgage Assn.     7.00%12/1/2003-1/1/2030(1) 7,005       6,910
Federal National Mortgage Assn.     7.50%7/1/2001-8/1/2030(1)  7,406       7,417
Federal National Mortgage Assn.     8.00%7/1/2007-8/1/2030(1)  2,810       2,862
Federal National Mortgage Assn.     8.50%10/1/2004-12/1/2026(1)  379         395
Federal National Mortgage Assn.     9.00%3/1/2020-4/1/2025(1)    194         206
Federal National Mortgage Assn.     9.50%6/1/2001-2/1/2025(1)     95         101
Federal National Mortgage Assn.    10.00%8/1/2020-8/1/2021(1)     59          62
Federal National Mortgage Assn.    10.50%        8/1/2020(1)      16          17
Government National Mortgage Assn.  6.00%3/15/2009-7/15/2029(1)2,679       2,525
Government National Mortgage Assn.  6.50%10/15/2008-7/15/2029(19,570       9,246
Government National Mortgage Assn.  7.00%10/15/2008-10/15/2029(1)8,113     8,037
Government National Mortgage Assn.  7.50%5/15/2008-11/15/2029(1)4,890      4,934
Government National Mortgage Assn.  8.00%3/15/2008-7/15/2030(1)4,103       4,201
Government National Mortgage Assn.  8.50%7/15/2009-4/15/2027(1)  760         788
Government National Mortgage Assn.  9.00%4/15/2016-7/15/2030(1)  961       1,006
Government National Mortgage Assn.  9.50%4/15/2017-12/15/2021(1) 176         188
Government National Mortgage Assn. 10.00%5/15/2020-1/15/2025(1)   90          95
Government National Mortgage Assn. 10.50%       5/15/2019(1)      27          29
Government National Mortgage Assn. 11.00%      10/15/2015(1)      18          20
Government National Mortgage Assn. 11.50%       2/15/2013(1)      15          16
Resolution Trust Corp.
 Collateralized Mortgage
 Obligations                       10.35%       8/25/2021(1)      42          42
                                                                    ------------
                                                                         117,682
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $198,733)                                                         198,153
--------------------------------------------------------------------------------
CORPORATE BONDS (32.6%)
Asset-Backed Securities (2.7%)
ARG Funding Corp.                   5.88%    5/20/2003(1)(2)   1,350       1,334
Advanta Mortgage Loan Trust         6.21%      11/25/2016(1)   1,000         982
CIT RV Trust                        5.96%       4/15/2011(1)     450         444
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E    6.42%       9/25/2008(1)     375         369
Citicorp Lease Pass-Through Trust   7.22%       6/15/2005(1)(2)  167         167
Citicorp Lease Pass-Through Trust   8.04%      12/15/2019(1)     500         500
Discover Card Master Trust          5.65%      11/15/2004(1)     200         196
First USA Credit Card Master Trust  6.42%       3/17/2005(1)   1,250       1,243
Ford Credit Auto Owner Trust        7.40%       4/15/2005(1)      500        502
MMCA Automobile Trust               6.80%       8/15/2003(1)      800        797

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
PECO Energy Transition Trust        5.63%        3/1/2005(1) $ 1,900     $ 1,865
PECO Energy Transition Trust        6.05%        3/1/2009(1)     225         215
                                                                    ------------
                                                                           8,614
                                                                    ------------
FINANCE (11.8%)
Allstate Corp.                      7.20%       12/1/2009        300         295
American General Capital II         8.50%        7/1/2030        300         299
Associates Corp.                    6.50%      10/15/2002        650         646
Associates Corp.                    7.50%       4/15/2002        600         605
Avalon Properties Inc.             6.875%      12/15/2007        450         426
BT Capital Trust B                  7.90%       1/15/2027        200         176
Bank of America Corp.              9.375%       9/15/2009        500         561
Bank of New York Capital I          7.97%      12/31/2026        400         371
BankAmerica Corp.                  6.625%       6/15/2004        525         520
BankAmerica Corp.                  10.00%        2/1/2003        200         213
Bear, Stearns & Co., Inc.          6.625%       1/15/2004        200         196
CIT Group Inc.                     7.375%       3/15/2003      1,000       1,008
CNA Financial Corp.                 6.50%       4/15/2005        525         486
Case Credit Corp.                   6.15%        3/1/2002      2,250       2,180
Chase Capital I                     7.67%       12/1/2026        400         361
Chase Manhattan Corp.               6.00%       11/1/2005        575         547
Chase Manhattan Corp.               6.50%        8/1/2005        175         170
CIGNA Corp.                        7.875%       5/15/2027        450         434
Citicorp                           7.625%        5/1/2005        300         307
Citicorp Capital II                8.015%       2/15/2027        500         465
Conseco Inc.                        9.00%      10/15/2006        700         476
CoreStates Capital Corp.           9.375%       4/15/2003        250         261
Donaldson Lufkin & Jenrette, Inc.   6.00%       12/1/2001      3,000       2,957
ERAC USA Finance Co.                7.95%      12/15/2009(2)     400         396
Equitable Companies Inc.            7.00%        4/1/2028        140         127
Equity Residential Properties       6.55%      11/15/2001        550         544
Finova Capital Corp.               5.875%      10/15/2001        750         645
Finova Capital Corp.                7.25%       11/8/2004        950         708
First Chicago Corp.                11.25%       2/20/2001        300         305
First Union Corp.                   7.55%       8/18/2005        750         760
Fleet Boston Financial Corp.        7.25%       9/15/2005      1,000       1,007
Fleet Capital Trust II              7.92%      12/11/2026        400         362
Ford Motor Credit Co.              5.125%      10/15/2001      2,100       2,057
Ford Motor Credit Co.              6.375%        2/1/2029        500         403
Ford Motor Credit Co.               7.00%       9/25/2001        400         399
Ford Motor Credit Co.              7.375%      10/28/2009        300         294
General Motors Acceptance Corp.     5.50%      12/15/2001        750         738
HRPT Properties Trust               6.75%      12/18/2002        750         735
John Hancock Global Funding II      7.90%        7/2/2010(2)   1,000       1,032
Household Finance Corp.             6.40%       6/17/2008        125         117
Household Finance Corp.             7.65%       5/15/2007        400         406
JDN Realty Corp.                    6.80%        8/1/2004        350         281
Lehman Brothers Holdings Inc.       6.25%        4/1/2003        850         832
Lehman Brothers Holdings Inc.      6.625%        2/5/2006        525         506
MBNA America Bank NA                7.75%       9/15/2005        750         752
M&T Bank                            8.00%       10/1/2010        350         350
Mack-Cali Realty                    7.00%       3/15/2004      1,000         972
MONY Group Inc.                     8.35%       3/15/2010        900         910
--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.  7.125%       1/15/2003    $ 2,200     $ 2,213
NationsBank Corp.                   7.00%       9/15/2001        200         200
NB Capital Trust IV                 8.25%       4/15/2027        200         190
NCNB Corp.                          9.50%        6/1/2004        150         160
Popular Inc.                       7.375%       9/14/2001        775         775
Private Export Funding Corp.        7.20%       1/15/2010        600         616
Reckson Operating Partnership LP    7.75%       3/15/2009        500         478
Security Capital Pacific Trust      8.05%        4/1/2017        150         141
Simon DeBartolo Group, Inc.         6.75%       7/15/2004        250         240
Spear, Leeds & Kellogg LP           8.25%       8/15/2005(2)   1,000       1,032
Summit Properties Inc.              6.95%       8/15/2004        700         679
Susa Partnership                    7.50%       12/1/2027        175         147
Toyota Motor Credit Corp.           5.50%       9/17/2001      1,750       1,726
Travelers Property Casualty Corp.   7.75%       4/15/2026        275         270
Wells Fargo Capital I               7.96%      12/15/2026        400         371
Wells Fargo Co.                     6.50%        9/3/2002      1,100       1,096
                                                                    ------------
                                                                          39,932
                                                                    ------------
INDUSTRIAL (12.5%)
Ahold Finance USA Inc.              8.25%       7/15/2010        500         506
Alcoa Inc.                          7.25%        8/1/2005        250         254
Alcoa Inc.                         7.375%        8/1/2010        300         303
Allied Signal Inc.                  6.20%        2/1/2008        500         470
American Airlines (Equipment
 Trust Certificates-A)             6.855%       4/15/2009        374         368
American Airlines (Equipment
 Trust Certificates-A)             7.024%      10/15/2009        200         191
Anadarko Petroleum Corp.            7.20%       3/15/2029        500         464
Anheuser-Busch Cos., Inc.           7.10%       6/15/2007        450         450
Anheuser-Busch Cos., Inc.          7.125%        7/1/2017        150         142
Anheuser-Busch Cos., Inc.          7.375%        7/1/2023         75          70
Applied Materials, Inc.             8.00%        9/1/2004        100         102
Archer-Daniels-Midland Co.         8.875%       4/15/2011        180         196
Auburn Hills                       12.00%        5/1/2020        115         164
C.R. Bard, Inc.                     6.70%       12/1/2026        450         424
Bayer Corp.                         6.65%       2/15/2028(2)     350         313
Black & Decker Corp.                7.50%        4/1/2003        500         502
The Boeing Co.                     6.625%       2/15/2038        400         349
Burlington Northern Santa Fe Corp. 6.375%      12/15/2005        100          96
Burlington Northern Santa Fe Corp.  6.75%       3/15/2029        250         211
Burlington Northern Santa Fe Corp. 6.875%       2/15/2016        300         269
Burlington Northern Santa Fe Corp.  7.00%      12/15/2025        200         176
CSX Corp.                           8.10%       9/15/2022        150         147
CSX Corp.                          8.625%       5/15/2022         50          51
Caterpillar Co.                    7.375%        3/1/2097        300         267
Chrysler Corp.                      7.45%        2/1/2097        100          91
Clear Channel Communications        7.65%       9/15/2010      1,000         992
Clear Channel Communications       7.875%       6/15/2005        250         255
Coastal Corp.                       6.50%       5/15/2006        250         241
Comcast Cablevision                8.375%        5/1/2007        400         419
Comcast Cablevision                8.875%        5/1/2017        350         378
Conagra Inc.                        7.50%       9/15/2005        500         502
Conrail Corp.                       9.75%       6/15/2020        100         114
Continental Airlines, Inc.
 (Equipment Trust Certificates)    6.648%       3/15/2019        369         339
Cox Enterprises                    7.875%       9/15/2010(2)   1,000         990
Cyprus Minerals                    6.625%      10/15/2005        400         375
DaimlerChrysler North America
 Holding Corp.                      6.90%        9/1/2004      1,000         994

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Dayton Hudson Corp.                 6.65%        8/1/2028      $ 400       $ 344
Dayton Hudson Corp.                 6.75%        1/1/2028        250         218
Deere & Co.                         8.50%        1/9/2022        100         105
Delta Air Lines, Inc.               8.30%      12/15/2029        500         447
Delta Air Lines, Inc. (Equipment
 Trust Certificates)                8.54%        1/2/2007(1)     172         171
Dillard's Department Stores         7.75%       5/15/2027        250         154
Dillard's Department Stores         7.85%       10/1/2012        300         216
Duke Energy Field Services          7.50%       8/16/2005        500         504
E.I. du Pont de Nemours & Co.       6.75%      10/15/2004        400         399
E.I. du Pont de Nemours & Co.      6.875%      10/15/2009        100          98
Eastman Chemical Co.               6.375%       1/15/2004        400         385
Eastman Chemical Co.                7.25%       1/15/2024        100          89
Enterprise Products                 8.25%       3/15/2005      2,100       2,139
Federated Department Stores, Inc.   7.00%       2/15/2028        100          80
First Data Corp.                   6.625%        4/1/2003        125         124
Ford Capital BV                    9.875%       5/15/2002        400         415
Ford Motor Co.                      8.90%       1/15/2032        500         531
Ford Motor Co.                      9.98%       2/15/2047         65          77
Georgia-Pacific Corp.               7.75%      11/15/2029        250         227
Harrahs Operating Co., Inc.         7.50%       1/15/2009        300         284
International Business Machines
 Corp.                             7.125%       12/1/2096        450         420
International Paper Co.            7.875%        8/1/2006        100         101
Kowloon-Canton Railway              8.00%       3/15/2010        100         102
Kroger Co.                         7.625%       9/15/2006        300         298
Kroger Co.                          7.65%       4/15/2007        350         347
Kroger Co.                          7.80%       8/15/2007        250         249
Kroger Co.                          8.00%       9/15/2029        125         119
May Department Stores Co.           9.75%       2/15/2021        100         112
McDonald's Corp.                    6.75%       2/15/2003        230         230
Mobil Corp.                        7.625%       2/23/2033        200         193
Monsanto Co.                        5.75%       12/1/2005      1,000         954
News America Holdings Inc.          8.50%       2/15/2005        300         313
Norfolk Southern Corp.              7.40%       9/15/2006        270         269
Norfolk Southern Corp.              7.90%       5/15/2097         50          47
Norfolk Southern Corp.             8.375%       5/15/2005        600         624
Norfolk Southern Corp.             8.625%       5/15/2010        150         159
Northrop Grumman Corp.             9.375%      10/15/2024        400         414
Occidental Petroleum Corp.          8.50%       11/9/2001        750         758
Philip Morris Cos., Inc.            7.00%       7/15/2005        150         146
Philip Morris Cos., Inc.            8.25%      10/15/2003        150         152
Phillips Petroleum Co.              8.75%       5/25/2010        650         706
Phillips Petroleum Co.              8.50%       5/25/2005        700         738
Praxair, Inc.                       6.75%        3/1/2003        500         495
Raytheon Co.                        6.50%       7/15/2005      1,100       1,062
Raytheon Co.                        7.90%        3/1/2003(2)     500         508
Rohm & Haas Co.                     6.95%       7/15/2004        200         199
Rohm & Haas Co.                     7.40%       7/15/2009        100         100
Rohm & Haas Co.                     7.85%       7/15/2029        325         320
Safeway Inc.                        6.85%       9/15/2004        700         689
Safeway Inc.                        7.00%       9/15/2007        550         533
Sears, Roebuck & Co. Acceptance
 Corp.                              6.75%       9/15/2005        150         145
Sprint Capital Corp.                6.50%      11/15/2001      1,800       1,789
TCI Communications Inc.            6.375%        5/1/2003      1,050       1,033
Texaco Capital Corp.               8.875%        9/1/2021        150         169

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Time Warner Entertainment          8.375%       3/15/2023      $ 350       $ 361
Time Warner Inc.                    7.75%       6/15/2005      1,250       1,278
Time Warner Inc.                    8.18%       8/15/2007        250         260
Tyco International Group SA        6.875%        9/5/2002        500         498
Tyco International Group SA        6.875%       1/15/2029        500         436
Union Carbide Corp.                 6.75%        4/1/2003        200         199
Union Carbide Corp.                 7.75%       10/1/2096        125         120
Union Carbide Corp.                7.875%        4/1/2023        125         125
Union Oil of California            6.375%        2/1/2004        200         195
Union Pacific Corp.                6.625%        2/1/2029        500         417
Viacom Inc.                         7.70%       7/30/2010        200         204
Viacom Inc.                         7.75%        6/1/2005      1,000       1,025
Viacom Inc.                        7.875%       7/30/2030        125         126
Westvaco Corp.                      8.20%       1/15/2030        500         492
Worldcom Inc.                       6.25%       8/15/2003      2,000       1,965
Worldcom Inc.                       8.00%       5/15/2006        250         258
                                                                    ------------
                                                                          42,349
                                                                    ------------
UTILITIES (5.6%)
AT&T Corp.                          8.35%       1/15/2025        140         138
Ameritech Capital Funding           6.15%       1/15/2008        775         719
Ameritech Capital Funding           7.50%        4/1/2005        300         305
CMS Panhandle Holding Co.          6.125%       3/15/2004        100          96
CMS Panhandle Holding Co.           6.50%       7/15/2009        300         272
CMS Panhandle Holding Co.           7.00%       7/15/2029        200         170
Coastal Corp.                       6.50%        6/1/2008        100          94
Coastal Corp.                       7.42%       2/15/2037        175         162
Coastal Corp.                       7.75%      10/15/2035        250         241
Commonwealth Edison                7.375%       9/15/2002      1,000       1,010
Commonwealth Edison                 7.50%        7/1/2013        250         246
Dominion Resources Inc.            8.125%       6/15/2010        500         517
Edison International               6.875%       9/15/2004        900         878
El Paso Energy Corp.                6.75%       5/15/2009      1,000         950
Enron Corp.                         6.40%       7/15/2006        250         240
Enron Corp.                         6.75%        8/1/2009        450         429
Enron Corp.                        7.125%       5/15/2007        150         147
Enron Corp.                        9.125%        4/1/2003        500         523
GTE South Inc.                     6.125%       6/15/2007        500         471
KN Energy, Inc.                     6.45%        3/1/2003        250         245
MCI Communications Corp.            6.50%       4/15/2010        200         187
MCI Communications Corp.            7.50%       8/20/2004        250         253
Michigan Bell Telephone Co.         7.50%       2/15/2023        175         162
National Rural Utility Co.          5.00%       10/1/2002        500         485
National Rural Utility Co.          6.20%        2/1/2008        650         606
New England Telephone &
 Telegraph Co.                     6.875%       10/1/2023        175         152
New England Telephone &
 Telegraph Co.                     7.875%      11/15/2029        500         503
New York Telephone Co.             6.125%       1/15/2010        750         677
Pacific Bell Telephone Co.          7.25%        7/1/2002        225         227
Qwest Capital Funding, Inc.         7.90%       8/15/2010(2)     750         763
Reliant Energy Resources           8.125%       7/15/2005(2)     800         812
Southern California Edison Co.     6.375%       1/15/2006        650         617
Southwestern Bell Telephone Co.    7.625%        3/1/2023        475         445
Texas Utilities Co.                 7.17%        8/1/2007        850         840
Texas Utilities Co.                7.875%        3/1/2023        110         106

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Texas Utilities Co.                 8.25%        4/1/2004      $ 100       $ 104
US West Capital Funding, Inc.      6.125%       7/15/2002      1,000         984
US West Communications Inc.         7.20%       11/1/2004      1,000       1,000
US West Communications Inc.        7.625%        6/9/2003(2)     700         709
Virginia Electric & Power Co.      6.625%        4/1/2003        200         199
Virginia Electric & Power Co.       6.75%       10/1/2023        500         432
Yosemite Security Trust             8.25%      11/15/2004(2)     775         787
                                                                    ------------
                                                                          18,903
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $113,428)                                                         109,798
--------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. Dollar-Denominated)(7.4%)
--------------------------------------------------------------------------------
Abbey National PLC                  7.95%      10/26/2029        700         699
Barclays Bank PLC                   8.55%       6/15/2011(2)     450         452
Canadian National Railway Co.       6.80%       7/15/2018        450         398
Canadian National Railway Co.       6.90%       7/15/2028        200         173
Celulosa Arauco                    8.625%       8/15/2010        500         496
Cemex SA                           8.625%       7/18/2003(2)   1,500       1,517
China Telecom                      7.875%       11/2/2004      1,100       1,112
DBS Group Holdings Ltd.            7.875%       4/15/2010(2)     500         504
Embotelladora Andina SA            7.875%       10/1/2097        350         270
Grand Metropolitan Investment Corp. 9.00%       8/15/2011        400         441
Grupo Televisa SA                  8.625%       8/8/2005       1,000         994
Hanson Overseas                    7.375%       1/15/2003        400         401
Inter-American Development Bank     8.50%       3/15/2011        130         145
Israel Electric Corp.               7.75%        3/1/2009(2)     450         440
KFW International Finance, Inc.    7.625%       2/15/2004        300         308
Korea Electric Power                7.00%        2/1/2007        275         257
Korea Electric Power                7.75%        4/1/2013        600         568
Korean Development Bank            7.125%       4/22/2004      1,100       1,077
Malaysia                            8.75%        6/1/2009      1,000       1,052
Marconi PLC                         7.75%       9/15/2010        500         495
National Australia Bank             6.60%      12/10/2007        400         377
National Westminster Bancorp Inc.  9.375%      11/15/2003        350         374
Noranda, Inc.                      8.625%       7/15/2002        370         375
Northern Telecom Ltd.              6.875%        9/1/2023        250         223
Petro-Canada                        9.25%      10/15/2021        500         565
Petro Geo-Services                 7.125%       3/30/2028        430         371
Petro Geo-Services                  7.50%       3/31/2007        250         247
Petroliam Nasional Bhd.            8.875%        8/1/2004(2)     550         571
Province of British Columbia        7.00%       1/15/2003        170         171
Province of Manitoba                9.25%        4/1/2020        120         144
Province of Manitoba               9.625%       12/1/2018        100         124
Province of New Brunswick           8.75%        5/1/2022        200         227
Province of New Brunswick           9.75%       5/15/2020        500         615
Province of Newfoundland            7.32%      10/13/2023        350         334
Province of Newfoundland            9.00%        6/1/2019        300         338
Province of Ontario                7.375%       1/27/2003        110         112
Province of Ontario                 7.75%        6/4/2002        200         203
Province of Ontario                 8.00%      10/17/2001      1,500       1,517
Province of Saskatchewan           7.125%       3/15/2008        200         199
Province of Saskatchewan            8.00%       7/15/2004        550         572
Republic of Finland                7.875%       7/28/2004        350         365
Republic of Portugal                5.75%       10/8/2003        650         636

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High-Grade Bond Portfolio          Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Republic of South Africa           9.125%       5/19/2009      $ 100       $ 100
The State of Qatar                  9.50%       5/21/2009(2)     550         579
The State of Qatar                  9.75%       6/15/2030        300         307
Swiss Bank Corp.-New York           7.00%      10/15/2015        500         469
Swiss Bank Corp.-New York          7.375%       6/15/2017        100          96
Telefonica de Argentina           11.875%       11/1/2004      1,000       1,045
Telefonica Europe BV                7.75%       9/15/2010        500         502
TPSA Finance BV                     7.75%      12/10/2008(2)     290         279
United Mexican States               6.25%      12/31/2019        500         444
United Mexican States              9.875%        2/1/2010         50          53
United Mexican States             11.375%       9/15/2016        600         697
--------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
 (COST $25,380)                                                           25,030
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note G   6.47%       10/2/2000      7,961       7,961
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account           6.50%       10/2/2000      3,162       3,162
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $11,123)                                                           11,123
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
 (COST $348,664)                                                         344,104
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       8,025
Liabilities--Note G                                                     (14,693)
                                                                    ------------
                                                                         (6,668)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 32,565,079 outstanding $.001 par value shares of
 beneficial interest (unlimited authorization)                          $337,436
================================================================================

NET ASSET VALUE PER SHARE $10.36
================================================================================
*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the aggregate value of these securities was $13,185,000, representing 3.9% of net assets.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              AMOUNT         PER
                                                               (000)       SHARE
--------------------------------------------------------------------------------
Paid in Capital                                             $345,255      $10.60
Undistributed Net Investment Income                               --          --
Accumulated Net Realized Losses--Note E                      (3,259)       (.10)
Unrealized Depreciation--Note F                              (4,560)       (.14)
--------------------------------------------------------------------------------
NET ASSETS                                                  $337,436      $10.36
================================================================================

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High Yield Portfolio               Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (95.3%)
--------------------------------------------------------------------------------
FINANCE (3.4%)
Bank United Corp.                  8.875%        5/1/2007      $ 750       $ 763
Chevy Chase Savings Bank            9.25%       12/1/2008      1,250       1,150
Imperial Credit Industries, Inc.   9.875%       1/15/2007        450         225
Navistar Financial Corp.            9.00%        6/1/2002      1,000         995
Sovereign Bancorp, Inc.            10.50%      11/15/2006        750         763
Western Financial Savings Bank      8.50%        7/1/2003      1,000         925

4,821

INDUSTRIAL (85.3%)
Aerospace and Defense (1.5%)
Argo-Tech Corp.                    8.625%       10/1/2007        250         206
K & F Industries, Inc.              9.25%      10/15/2007        750         724
L-3 Communications Corp.          10.375%        5/1/2007        500         511
Newport News Shipbuilding Inc.     8.625%       12/1/2006        750         742
Automotive (3.5%)
Accuride Corp.                      9.25%        2/1/2008      1,000         850
Delco Remy International Inc.     10.625%        8/1/2006        750         731
Dura Operating Corp.                9.00%        5/1/2009        500         420
Federal-Mogul Corp.                 8.80%       4/15/2007      1,000         380
Hayes Wheels International, Inc.   11.00%       7/15/2006        500         475
LDM Technologies Inc.              10.75%       1/15/2007        500         325
Lear Corp.                          7.96%       5/15/2005      1,000         956
Tenneco Inc.                      11.625%      10/15/2009      1,250         800

BUILDING MATERIALS (2.4%)
American Standard Cos. Inc.        7.375%        2/1/2008      2,250       2,109
Nortek, Inc. B                      9.25%       3/15/2007        750         712
Werner Holdings Co., Inc.          10.00%      11/15/2007        650         632

CABLE (12.0%)
Adelphia Communications Corp.      8.375%        2/1/2008      1,000         865
CSC Holdings, Inc.                 7.875%      12/15/2007        750         734
CSC Holdings, Inc.                 8.125%       8/15/2009        750         743
CSC Holdings, Inc.                  9.25%       11/1/2005        500         504
CSC Holdings, Inc.                 9.875%       2/15/2013      1,000       1,020
Century Communications Inc.        8.875%       1/15/2007      1,500       1,365
Charter Communications
 Holdings LLC                      8.625%        4/1/2009      2,400       2,154
Classic Cable Inc.                 10.50%        3/1/2010        750         638
Hyperion Telecommunications, Inc.  12.25%        9/1/2004        650         640
Insight Midwest                     9.75%       10/1/2009        750         752
Jones Intercable Inc.              7.625%       4/15/2008      1,000         993
Lenfest Communications, Inc.       8.375%       11/1/2005      1,250       1,308
NTL Communications Corp.          11.875%       10/1/2010(1)     750         733
NTL Inc.                           10.00%       2/15/2007      1,000         925
Telewest Communications            9.875%        2/1/2010(1)   1,115       1,026
USA Networks Inc.                   6.75%      11/15/2005      1,500       1,462
United Pan-Europe
 Communications NV                 11.25%        2/1/2010      1,130         983
United Pan-Europe
 Communications NV                 11.50%        2/1/2010        170         148

CHEMICALS (3.5%)
ARCO Chemical Co.                   9.80%        2/1/2020      1,500       1,470
Acetex Corp.                        9.75%       10/1/2003        750         720

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High Yield Portfolio               Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Buckeye Cellulose Corp.             8.50%      12/15/2005      $ 500       $ 490
Huntsman Corp.                      9.50%        7/1/2007(1)     750         608
Lilly Industries, Inc.              7.75%       12/1/2007      1,250       1,170
Lyondell Chemical Co.              9.625%        5/1/2007         250        243
Sovereign Specialty Chemicals,
 Inc.                             11.875%       3/15/2010        250         251
Consumer Goods and Services (1.7%)
Scotts Co.                         8.625%       1/15/2009(1)     500         482
Sealy Mattress, Inc.               9.875%      12/15/2007      1,000         970
True Temper Sports, Inc.          10.875%       12/1/2008      1,000         975

CONTAINERS (2.2%)
BWAY Corp.                         10.25%       4/15/2007        500         480
Owens-Illinois, Inc.                8.10%       5/15/2007      2,125       1,732
Silgan Holding Inc.                 9.00%        6/1/2009      1,000         920

ENERGY AND RELATED GOODS AND SERVICES (6.1%)
AmeriGas Partners, LP B           10.125%       4/15/2007        600         600
Cross Timbers Oil Co.               9.25%        4/1/2007        400         401
Newfield Exploration Co.            7.45%      10/15/2007        750         707
Newpark Resources, Inc.            8.625%      12/15/2007        500         473
Oryx Energy Co.                    8.125%      10/15/2005        500         518
P & L Coal Holdings Corp.          8.875%       5/15/2008      1,050       1,040
Pioneer Natural Resources Co.      9.625%        4/1/2010      1,250       1,316
Plains Resources, Inc.             10.25%       3/15/2006        500         507
Pride Petroleum Services, Inc.     9.375%        5/1/2007        750         767
RBF Finance Co.                    11.00%       3/15/2006      1,000       1,155
Tesoro Petroleum Corp.              9.00%        7/1/2008        500         490
Tuboscope Inc.                      7.50%       2/15/2008        750         685

FOOD AND LODGING (1.0%)
B & G Foods, Inc.                  9.625%        8/1/2007        500         357
New World Pasta Co.                 9.25%       2/15/2009      1,000         610
Tricon Global Restaurants, Inc.     7.65%       5/15/2008        500         467

GENERAL INDUSTRIAL (5.8%)
Allied Waste North America Inc.    7.625%        1/1/2006      1,500       1,342
Consumers International            10.25%        4/1/2005        925         370
Crown Cork & Seal Co., Inc.        8.375%       1/15/2005        750         711
Idex Corp.                         6.875%       2/15/2008        550         503
International Wire Group           11.75%        6/1/2005        500         504
Mastec, Inc.                        7.75%        2/1/2008      1,250       1,188
Neenah Corp.                      11.125%        5/1/2007      1,035         802
Park-Ohio Industries, Inc.          9.25%       12/1/2007        680         605
Roller Bearing Co. of America Inc  9.625%       6/15/2007        500         460
Terex Corp.                        8.875%        4/1/2008        500         450
Waste Management, Inc.             6.875%       5/15/2009      1,500       1,345

HEALTH CARE (6.6%)
Bergen Brunswig Corp.              7.375%       1/15/2003        650         608
Beverly Enterprises Inc.            9.00%       2/15/2006        500         465
Columbia/HCA Healthcare Corp.       7.25%       5/20/2008      1,950       1,815
HCA--The Healthcare Co.             8.75%        9/1/2010      1,000       1,013
Leiner Health Products, Inc.       9.625%        7/1/2007        355         153

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High Yield Portfolio               Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
Lifepoint Hospitals Holding Corp.  10.75%       5/15/2009      $ 500       $ 525
Owens & Minor, Inc.               10.875%        6/1/2006        500         516
Tenet Healthcare Corp.             8.125%       12/1/2008      1,750       1,680
Tenet Healthcare Corp.             8.625%       1/15/2007      1,000         990
Triad Hospitals Holdings, Inc.     11.00%       5/15/2009        640         656
Warner Chilcott Inc.              12.625%       2/15/2008(1)     750         773

HOME BUILDING AND REAL ESTATE (2.3%)
CapStar Hotel Co.                   8.75%       8/15/2007        500         471
Kaufman & Broad Home Corp.          7.75%      10/15/2004        500         478
Standard Pacific Corp.              8.50%       6/15/2007        500         473
Toll Corp.                          7.75%       9/15/2007      1,000         940
Del E. Webb Corp.                  10.25%       2/15/2010      1,000         955

MEDIA AND ENTERTAINMENT (7.5%)
Chancellor Media Corp.             8.125%      12/15/2007         35          35
Chancellor Media Corp.              8.75%       6/15/2007        250         252
Citadel Broadcasting Co.            9.25%      11/15/2008        500         499
EchoStar DBS Corp.                 9.375%        2/1/2009      2,525       2,474
Emmis Communications Corp.         8.125%       3/15/2009        775         736
Fox/Liberty Networks LLC           8.875%       8/15/2007      1,375       1,396
Lin Television Corp.               8.375%        3/1/2008        600         571
Mail-Well Corp.                     8.75%      12/15/2008      1,135         970
PRIMEDIA, Inc.                     7.625%        4/1/2008      1,000         910
RCN Corp.                          10.00%      10/15/2007        900         657
Von Hoffman Press Inc.            10.875%       5/15/2007(1)     405         373
World Color Press, Inc.            8.375%      11/15/2008      1,000         970
Young Broadcasting Inc.             9.00%       1/15/2006        750         724

METAL (3.2%)
AK Steel Corp.                     7.875%       2/15/2009      1,000         910
AK Steel Corp.                     9.125%      12/15/2006      1,000         992
Armco, Inc.                         9.00%       9/15/2007        500         470
Bethlehem Steel Corp.             10.375%        9/1/2003        400         392
LTV Corp.                           8.20%       9/15/2007        500         250
LTV Corp.                          11.75%      11/15/2009        725         377
National Steel Corp.               9.875%        3/1/2009        500         300
Ryerson Tull, Inc.                 9.125%       7/15/2006        500         498
Weirton Steel Corp.                10.75%        6/1/2005        500         390

PAPER AND PACKAGING (4.6%)
Ball Corp.                          7.75%        8/1/2006      1,000         965
Boise Cascade Co.                   9.45%       11/1/2009        500         521
Container Corp. of America          9.75%        4/1/2003        500         502
Domtar Inc.                         8.75%        8/1/2006        200         208
Domtar Inc.                         9.50%        8/1/2016        500         520
Fonda Group Inc.                    9.50%        3/1/2007        500         415
NoramPac Inc.                       9.50%        2/1/2008        500         500
Packaging Corp. of America         9.625%        4/1/2009      1,000       1,010
Paperboard Industries
 International Inc.                8.375%       9/15/2007      1,000         840
Tembec Finance Corp.               9.875%       9/30/2005        205         208
Tembec Industries Inc.             8.625%       6/30/2009        125         122
U.S. Timberlands LLC               9.625%      11/15/2007        750         668

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High Yield Portfolio               Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
RETAIL (0.3%)
Boise Cascade Office Products Corp. 7.05%       5/15/2005      $ 465       $ 449

TECHNOLOGY AND RELATED (5.0%)
Amphenol Corp.                     9.875%       5/15/2007        300         304
Beckman Instruments, Inc.           7.45%        3/4/2008        750         695
Celestica International, Inc.      10.50%      12/31/2006         65          67
Fairchild Semiconductor Corp.     10.125%       3/15/2007        475         475
Fisher Scientific International Inc.9.00%        2/1/2008      1,000         930
Iron Mountain, Inc.               10.125%       10/1/2006      1,000       1,017
Pierce Leahy Corp.                 9.125%       7/15/2007        375         360
SCG Holding & Semiconductor Co.
 Corp.                             12.00%        8/1/2009        652         689
Telecommunication Techniques Co.    9.75%       5/15/2008        750         705
Unisys Corp.                       7.875%        4/1/2008      1,000         925
Wesco Distribution Inc.            9.125%        6/1/2008      1,000         940

TELECOMMUNICATIONS (13.9%)
Covad Communications               12.00%       2/15/2010        750         555
Crown Castle International Corp.    9.00%       5/15/2011      1,350       1,255
Crown Castle International Corp.   10.75%        8/1/2011        403         407
Flag Limited Inc.                   8.25%       1/30/2008      1,500       1,320
GCI, Inc.                           9.75%        8/1/2007      1,000         900
Global Crossing Holding Ltd.       9.125%      11/15/2006      1,600       1,584
ITC DeltaCom, Inc.                  9.75%      11/15/2008        500         420
ITC DeltaCom, Inc.                 11.00%        6/1/2007        700         630
Intermedia Communications Inc.     8.875%       11/1/2007        500         475
Level 3 Communications Inc.        9.125%        5/1/2008      2,500       2,159
MJD Communications Inc.             9.50%        5/1/2008      1,000         880
McLeodUSA Inc.                     8.125%       2/15/2009        250         219
McLeodUSA Inc.                     8.375%       3/15/2008        150         135
McLeodUSA Inc.                      9.25%       7/15/2007      1,000         945
McLeodUSA Inc.                      9.50%       11/1/2008        155         146
Nextel Communications Inc.         9.375%      11/15/2009      1,000         980
Nextel Communications Inc.         12.00%       11/1/2008      1,350       1,438
NEXTLINK Communications, Inc.      10.75%      11/15/2008      1,000         925
NEXTLINK Communications, Inc.      10.75%        6/1/2009        410         379
PSINet Inc.                        10.00%       2/15/2005      2,300       1,495
Qwest Communications
 International Inc.                 7.50%       11/1/2008      1,000         993
Rogers Cantel, Inc.                 8.30%       10/1/2007        700         697
Voicestream Wireless Corp.        10.375%      11/15/2009        750         810

TRANSPORTATION (2.2%)
AMR Corp.                           9.00%        8/1/2012        230         232
Budget Group Inc.                  9.125%        4/1/2006      1,000         710
Delta Air Lines, Inc.               8.30%      12/15/2029      1,000         894
Delta Air Lines, Inc.             10.375%      12/15/2022        400         441
Kansas City Southern Industries,
 Inc.                               9.50%       10/1/2008(1)     125         127
United Air Lines, Inc.              9.75%       8/15/2021        520         515
United Air Lines, Inc.             10.25%       7/15/2021        135         138
United Air Lines, Inc.             11.21%        5/1/2014         62          68
                                                                    ------------
                                                                         121,014
                                                                    ------------

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
High Yield Portfolio               Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
UTILITIES (6.6%)
AES Corp.                          8.375%       8/15/2007      $ 500       $ 475
AES Corp.                           9.50%        6/1/2009      1,250       1,275
Azurix Corp.                      10.375%       2/15/2007(1)     650         591
CMS Energy Corp.                    7.50%       1/15/2009        350         312
CMS Energy Corp.                   8.125%       5/15/2002        750         739
Caithness Coso Fund Corp.           9.05%      12/15/2009        500         505
Calpine Corp.                      7.625%       4/15/2006      1,000         965
Cleveland Electric Illuminating Co. 7.43%       11/1/2009        750         732
El Paso Electric Co.                8.90%        2/1/2006      1,000       1,052
Niagara Mohawk Power Corp.          7.75%       10/1/2008        500         502
Public Service Co. of New Mexico    7.50%        8/1/2018      1,000         929
Western Resources, Inc.            6.875%        8/1/2004      1,350       1,225
                                                                    ------------
                                                                           9,302
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $146,339)                                                         135,137
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note G   6.46%       10/2/2000      1,586       1,586
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account           6.50%       10/2/2000      4,133       4,133
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $5,719)                                                             5,719
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
 (COST $152,058)                                                         140,856
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       3,912
Liabilities--Note G                                                      (3,021)
                                                                    ------------
                                                                             891
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 15,714,078 outstanding $.001 par value shares of beneficial
 interest (unlimited authorization)                                     $141,747
================================================================================

NET ASSET VALUE PER SHARE                                                  $9.02
================================================================================
*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the aggregate value of these securities was $4,713,000, representing 3.3% of net assets.


--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
--------------------------------------------------------------------------------
Paid in Capital                                  $162,630                 $10.35
Undistributed Net Investment Income                    --                     --
Accumulated Net Realized Losses--Note E           (9,681)                  (.62)
Unrealized Depreciation--Note F                  (11,202)                  (.71)
--------------------------------------------------------------------------------
NET ASSETS                                       $141,747                  $9.02
================================================================================

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F640 112000